 HOMESTEAD FUNDS


 SEMI-ANNUAL REPORT

         JUNE 30, 2002



[PHOTO]

-   Daily Income
-   Short-Term Government Securities
-   Short-Term Bond
-   Stock Index
-   Value
-   Small-Company Stock
-   International Stock Index
-   Nasdaq-100 Index Tracking Stock(SM)


[HOMESTEAD FUNDS LOGO]

                      THIS PAGE INTENTIONALLY LEFT BLANK.

[PHOTO]


TABLE OF CONTENTS

PERFORMANCE EVALUATION
        Daily Income                                                5-6
        Short-Term Government Securities and
          Short-Term Bond                                           7-9
        Stock Index                                               10-11
        Value                                                     12-13
        Small-Company Stock                                       14-15
        International Stock Index                                 16-17
        Nasdaq-100 Index Tracking Stock(SM)                       18-19
NOTICE OF PROXY MAILINGS                                             20
PORTFOLIO OF INVESTMENTS
        Daily Income                                              22-24
        Short-Term Government Securites                           25-27
        Short-Term Bond                                           28-36
        Stock Index                                                  37
        Value                                                     38-39
        Small-Company Stock                                       40-41
        International Stock Index                                    42
        Nasdaq-100 Index Tracking Stock(SM)                          43
FINANCIAL STATEMENTS                                              44-49
FINANCIAL HIGHLIGHTS                                              50-57
NOTES TO FINANCIAL STATEMENTS                                     58-61
DIRECTORS AND OFFICERS                                               62
APPENDIX A - Equity 500 Index Portfolio                           I-XIV
APPENDIX B - State Street MSCI(R) EAFE(R) Index Portfolio        I-XXII
APPENDIX C - Nasdaq-100 Index Tracking Stock(SM)                      a

LETTER FROM THE DIRECTOR


Dear Shareholders:

It would have been almost impossible to predict that the U.S. financial markets would be even more vexed in 2002 than in 2001. But so far this year we have seen a continuation of events that have further weakened investor confidence and put downward pressure on stock prices.

What would typically be thought of as a catalyst for improved stock market performance--indications that the economy is growing and continued low interest rates--has been offset by a series of accounting missteps and a crisis of corporate responsibility. Investors' immediate reaction to cases where companies were found to have fudged their accounting or otherwise duped shareholders was quick and obvious: they dumped those stocks. But as the public wondered when the next scandal would come to light and what the scope of the government's efforts at reform would be, waves of reaction spread well beyond select companies and specific sectors.

At the close of this six-month reporting period, the Standard & Poor's 500 Stock Index, the most widely used proxy for U.S. stocks, was down 13.16%. Even in this very gloomy scenario, a few stock and stock fund categories did well in the first half of this year. Small-company value stocks and select natural resources issues (including lumber, oil and gas) generally fared well. Typically, high-quality bonds and bond funds also posted gains, aided by low interest rates and investors' preference for less risky securities.

Both of Homestead's actively managed equity funds posted above-index returns for the six months ending June 30. The Small-Company Stock Fund posted a very strong 16.68% six-month return, compared to the -4.70% return for its benchmark, the Russell 2000. The Value Fund was just shy of being able to post a gain for the period. Still, with a six-month return of -0.53% this Fund was a full 12.63% ahead of its benchmark, the Standard & Poor's 500 Stock Index. Just after the close of this reporting period, stocks moved sharply lower. As of this writing, both of our actively managed equity funds continue to lead their respective indices, and the Small-Company Stock Fund has managed to hold on to a positive return for the year-to-date period despite a very turbulent July.

In closing, we want to say that we know that many investors are concerned about the stock market's recent volatility and are perhaps wondering whether it's time for them to make a move. While no one likes to see negative returns on their statement, suffering through occasional periods of underperformance has always been the price equity investors have had to pay in order to share in stocks' higher potential for gain. If you have a diversified investment program, you are wise to remain committed to it. For any shareholder questioning whether their current mix of Homestead Funds is appropriate, please give us a call at 1-800-258-3030, prompt 3. Our client service representatives can help.


Sincerely,

/s/ PETER R. MORRIS

Peter R. Morris

President, Homestead Funds

July 26, 2002

DAILY INCOME FUND



MARKET CONDITIONS

The economy gained strength during the six-month period ended June 30. Estimates of GDP pointed to a 3.5% to 4% real annualized growth rate, consumer spending remained firm and the housing sector powered ahead. There was, however, little improvement in capital spending. Businesses continue to put off new investment in technology and telecommunications and have also been slow to add to their workforce. An improvement in the labor market typically lags any rebound in the economy overall. Companies want to be sure a recovery is underway before committing to increased expenditures.

Inflation remained benign and short-term interest rates stayed at very low levels. The Federal Reserve took aggressive steps to lower rates in 2001 with a series of 11 federal funds rate cuts. So far this year the Fed has maintained its neutral bias and left its target for short-term interest rates unchanged. The federal funds rate, now at 1.75%, is the pace setter for yields on money market securities. Thus your Fund did not earn a generous yield for the period.

FUND STRATEGY

Your Fund's annualized seven-day compound yield at the end of this reporting period was 1.31%, a reflection of the very low interest rate environment. Given the encouraging signs that the economy is picking up steam and considering that the Fed has already brought about a long series of interest rate reductions, it is likely that short-term rates will begin to trend higher; however it is not known exactly when the turnaround in rates will occur. We will continue to keep the Fund's maturity reasonably short so that we can be quick to reinvest the proceeds from maturing securities in higher yielding issues.


TOTAL RETURN      Six-Month Period Ended 6/30/02
------------------------------------------------
Daily Income Fund                       .70%


OUTLOOK

Fundamentally the economy looks to be healthy and in time we expect a return to a more robust pace of growth and higher level of interest rates. While it is possible that a prolonged and precipitous decline in the stock market could have an effect on consumer confidence and delay the economy's return to vibrancy, real consumer spending has historically remained positive even through severe bear markets and tumultuous economic backdrops. Recent experience does not contradict this. We saw consumers bounce back quickly after 9/11, continue to spend during last year's recession and hold up well through announcements of large-scale corporate layoffs.

As the Fund's manager, we continue to look for opportunities to enhance the Fund's yield that are consistent with our goal of maintaining a constant $1.00 per share price. Given the turbulence in the financial markets, money market investors are likely relieved to have the peace of mind these safe-haven securities provide even in the current low interest rate environment.

DAILY INCOME FUND

PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                     on 12/31/01     on 6/30/02
--------------------------------------------------------------------------------
Commercial paper                         61.6%           45.8%
--------------------------------------------------------------------------------
Corporate bonds                          28.0%           35.1%
--------------------------------------------------------------------------------
U.S. Government obligations               3.0%           17.6%
--------------------------------------------------------------------------------
Cash equivalents                          7.4%            1.5%
================================================================================
    Total                                 100%            100%
================================================================================


                                      on 12/31/01     on 6/30/02
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY               51 days         61 days
--------------------------------------------------------------------------------


YIELD
Annualized seven-day compound yield (quoted 6/30/02)                     1.31%
--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/02
                                                                 Since
                                                                 Inception
                              1 Year     5 Year     10 Year      (11/90)
--------------------------------------------------------------------------------
Daily Income Fund              2.09%      4.42%       4.25%      4.37%
--------------------------------------------------------------------------------


The yield quotation more closely reflects the current earnings of the Fund than the total return. Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

HOMESTEAD BOND FUNDS


MARKET CONDITIONS

Interest rates, except those at the very short end of the yield curve, rose from year-end 2001 until late March of this year and then came tumbling down. The rate reversal coincided neatly with the stock market swoon. Stocks, as measured by the Standard & Poor's 500 Stock Index, hit a year-to-date peak in March and, as of this writing, are trading about 20% below that level. Investors are seeking the relative safety of the bond markets, and the increased demand has put downward pressure on yields.

While the direction of interest rates during this reporting period doesn't indicate this, an economic recovery is well underway. We are seeing strength in consumer spending, industrial production and federal spending. There is still weakness in capital spending and the job market, as companies are putting off big ticket purchases and postponing rehiring for as long as possible.

FUND STRATEGY

Your Funds enjoyed strong performance in the first half of the year as investors flocked to the same universe of securities we invest in: very high-grade corporates and government-issued bonds. A second-quarter bond rally brought rates below November 2001 levels--when worries about softness in the economy were more prevalent.

Security selection continues to be extremely important. Bonds whose issuers become distressed can lose 50% or more of their value, as investors have been very quick to shun troubled companies. We continue to be extremely credit conscious. In the Short-Term Bond Fund, we have avoided the brutalized energy-trading sector, but investors' extreme pessimism created a few opportunities for us to invest in securities offering incrementally higher yields. For instance, all issuers in the telecommunications and banking sectors were penalized by news of recent accounting scandals. We took advantage of the overreaction and added positions in what we deem to be very creditworthy issues (for example, the Verizon subsidiary, GTE California; and, in the finance arena, Household Finance and CIT Group).




TOTAL RETURNS                              Six-Month Period Ended 6/30/02
                                           -------------------------------
Short-Term Government Securities Fund                  2.09%
Merrill Lynch 1-5 Year U.S. Treasury Index             2.86%
---------------------------------------------------------------------------
Short-Term Bond Fund                                   2.34%
Merrill Lynch 1-5 Year Govt./Corp. Index               2.94%


OUTLOOK

While some argued for the Fed to start raising rates at mid-year, tightening may not begin until fourth quarter 2002 and possibly early 2003, depending on when stocks find a bottom. Both Homestead bond funds are managed to maintain a weighted average maturity of three years or less. The Funds' short maturity will help to limit the impact any increase in rates will have on share price.

SHORT-TERM GOVERNMENT SECURITIES FUND




PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                            on 12/31/01     on 6/30/02
----------------------------------------------------------------------------
U.S. Treasuries                                  51.8%          54.6%
----------------------------------------------------------------------------
Government-guaranteed agencies                   16.5%          15.3%
----------------------------------------------------------------------------
Mortgage-backed securities                       14.9%          14.6%
----------------------------------------------------------------------------
Asset-backed securities                          12.4%          11.6%
----------------------------------------------------------------------------
Cash equivalents                                  4.4%           3.9%
============================================================================
    Total                                         100%           100%
============================================================================
                                             on 12/31/01     on 6/30/02
----------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY                     2.93 years      2.84 years
----------------------------------------------------------------------------


YIELD
Annualized 30-day SEC yield (quoted 6/30/02)                         3.02%
----------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/02

                                                                           Since
                                                                           Inception
                                              1 Year         5 Year        (5/95)
--------------------------------------------------------------------------------------
Short-Term Government Securities Fund         4.92%          5.40%         5.49%
--------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year U.S. Treasury Index    7.43%          6.80%         6.83%
--------------------------------------------------------------------------------------



PERFORMANCE COMPARISON
   (000)

[LINE GRAPH]

               Homestead Short-Term      Merrill Lynch 1-5 Year
           Government Securities Fund      U.S. Treasury Index
May  95               10,000                     10,000
Dec  95               10,544                     10,757
Dec  96               11,014                     11,238
Dec  97               11,645                     12,037
Dec  98               12,286                     12,970
Dec  99               12,640                     13,234
Dec  00               13,528                     14,409
Dec  01               14,365                     15,614
June 02               14,666                     16,060

Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year U.S. Treasury Index. Past performance is not predictive of future performance. The Short-Term Government Securities Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SHORT-TERM BOND FUND


PORTFOLIO COMPOSITION

SECURITY DIVERSIFICATION

                                     on 12/31/01     on 6/30/02
--------------------------------------------------------------------------------
Corporate bonds                          45.6%           48.2%
--------------------------------------------------------------------------------
Mortgage-backed securities               18.8%           16.5%
--------------------------------------------------------------------------------
Asset-backed securities                  14.9%            9.1%
--------------------------------------------------------------------------------
U.S. Government obligations               9.2%           15.0%
--------------------------------------------------------------------------------
Commercial paper                          6.8%           11.2%
--------------------------------------------------------------------------------
Cash equivalents                          4.7%            0.0%
================================================================================
    Total                                 100%            100%
================================================================================

                                      ON 12/31/01     ON 6/30/02
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY             2.95 years      2.85 years
--------------------------------------------------------------------------------

YIELD
Annualized 30-day SEC yield (quoted 6/30/02)                             4.20%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/02                                                        Since
                                                                             Inception
                                          1 Year     5 Year     10 Year      (11/91)
-----------------------------------------------------------------------------------------
Short-Term Bond Fund                       5.60%      6.11%       5.93%      6.03%
-----------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Corp./Gov. Index    7.62%      6.96%       6.50%      6.70%
-----------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
     (ooo)


[LINE GRAPH]

              Homestead Short-Term           Merrill Lynch 1-5 Year
                  Bond Fund                   Corp./Gov. Index
Nov   91             10,000                          10,000
Dec   92             10,842                          11,007
Dec   93             11,560                          11,792
Dec   94             11,570                          11,727
Dec   95             12,820                          13,247
Dec   96             13,482                          13,858
Dec   97             14,374                          14,850
Dec   98             15,294                          15,990
Dec   99             15,785                          16,341
Dec   00             17,022                          17,793
Dec   01             18,236                          19,390
June  02             18,663                          19,960


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Merrill Lynch 1-5 Year Corp./Gov. Index. Past performance is not predictive of future performance. The Short-Term Bond Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

STOCK INDEX FUND


MARKET CONDITIONS

The bear market in U.S. stocks that began in March of 2000 continued through the first half of 2002. The Standard & Poor's 500 Stock Index ended the first quarter about where it began but traded sharply lower in the second quarter on news of accounting problems at WorldCom and other announcements of corporate wrong doing. The series of scandals caused investors to question the veracity of financial statements and wonder about the integrity of some of the executives at the helm of some of America's largest corporations.

The resulting sell-off in U.S. stocks has been deep and broad. Each of the S&P 500's 10 economic sectors posted a negative return for the six months ending June 30.

FUND PERFORMANCE

Your Fund is managed to track the performance of the unmanaged S&P 500 Stock Index, and our return for this period was in line with the Index's.

TOTAL RETURNS                                 Six-Month Period Ended 6/30/02
                                              ------------------------------
Stock Index Fund                                     -13.56%
Standard & Poor's 500 Stock Index (unmanaged)        -13.16%

INDEX CHANGES

The largest changes to S&P 500 industry weightings by market capitalization have been a continued paring back of exposure to the information technology and telecommunications sectors and an increased commitment to the financials, consumer staples and energy sectors. As a percent of total assets, the index's allocation to the information technology and telecommunications sectors decreased by about 5% from December 31, 2001 to June 30, 2002. Even at these lower levels, the index's position in IT and telecom combined is still significant, representing about 18% of total assets.

On May 14, the troubled telecommunications giant WorldCom was removed from the S&P 500 Stock Index and was therefore also eliminated from your Fund's portfolio.

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

No one can be sure exactly when stocks will find a bottom and begin to trend higher, but there are some reasons to be hopeful. First, the market has come a long way down already. As of this writing, the S&P 500 is trading about 40% below its bull market peak. Also, the economy looks to be on firm footing. There is also new fiscal stimulus in the pipeline (especially with increased government spending on defense and anti-terrorism efforts) and interest rates are still low. Lower rates can stimulate spending as borrowing becomes more affordable and debt savings (from refinancing higher interest loans) is passed on to consumers.

Our view is that the current bearish climate represents a return to more reasonable levels coming on the heels of the spectacular run-up in stocks that occurred from 1995 through 1999. While stock market volatility is hard to tolerate, investors with diversified portfolios and a reasonably long time horizon would be wise to stay the course.

STOCK INDEX FUND


PORTFOLIO COMPOSITION


TOP HOLDINGS OF THE EQUITY 500 INDEX PORTFOLIO ON 6/30/02
                                                                             % of total
                                                          Industry          market value
--------------------------------------------------------------------------------------------
Microsoft Corp.                                     Applications Software        3.2%
--------------------------------------------------------------------------------------------
General Electric Co.                              Diversified Manufacturing      3.1%
--------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                      Energy--Gas &Oil          2.9%
--------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                      Retail                2.6%
--------------------------------------------------------------------------------------------
Pfizer, Inc.                                           Pharmaceuticals           2.3%
============================================================================================


TOTAL RETURNS
period ended 6/30/02
                                                                           Since
                                                                           Inception
                                                    1 Year                 (10/99)
-------------------------------------------------------------------------------------------
Stock Index Fund                                   -18.64%                -10.27%
-------------------------------------------------------------------------------------------
S&P 500 Index                                      -17.99%                 -9.62%
-------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
    (ooo)

[LINE GRAPH]

                            Standard & Poor's              Homestead Stock
                             500 Stock Index                Index Fund
 Oct 99                          10,000                         10,000
 Dec 99                          10,969                         10,965
 Dec 00                           9,971                          9,904
 Dec 01                           8,787                          8,661
June 02                           7,631                          7,486



Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

VALUE FUND


MARKET CONDITIONS

For the six months ended June 30, news of the economy's growth and reports of better corporate earnings were overwhelmed by a series of accounting problems, allegations of insider trading scandals and other corporate missteps. Investor confidence was deeply shaken and stocks moved lower for the period.

Generally, the first two quarters of 2002 brought an improvement in fundamental market conditions. The economy began to emerge from last year's recession. Interest rates remained low, as the Federal Reserve did not take any action to raise short-term interest rates during the period.

FUND STRATEGY

Despite this difficult environment, your Fund almost managed to eke out a positive return for the six months ended June 30. The six-month -0.53% return was still much better than results for our benchmark index, the unmanaged Standard & Poor's 500. Just after the close of this reporting period, stocks moved sharply lower in response to new reports of ethics breaches and ongoing investigations of corporate malfeasance and the Fund lost some of its relative performance advantage.


TOTAL RETURNS                         Six-Month Period Ended 6/30/02
--------------------------------------------------------------------
Value Fund                                                    -0.53%
Standard & Poor's 500
Stock Index (unmanaged)                                      -13.16%

The Fund's better-than-Index results were due primarily to our lack of representation in the technology sector. Our only holding is a new position in the computer hardware and services company Hewlett-Packard, which we established after the merger with Compaq. At period end, the Fund's technology exposure was 0.72% of total portfolio value, compared to the Standard & Poor's 500's 14% weighting.

Most purchases during the six months were additions to existing positions, including a greater commitment to Delphi Corporation (an auto parts manufacturer spun off from General Motors), Southwest Airlines and J.P. Morgan Chase. In the pharmaceuticals industry, we sold Wyeth and redeployed the proceeds to Bristol-Myers Squibb, which in our opinion represented a better value.

Through mid-year and as of this writing, we have stuck firmly to our value strategy and have not had to greatly modify our approach in order to meet fund redemptions. We are pleased that shareholders look to be weathering this bear market cycle and do not appear to be overreacting to headline news. We appreciate your confidence.

OUTLOOK

We continue to look for and find promising investment opportunities in this environment, and our long-term view of stocks' growth potential is favorable. Still, investors should be prepared for the possibility of continued turbulence in the months ahead.

We realize that it can be difficult to stomach a loss, but occasional performance setbacks are inevitable. Stocks do not move up in a straight line. Looking ahead, we see no reason for investors who have long-term investment horizons to abandon their commitment to equity investing and no reason to believe that stocks over long time periods cannot continue to deliver superior returns.

VALUE FUND


PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/02
                                                                             % of total
                                                          Industry          market value
--------------------------------------------------------------------------------------------
Wendy's International, Inc.                              Restaurants            5.9%
--------------------------------------------------------------------------------------------
Bank of America Corp.                                     Financial             4.3%
--------------------------------------------------------------------------------------------
Genuine Parts Co.                                        Auto Parts             4.2%
--------------------------------------------------------------------------------------------
Bemis Co., Inc.                                     Packaging/Containers        3.8%
--------------------------------------------------------------------------------------------
JPMorgan Chase                                              Banks               3.8%
============================================================================================



AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/02
                                                                             Since
                                                                             Inception
                                          1 Year     5 Year     10 Year      (11/90)
-------------------------------------------------------------------------------------------
Value Fund                                 0.41%      5.59%      12.12%     12.38%
-------------------------------------------------------------------------------------------
S&P 500 Index                            -17.99%      3.66%      11.43%     12.65%
-------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
   (ooo)



                 Standard & Poor's 500         Homestead Value
                      Stock Index                  Fund
Nov  90                 10,000                     10,000
Dec  91                 13,403                     11,784
Dec  92                 14,423                     13,161
Dec  93                 15,807                     15,639
Dec  94                 16,079                     16,029
Dec  95                 22,115                     21,444
Dec  96                 27,189                     25,292
Dec  97                 36,257                     32,044
Dec  98                 46,618                     34,708
Dec  99                 56,606                     33,595
Dec  00                 52,118                     36,835
Dec  01                 45,929                     39,010
June 02                 39,889                     38,803


Comparison of the change in value of a $10,000 investment in the Fund at inception and the S&P 500 Index. Past performance is not predictive of future performance. The Value Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

SMALL-COMPANY STOCK FUND



MARKET CONDITIONS

Small-company value stocks were one of the only bright spots in an awful six-month period for stocks. Despite signs the economy was improving and continued low interest rates, the market was rocked by a series of corporate scandals. In June, WorldCom disclosed that it had used improper accounting techniques. Coming on the heels of Enron's collapse and the disclosure of phony energy trading schemes designed to boost revenues, WorldCom's announcement and subsequent bankruptcy filing raised further doubts about the veracity of company balance sheets and caused a crisis of confidence among investors.


FUND STRATEGY

Your Fund turned in very strong performance for the first half of the year and outdistanced its benchmark index, the unmanaged Russell 2000. Just after the close of this reporting period, stocks suffered a major sell-off and the Fund gave back some of its gains. But, as of this writing, performance is still positive for the year despite the extreme volatility we encountered in July.


TOTAL RETURNS                                 Six-Month Period Ended 6/30/02
                                              ------------------------------
Small-Company Stock Fund                                              16.68%
Russell 2000 Stock Index (unmanaged)                                  -4.70%


The bear market has improved valuations for many of the stocks we were interested in but did not want to acquire at their higher levels earlier in the year. We recently established positions in a number of small Virginia-based banks: National Bankshares, Southern Financial Bancorp and American National Bankshares. We also added CityBank, another small bank based in Washington state, and Astoria Financial, a savings and loan and mortgage lender headquartered in New York.

We have continued to add to positions in some of our top picks in the industrials sector. These include CLARCOR, an Illinois-based manufacturer of industrial filtration systems for "clean rooms" (such as laboratories and computer chip manufacturing plants) and oil and air filters for off-road machinery including locomotives. CLARCOR is an old-line company whose revenues have increased in every year of its 90 plus years of operating history. We have also added to our holdings of Triumph Group, an airplane parts manufacturer and service company.

OUTLOOK

The very high level of market volatility is likely to continue as investigations into corporate wrong doing churn forward and companies take steps on their own to scrub down their financials to pass investors' heightened scrutiny. It will take time for investors to rebuild their confidence in Corporate America. Bear markets have historically been good times to buy stocks and we hope our investors can continue to ride out this choppy period.

SMALL-COMPANY STOCK FUND

PORTFOLIO COMPOSITION

TOP HOLDINGS ON 6/30/02
                                                                             % of total
                                                          Industry          market value
----------------------------------------------------------------------------------------------
Hughes Supply, Inc.                              Construction Equip. Distr.      4.9%
----------------------------------------------------------------------------------------------
Claire's Stores, Inc.                                      Retail                4.2%
----------------------------------------------------------------------------------------------
CLARCOR Inc.                                        Manufacturing--Diverse       4.2%
----------------------------------------------------------------------------------------------
Questar Corp.                                            Energy--Gas             4.1%
----------------------------------------------------------------------------------------------
Carlisle Companies, Inc.                            Manufacturing--Diverse       4.0%
----------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/02
                                                                            Since
                                                                            Inception
                                                    1 Year                  (3/98)
-----------------------------------------------------------------------------------------
Small-Company Stock Fund                            19.88%                  6.67%
-----------------------------------------------------------------------------------------
Russell 2000 Index                                  -8.60%                  1.32%
-----------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
    (ooo)


[LINE GRAPH]



                   Russell 2000        Homestead Small-Company
                      Index                  Stock Fund
Mar  98               10,000                      10,000
Dec  98                9,080                       8,898
Dec  99               11,992                       8,849
Dec  00               10,835                      10,196
Dec  01               11,105                      11,335
June 02               10,583                      13,225


Comparison of the change in value of a $10,000 investment in the Fund at inception and the Russell 2000 Index. Past performance is not predictive of future performance. The Small-Company Stock Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

INTERNATIONAL STOCK INDEX FUND

MARKET CONDITIONS

Global economies looked to be taking steps toward recovery, but the improved conditions were not enough to offset the many negative factors bombarding investors. Among those: the series of accounting scandals in the U.S. and a general loss of faith in Corporate America, continued geopolitical tensions especially the conflict in the Middle East and the possibility of another terrorist attack on the U.S.

For the six-month period covered by this report, most of the European, Australian and Asian stock markets this Fund invests in suffered a similarly dismal fate as the U.S. However, returns for U.S. investors were improved by the decline in the value of the dollar.


TOTAL RETURNS                               Six-Month Period Ended 6/30/02
--------------------------------------------------------------------------
International Stock Index Fund                                      -2.45%
MSCI EAFE Index (unmanaged)                                         -1.62%


INDEX CHANGES

In our report to you a year ago, we discussed a number of changes MSCI would be making to their indices' calculation methodology--the determination of which countries and companies are included and the weighting each is given in the index. The changes were intended to make their indices even more closely representative of the world's stock markets. As of May 31, 2002, all of these planned changes have been phased in and are now fully reflected in the MSCI EAFE Index. Your Fund's holdings were adjusted accordingly so that we could continue to meet our goal of closely tracking the performance of the MSCI EAFE Index.

The MSCI EAFE Index represents the performance of just over 1,000 securities from 21 developed-market countries. On a country-by-country basis, the United Kingdom had the largest increase in country weight during this period, increasing to 26.5% of the MSCI EAFE Index, up from 25.30% at year-end. The largest decreases in country weights occurred in the commitments to France, Germany, Finland, Sweden and Italy, down 0.94%, 0.80%, 0.60%, 0.54% and 0.48%, respectively from their year-end levels.

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

For most of the established global markets this Fund invests in interest rates remain stimulative and expectations for GDP growth are positive, though muted. While continued dollar weakness could hurt share prices for foreign companies dependant on exports to the U.S., a weaker dollar will act as a counter against inflation (as it lowers the cost of goods imported from the U.S.) and thus should help keep central banks in Europe and Japan from tightening too aggressively. Also, as in the U.S., valuations for many international stocks are now much improved. All of these conditions--the likelihood of a global economic recovery, generally low interest rates, dollar weakness and better equity valuations--bode well for the future performance of international stock markets.

INTERNATIONAL STOCK INDEX FUND


PORTFOLIO COMPOSITION


TOP HOLDINGS OF THE STATE STREET MSCI(R)EAFE(R)INDEX PORTFOLIO ON 6/30/02
                                                                                                    % of total
                                                                                 Industry          market value
-------------------------------------------------------------------------------------------------------------------
BP Amoco                                                                      Integrated Oil           3.0%
-------------------------------------------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                           Pharmaceuticals          2.1%
-------------------------------------------------------------------------------------------------------------------
Novartis AG                                                                   Medical--Drug            2.1%
-------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                                                     Integrated Oil           2.0%
-------------------------------------------------------------------------------------------------------------------
HSBC Holdings                                                                      Bank                1.7%
-------------------------------------------------------------------------------------------------------------------


TOTAL RETURNS
periods ended 6/30/02
                                                                            Since
                                                                            Inception
                                                    1 Year                  (1/01)
------------------------------------------------------------------------------------------
International Stock Index Fund                     -11.27%                -17.70%
------------------------------------------------------------------------------------------
MSCI-EAFE Index                                     -9.50%                -15.72%
------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
  (ooo)

[LINE GRAPH]

                    EAFE          Homestead International
                   Index            Stock Index Fund
Jan  01            10,000                 10,000
Dec  01             7,785                  7,750
June 02             7,815                  7,560


Comparison of the change in value of a $10,000 investment in the Fund at inception and the MSCI EAFE Index. Past performance is not predictive of future performance. The International Stock Index Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND


MARKET CONDITIONS

Indications that the economy was rebounding after last year's recession and continued low interest rates were not enough to spur a rally in stocks. Virtually every U.S. broad market equity benchmark turned in negative results for the six months ending June 30.

FUND PERFORMANCE

Your Fund's benchmark, the Nasdaq-100 Index, fell steadily throughout the first half of this year. The decline represented a much-needed bubble bursting after years of tech-stock euphoria. It was also the result of inquiries into questionable accounting practices at a number of major companies including prior Nasdaq-100 Index holdings, Global Crossing and WorldCom. This bear market setback has been almost as severe as the bull market run up. As of this writing the Nasdaq-100 is down 80% from its bull market high in 2000.


Your Fund met its goal of closely tracking its benchmark index with a six-month return that was just 4 basis points off from the Index's. A basis point is .01%.


TOTAL RETURNS                             Six-Month Period Ended 6/30/02
                                          ------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund                         -33.27%
Nasdaq-100Index (unmanaged)                                      -33.31%


INDEX CHANGES

The Nasdaq-100 Index is comprised of the 100 largest non-financial U.S. and international stocks listed on the Nasdaq Stock Market. Index holdings are typically reevaluated annually, however, an Index company is immediately replaced if the security is delisted from the Nasdaq Stock Market or in the case of other developments that make it ineligible for inclusion.

So far in 2002, three companies have been replaced. On
June 3, Adelphia Communications was replaced by Dollar Tree Stores. On July 16, Immunex was replaced by chemical supplier and manufacturer Sigma-Aldrich. And on July 24, WorldCom was replaced by the home healthcare company Lincare Holdings.

OUTLOOK

An index approach means we seek to replicate our benchmark Index's return by establishing and maintaining a portfolio that has similar attributes. This is unlike an actively managed fund, where the portfolio manager takes positions in companies based upon his or her own investment opinion. Even though this Fund's portfolio holdings are determined by the Index's composition, we think it is relevant to share with you information that can help you assess the overall investment landscape.

This year's continued sell-off in the technology sector has brought valuations for many of the companies included in the Index to more reasonable levels. And, while the economy may not be expanding as vigorously as economists initially projected, the fundamentals look to be in place for a return to growth.

Since the Index's investments remain concentrated in technology companies, you should expect the Fund to behave pretty much like a technology investment and to experience considerable share price volatility. It continues to be an appropriate complement to your overall portfolio, but should not be your sole investment.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND


PORTFOLIO COMPOSITION


TOP HOLDINGS OF NASDAQ-100 INDEX TRACKING STOCK(SM) ON 6/30/02
                                                                             % of total
                                                          Industry          market value
------------------------------------------------------------------------------------------
Microsoft Corp.                                     Applications Software       13.3%
------------------------------------------------------------------------------------------
Intel Corp.                                            Semiconductors           5.6%
------------------------------------------------------------------------------------------
Cisco Systems Inc.                                   Networking Products        4.8%
------------------------------------------------------------------------------------------
QUALCOMM Inc.                                   Telecommunications Equipment    3.3%
------------------------------------------------------------------------------------------
Dell Computer Corp.                                       Computers             3.3%
==========================================================================================



AVERAGE ANNUAL TOTAL RETURNS
periods ended 6/30/02
                                                                            Since
                                                                            Inception
                                                    1 Year                  (1/01)
------------------------------------------------------------------------------------------
Nasdaq-100 Index Tracking Stock(SM) Fund           -44.31%                -50.25%
------------------------------------------------------------------------------------------
Nasdaq-100 Stock Index                             -42.52%                -47.22%
------------------------------------------------------------------------------------------


PERFORMANCE COMPARISON
   (ooo)

[LINE GRAPH]



                   Nasdaq-100          Homestead Nasdaq-100
                   Stock Index       Index Tracking Stock(SM)Fund
Jan  01              10,000                   10,000
Dec  01               5,970                    5,500
June 02               3,981                    3,670



Comparison of the change in value of a $10,000 investment in the Fund at inception and the Nasdaq-100 Stock Index. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking Stock(SM) Fund average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

NOTICE OF PROXY MAILINGS
SENT DURING THIS REPORTING PERIOD

ALL FUNDS

In May of this year, Homestead Funds sent proxy materials to all shareholders of record as of April 1 seeking a vote in the election of the Funds' board of directors. The board subsequently decided to postpone the vote; therefore, proxies were not tabulated.

STOCK INDEX FUND

This Fund is a feeder fund in a master-feeder arrangement. Under this structure, the Fund invests its assets in a separately managed portfolio, the Equity 500 Index Portfolio, which has the same investment objective as your Fund. The Fund's voting rights with respect to its interests in the Portfolio are passed through to shareholders of the Fund.

In June of this year, Homestead Funds sent proxy materials to all Stock Index Fund shareholders of record as of May 20 requesting a vote in the election of the Equity 500 Index Portfolio's board of trustees and approval of a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc., the manager of the master fund. A special meeting of Stock Index Fund shareholders was scheduled on Tuesday, July 30, 2002 for the purpose of tabulating and announcing the results of the proxy vote. This meeting was adjourned because a quorum was not present.

Shareholders of the Equity 500 Index Portfolio approved the election of the board of trustees and the new investment advisory agreement.

FINANCIALS



[PHOTO]

DAILY INCOME FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2002

(UNAUDITED)

                                         INTEREST  MATURITY       FACE
                                           RATE      DATE        AMOUNT      VALUE
------------------------------------------------------------------------------------------
COMMERCIAL PAPER (45.8% of portfolio)
American Express Credit Corp. .......      1.76%   07/08/02   $1,600,000   $1,599,453
American Express Credit Corp. .......      1.75    07/10/02      596,000      595,739
American Express Credit Corp. .......      1.75    07/11/02      500,000      499,757
American Express Credit Corp. .......      1.76    07/18/02      500,000      499,585
American General Finance Corp. ......      1.78    07/31/02    1,000,000      998,517
ChevronTexaco Corp. .................      1.74    08/29/02    2,000,000    1,994,297
ChevronTexaco Corp. .................      1.76    09/30/02    1,300,000    1,294,216
Coca-Cola Co. .......................      1.77    08/20/02    2,000,000    1,995,083
Duke Energy Corp. ...................      1.95    07/01/02    1,400,000    1,400,000
Duke Energy Corp. ...................      1.76    08/14/02    2,000,000    1,995,698
Exxon Mobil Asset Management Co. ....      1.75    07/10/02    1,227,000    1,226,463
General Electric Capital Corp. ......      1.78    07/24/02    1,000,000      998,863
IBM Credit Corp. ....................      1.80    07/10/02    1,000,000      999,550
IBM Credit Corp. ....................      1.80    07/24/02    1,500,000    1,498,275
IBM Credit Corp. ....................      1.74    08/21/02      450,000      448,891
Johnson & Johnson ...................      1.75    10/17/02    1,004,000      998,729
Merrill Lynch & Co., Inc. ...........      1.76    08/29/02      750,000      747,837
Merrill Lynch & Co., Inc. ...........      1.74    09/23/02      400,000      398,376
Morgan Stanley Dean Witter & Co. ....      1.77    07/11/02      500,000      499,754
Morgan Stanley Dean Witter & Co. ....      1.78    08/28/02    1,000,000      997,132
Philip Morris Cos., Inc. ............      1.87    08/02/02      250,000      249,584
Prudential Funding Corp. ............      1.73    07/18/02    1,000,000      999,183
Prudential Funding Corp. ............      1.80    07/31/02    1,000,000      998,500
Prudential Funding Corp. ............      1.79    08/30/02    1,300,000    1,296,122
Schering-Plough Corp. ...............      1.79    07/31/02    2,000,000    1,997,017
Schering-Plough Corp. ...............      1.74    08/26/02    1,300,000    1,296,481
Wal-Mart Stores, Inc. ...............      1.72    08/06/02    1,000,000      998,280
Wells Fargo Financial, Inc. .........      1.75    08/30/02    1,000,000      997,083
Wells Fargo Financial, Inc. .........      1.80    08/30/02    1,500,000    1,495,500
-----------------------------------------------------------------------------------------
    Total Commercial Paper (Cost $32,013,965)...........................   32,013,965
-----------------------------------------------------------------------------------------
CORPORATE NOTES (35.1% of portfolio)
American Express Credit Corp. (a)....      6.50    08/12/02      115,000      115,374
American General Finance Corp........      7.45    07/01/02       67,000       67,000
American General Finance Corp........      7.45    07/02/02       40,000       40,004
American General Finance Corp........      6.77    11/08/02      300,000      303,374
American General Finance Corp........      6.25    12/18/02       20,000       20,291
American General Finance Corp........      7.35    01/14/03    1,500,000    1,540,465
Associates Corp. of N.A .............      6.38    07/15/02      640,000      640,956
Associates Corp. of N.A .............      6.50    07/15/02      925,000      926,143
Associates Corp. of N.A .............      5.88    07/15/02      115,000      115,105
Associates Corp. of N.A .............      6.95    08/01/02       10,000       10,024

DAILY INCOME FUND

JUNE 30, 2002

(UNAUDITED)



                                             INTEREST    MATURITY       FACE
                                               RATE        DATE        AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE NOTES - CONTINUED
Associates Corp. of N.A ........               6.50%     08/15/02   $  210,000   $  210,916
Associates Corp. of N.A ........               6.59      10/07/02      150,000      151,270
Associates Corp. of N.A ........               6.38      10/15/02      555,000      561,152
Associates Corp. of N.A ........               6.50      10/15/02      130,000      130,991
Associates Corp. of N.A ........               7.63      11/04/02      125,000      127,305
Baltimore Gas & Electric Co. ...               7.25      07/01/02      205,000      205,000
Baltimore Gas & Electric Co. ...               7.25      07/02/02       10,000       10,001
Beneficial Corp. ...............               6.52      07/24/02      300,000      300,555
Citicorp .......................               6.38      11/12/02      200,000      202,584
Citicorp .......................               6.00      12/02/02       15,000       15,175
Coca-Cola Co. ..................               6.63      10/01/02      278,000      280,706
Commercial Credit Group, Inc. ..               6.45      07/01/02      115,000      115,000
E.I. DuPont de Nemours & Co. ...               6.75      10/15/02      370,000      373,802
General Electric Capital Corp. .               6.65      09/03/02       50,000       50,277
General Electric Capital Corp. .               6.50      09/27/02      200,000      201,965
General Electric Capital Corp. .               6.70      10/01/02       85,000       85,670
General Electric Capital Corp. .               6.52      10/08/02      379,000      382,940
General Electric Capital Corp. .               7.44      12/11/02    1,000,000    1,022,574
General Electric Capital Corp. .               7.00      02/03/03       35,000       35,826
General Motors Acceptance Corp.                6.30      07/08/02       70,000       70,030
Household Finance Corp. ........               6.85      09/15/02      100,000      100,678
Household Finance Corp. ........               5.88      11/01/02      245,000      247,281
Household Finance Corp. ........               7.63      01/15/03       25,000       25,577
Household Finance Corp. ........               6.13      02/27/03       50,000       50,964
IBM Credit Corp. ...............               6.45      11/12/02      330,000      334,942
John Deere Capital Corp. .......               7.00      10/15/02    1,000,000    1,013,318
John Deere Capital Corp. .......               6.90      10/18/02      100,000      101,015
Merrill Lynch & Co., Inc. ......               7.36      07/24/02      190,000      190,406
Merrill Lynch & Co., Inc. ......               7.25      07/26/02      405,000      406,238
Merrill Lynch & Co., Inc. ......               7.38      08/17/02       10,000       10,043
Merrill Lynch & Co., Inc. ......               6.64      09/19/02      268,000      269,717
Merrill Lynch & Co., Inc. ......               8.30      11/01/02    1,233,000    1,257,081
Merrill Lynch & Co., Inc. ......               6.00      02/12/03       75,000       76,330
Morgan Stanley Dean Witter & Co.               6.38      08/01/02      716,000      717,689
Morgan Stanley Dean Witter & Co.               7.13      01/15/03    1,105,000    1,133,035
Norwest Financial, Inc. ........               6.38      07/16/02      345,000      345,360
Norwest Financial, Inc. ........               6.25      11/01/02      262,000      264,565
Norwest Financial, Inc. ........               7.00      01/15/03      180,000      184,172
PepsiCo, Inc. ..................               5.75      01/02/03    1,495,000    1,520,286
Philip Morris Cos., Inc. .......               7.13      08/15/02    1,178,000    1,183,794
Philip Morris Cos., Inc. .......               7.25      01/15/03      235,000      240,533
Shell Oil Co. ..................               6.70      08/15/02    2,565,000    2,579,509

DAILY INCOME FUND

JUNE 30, 2002

(UNAUDITED)


                                             INTEREST    MATURITY         FACE
                                               RATE        DATE          AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------

CORPORATE NOTES - CONTINUED
Transamerica Finance Corp........              1.90%      07/02/02   $ 1,000,000   $   999,947
Transamerica Finance Corp........              7.25       08/15/02     2,238,000     2,250,520
Wal-Mart Stores, Inc.............              6.88       08/01/02       665,000       667,619
-----------------------------------------------------------------------------------------------------
    Total Corporate Notes (Cost $24,483,094).....................................   24,483,094
-----------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (17.6% OF PORTFOLIO)
Federal Farm Credit Bank ..................... 1.87       07/01/02       350,000       350,000
Federal Farm Credit Bank ..................... 1.80       07/26/02       500,000       499,375
Federal Farm Credit Bank ..................... 2.20       10/01/02     1,425,000     1,425,050
Federal Home Loan Bank ....................... 1.87       07/01/02     1,300,000     1,300,000
Federal Home Loan Bank ....................... 1.75       07/26/02       899,000       897,908
Federal Home Loan Bank ....................... 5.00       02/14/03     1,200,000     1,220,602
Federal Home Loan Mortgage Corp............... 1.73       09/19/02     1,800,000     1,793,100
Federal Home Loan Mortgage Corp............... 1.75       09/25/02     1,500,000     1,493,729
Federal National Mortgage Assn ............... 1.80       07/17/02     2,000,000     1,998,400
Federal National Mortgage Assn ............... 1.75       09/25/02     1,300,000     1,294,565
-----------------------------------------------------------------------------------------------------
    Total U.S. Government Agency Obligations (Cost $12,272,729)..................   12,272,729
-----------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (1.5% of portfolio)
SSgA Prime Money Market Fund ................. 1.66 (b)                1,060,807     1,060,807
SSgA Money Market Fund........................ 1.79 (b)                        1             1
-----------------------------------------------------------------------------------------------------
    Total Money Market Accounts (Cost $1,060,808)................................    1,060,808
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $69,830,596) - 100%........................  $69,830,596
=====================================================================================================


(a) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $115,374 and represents less than 1% of net assets.
(b)  7-day yield at June 30, 2002.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 2002

(UNAUDITED)

                                                 INTEREST       MATURITY          FACE
                                                  RATE            DATE           AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (11.6% OF PORTFOLIO)
Government Export Trust 93-1 ..................   6.00%         03/15/05      $  229,167     $  236,695
Guaranteed Export Trust 95-B ..................   6.13          06/15/04          70,588         71,374
Guaranteed Export Trust 93-C ..................   5.20          10/15/04         578,443        587,061
Guaranteed Export Trust 93-D ..................   5.23          05/15/05         229,787        234,673
Guaranteed Trade Trust 92-A ...................   7.02          09/01/04         135,417        142,243
Small Business Administration 93-J ............   5.90          10/01/13         192,946        198,503
Small Business Administration 98-E ............   6.30          05/01/18         157,261        164,642
Small Business Administration 98-H ............   6.15          08/01/18          81,662         84,959
Small Business Administration 99-D ............   6.15          04/01/19         213,037        221,198
Small Business Administration Pool #500724 ....   4.00          12/25/13          22,622         23,225
Small Business Administration Pool #502684 ....   2.75          07/25/19         105,359        105,985
Small Business Administration Pool #504305 ....   2.38          10/25/23         123,276        123,355
Small Business Investment Companies 92-C ......   7.15          09/01/02          13,380         13,496
Small Business Investment Companies 95-C ......   6.88          09/01/05         791,816        842,579
Small Business Investment Companies 99-A ......   6.24          03/10/09         991,945      1,012,101
---------------------------------------------------------------------------------------------------------
   Total Asset Backed Securities (Cost $3,914,352) .....................................      4,062,089
---------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (14.6% OF PORTFOLIO)
GNMA #1928 ....................................   7.00          11/20/09          37,083         39,238
GNMA #5144 ....................................   7.25          11/15/24          29,898         30,804
GNMA #8054 ....................................   6.63(a)       10/20/22          51,422         53,450
GNMA #8215 ....................................   6.38(a)       04/20/17          46,056         47,058
GNMA #8393 ....................................   6.75(a)       08/20/18          50,249         52,362
GNMA #8423 ....................................   6.38(a)       05/20/24          83,151         84,991
GNMA #8877 ....................................   6.38(a)       05/20/26          55,766         56,857
GNMA #80053 ...................................   5.38(a)       03/20/27          46,020         47,259
GNMA #80058 ...................................   6.38(a)       04/20/27          46,725         47,600
GNMA #80309 ...................................   5.00(a)       08/20/29         130,048        131,990
GNMA #510280 ..................................   6.00          08/15/14         129,593        134,079
GNMA #780336 ..................................   6.50          02/15/11          80,983         85,312
GNMA 1996-4 ...................................   7.00          04/16/26          86,969         91,461
GNMA 1997-11 ..................................   4.00          10/20/25          41,072         41,328
GNMA 1997-5 ...................................   7.00          10/20/25         459,999        479,129
GNMA 1999-23 ..................................   6.50          09/20/23          65,619         67,412
GNMA 1999-32 ..................................   7.00          08/20/27         140,000        147,757
GNMA 1999-36 ..................................   7.50          07/20/24         500,000        512,181
GNMA 2001-15 ..................................   6.38          10/20/29         175,121        180,742
GNMA 2001-53 ..................................   6.50          11/20/31         220,579        224,659
GNMA 2002-10 ..................................   6.50          09/20/29         214,446        216,230
GNMA 2002-20 ..................................   4.50          03/20/32         468,596        475,233
Vendee Mortgage Trust 92-2 ....................   7.00          05/15/18       1,000,000      1,037,100
Vendee Mortgage Trust 95-3 ....................   7.25          06/15/04         250,000        260,870

SHORT-TERM GOVERNMENT SECURITIES FUND

JUNE 30, 2002

(UNAUDITED)


                                                                INTEREST      MATURITY          FACE
                                                                  RATE          DATE           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
Vendee Mortgage Trust 96-3 ....................................   6.75%       08/15/20     $   166,200     $   172,720
Vendee Mortgage Trust 99-2 ....................................   6.50        04/15/14          36,580          36,931
Vendee Mortgage Trust 01-1 ....................................   7.00        01/01/31         350,000         367,609
-----------------------------------------------------------------------------------------------------------------------
         Total Mortgage Backed Securities (Cost $4,971,199) ..........................................       5,122,362
-----------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT AND AGENCY OBLIGATIONS (52.0% OF PORTFOLIO)
Israel Trust ..................................................   0.00(c)     05/15/03         117,000         114,660
Nafinsa Export/Import Trust (b) ...............................   6.79        08/01/04         125,000         129,295
National Archives Facility Trust ..............................   8.50        09/01/19          64,988          78,295
PEFCO Finance Corp. (b) .......................................   5.31        11/15/03       1,000,000       1,022,890
Private Export Funding Corp. ..................................   5.65        03/15/03          41,500          42,312
Private Export Funding Corp. ..................................   8.75        06/30/03         500,000         531,880
Private Export Funding Corp. ..................................   5.48        09/15/03         196,200         199,824
Private Export Funding Corp. ..................................   6.86        04/30/04         180,000         188,656
Private Export Funding Corp. ..................................   6.31        09/30/04         525,000         559,393
Private Export Funding Corp. ..................................   5.53        04/30/06         250,000         262,730
Private Export Funding Corp. ..................................   7.65        05/15/06         430,000         484,163
Private Export Funding Corp. ..................................   7.95        11/01/06         350,000         388,491
Smith Enron Shipbuilding ......................................   5.97        12/15/06         312,116         317,066
Turkey Trust ..................................................   0.00(c)     05/15/04         500,000         470,193
U.S. Department of Housing and Urban Development ..............   6.36        08/01/04          30,000          31,901
U.S. Department of Housing and Urban Development ..............   5.78        08/01/07         250,000         264,044
U.S. Treasury Note ............................................   6.00        07/31/02         100,000         100,383
U.S. Treasury Note ............................................   5.63        12/31/02       4,000,000       4,076,672
U.S. Treasury Note ............................................   5.50        01/31/03         500,000         510,645
U.S. Treasury Note ............................................   4.75        02/15/04         250,000         258,622
U.S. Treasury Note ............................................   5.88        11/15/04       7,000,000       7,439,684
U.S. Treasury Note ............................................   5.75        11/15/05         250,000         266,797
U.S. Treasury Note ............................................   6.50        10/15/06         250,000         275,217
U.S. Treasury Note Strips .....................................   0.00(c)     11/15/12         519,331         269,108
-----------------------------------------------------------------------------------------------------------------------
         Total U.S. Government and Agency Obligations (Cost $18,088,141)..............................      18,282,921
-----------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.9% OF PORTFOLIO)
Albany NY Industrial Development Authority ....................   7.29        08/01/04         160,000         160,486
Fairfax County VA Redevelopment & Housing Authority ...........   7.29        08/01/04         155,000         155,477
-----------------------------------------------------------------------------------------------------------------------
         Total Municipal Bonds (Cost $316,589) .......................................................         315,963
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS (17.0% OF PORTFOLIO)
U.S. Treasury Bill ............................................   1.69        07/25/02       5,244,085       5,244,085
U.S. Treasury Bill ............................................   1.70        07/11/02         749,646         749,646
-----------------------------------------------------------------------------------------------------------------------
         Total U.S. Treasury Bills (Cost $5,993,731) .................................................       5,993,731
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

JUNE 30, 2002

(UNAUDITED)


                                             INTEREST
                                               RATE                               VALUE
-----------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (3.9% OF PORTFOLIO)
Vanguard Money Market U.S. Treasury ..........1.49 % (d)                       $   1,359,241
-----------------------------------------------------------------------------------------------------
    Total Money Market Accounts (Cost $1,359,241) ..........................       1,359,241
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $34,643,253) - 100% ..................     $35,136,307
-----------------------------------------------------------------------------------------------------


(a)  Variable coupon rate as of June 30, 2002.
(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to 1,152,185 and represents 3.2% of net assets.
(c)  Zero coupon security, purchased at a discount.
(d)  7-day yield at June 30, 2002.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)



                                           INTEREST     MATURITY          FACE
                                              RATE        DATE           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (48.2% OF PORTFOLIO)
BASIC INDUSTRIES - 4.3%
  American Home Product Corp. (b) ....       5.88%      03/15/04      $  350,000     $  365,214
  Bayer Corp. (b) ....................       6.50       10/01/02         200,000        201,787
  Corning, Inc. ......................       6.00       08/15/03         500,000        491,482
  Dow Chemical Co. ...................       8.63       04/01/06         150,000        168,802
  Eastman Kodak Co. ..................       9.38       03/15/03         380,000        392,373
  Eastman Kodak Co. ..................       9.50       06/15/08         500,000        545,248
  Exxon Capital Corp. ................       0.00(a)    11/15/04         250,000        230,078
  Grand Metropolitan Investment Co. ..       0.00(a)    01/06/04         715,000        678,181
  H.J. Heinz Co. .....................       6.88       01/15/03         101,000        103,251
  H.J. Heinz Co. .....................       5.75       02/03/03         100,000        101,869
  Harsco Corp. .......................       6.00       09/15/03         625,000        643,566
  Honeywell International, Inc. ......       0.00(a)    08/01/03       1,320,000      1,278,549
  Ingersoll-Rand Co. .................       6.78       08/12/02         370,000        371,786
  Ingersoll-Rand Co. .................       5.80       06/01/04         600,000        620,940
  Johnson & Johnson ..................       8.72       11/01/24         500,000        575,510
  Occidental Petroleum Corp. .........       6.75       11/15/02       1,000,000      1,014,760
  Occidental Petroleum Corp. .........       6.50       04/01/05         500,000        526,110
------------------------------------------------------------------------------------------------------
      Total Basic Industries ...................................................      8,309,506
------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLE GOODS - 3.6%
Auto Parts
  Cooper Industries Co. ..............       5.88       02/20/03         100,000        101,592
  Cooper Tire & Rubber Co. ...........       7.25       12/16/02       1,000,000      1,013,349
Retail
  Gap, Inc ...........................       5.63       05/01/03         250,000        245,000
  May Department Stores Co. ..........       9.88       12/01/02         500,000        515,048
  Sears Roebuck Acceptance Corp. .....       6.63       07/09/02         245,000        245,182
  Sears Roebuck Acceptance Corp. .....       6.80       10/09/02         900,000        910,896
  Sears Roebuck Acceptance Corp. .....       6.82       10/17/02         867,000        878,375
  Sears Roebuck Acceptance Corp. .....       5.65       01/23/03         100,000        101,755
  Sears Roebuck Acceptance Corp. .....       6.00       03/20/03         200,000        204,774
  Sears Roebuck Acceptance Corp. .....       6.70       09/17/03       1,150,000      1,196,029
  Sears Roebuck Acceptance Corp. .....       6.72       09/17/03         200,000        208,052
  Wal-Mart Stores, Inc. ..............       8.75       12/29/06       1,000,000      1,004,460
  Wal-Mart Stores, Inc. ..............       8.50       09/15/24         425,000        484,757
------------------------------------------------------------------------------------------------------
      Total Consumer Non-Durable Goods .........................................      7,109,269
------------------------------------------------------------------------------------------------------
FINANCE - 17.3%
Banks
  ABN Ambro Bank .....................       8.25       08/01/09         115,000        124,418
  Bayerische Landesbank NY ...........       6.20       02/09/06       2,825,000      2,885,065

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)




                                        INTEREST    MATURITY         FACE
                                          RATE       DATE           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS - continued
  First Chicago Corp. ...........        4.25%(c)  07/28/03     $  175,000     $  175,146
  Fleet National Bank ...........        1.99(c)   07/31/02        315,000        315,026
  Household Bank, FSB ...........        8.45      12/10/02      3,000,000      3,064,479
  National City Bank of Cleveland        7.10      09/25/12        800,000        807,170
  NationsBank Corp. .............        7.23      08/15/12        200,000        200,937
  Republic New York Corp. .......        5.00(c)   08/07/02        850,000        852,190
  Republic New York Corp. .......        6.62      03/03/03        250,000        257,241
Financial Services
  American Express Credit Corp. .        7.45(c)   08/10/05      1,100,000      1,216,322
  Beneficial Corp. ..............        7.68      11/29/02        235,000        240,048
  Beneficial Corp. ..............        6.77      08/26/04        725,000        758,411
  Beneficial Corp. ..............        6.85      09/13/04        290,000        303,869
  Beneficial Corp. ..............        7.00      02/12/07        125,000        129,552
  Beneficial Corp. ..............        6.25      02/18/13        400,000        407,812
  CIT Group Holdings Inc. .......        6.38      08/01/02        600,000        596,807
  CIT Group, Inc. ...............        2.15(c)   09/13/02      1,000,000        991,500
  CIT Group, Inc. ...............        6.38      10/01/02        250,000        248,334
  CIT Group, Inc. ...............        5.92      11/08/02        250,000        247,801
  CIT Group, Inc. ...............        6.15      12/15/02        300,000        296,581
  CIT Group, Inc. ...............        7.38      03/15/03        775,000        769,102
  CIT Group, Inc. ...............        5.63      10/15/03        250,000        241,175
  CIT Group, Inc. ...............        7.50      11/14/03      1,000,000        994,556
  CIT Group, Inc. ...............        5.57      12/08/03        625,000        597,974
  CIT Group, Inc. ...............        7.13      10/15/04        200,000        196,769
  GATX Capital Corp. ............        6.36      12/16/02        450,000        445,788
  General Electric Capital Corp.         6.00      08/01/05        145,000        153,021
  General Electric Capital Corp.         1.48(c)   05/01/50        494,000        488,848
  General Motors Acceptance Corp.        6.75      09/09/02        130,000        131,113
  General Motors Acceptance Corp.        7.00      09/15/02        110,000        110,867
  General Motors Acceptance Corp.        6.48      05/01/06      1,000,000      1,027,221
  Heller Financial, Inc. ........        7.50      08/23/02      1,000,000      1,007,660
  Household Finance Corp. .......        5.88      11/01/02        500,000        505,885
  Household Finance Corp. .......        6.08      03/08/06        260,000        265,928
  Household Finance Corp. .......        6.13      07/15/12      3,570,000      3,573,249
  Textron Financial Corp. (b) ...        7.37      10/15/03        375,000        392,475
  Textron Financial Corp. .......        5.65      03/26/04      1,150,000      1,180,480
  Transamerica Finance Corp. ....        7.25      08/15/02        110,000        110,666
  Transamerica Finance Corp. ....        5.75      01/28/04        750,000        776,699
  Xtra, Inc. ....................        7.80      02/03/03        500,000        514,511
Insurance
  AON Corp. .....................        6.70      06/15/03        300,000        310,819
  CHUBB Capital Corp. ...........        6.88      02/01/03        250,000        256,988


SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)

                                                                INTEREST         MATURITY           FACE
                                                                  RATE             DATE            AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  Hartford Life Insurance Inc. ................................   6.90%          06/15/04      $   121,000     $   127,794
  Liberty Mutual Capital Corp. (b) ............................   7.98           12/01/02          500,000         509,885
  Liberty Mutual Capital Corp. (b) ............................   8.10           01/14/05        1,250,000       1,353,155
  Nationwide Life Ins. Co. (b) ................................   6.50           02/15/04          150,000         156,214
  Providian Corp. .............................................   7.85           06/23/04          350,000         376,791
  St. Paul Cos ................................................   6.50           05/13/03          575,000         595,009
  St. Paul Cos ................................................   6.40           08/18/03          500,000         518,526
  St. Paul Cos ................................................   6.31           11/17/03          250,000         258,575
  St. Paul Cos ................................................   7.18           05/05/04          450,000         473,588
Security & Commodity Brokers
  Goldman Sachs Group .........................................   5.90           01/15/03        1,000,000       1,020,114
----------------------------------------------------------------------------------------------------------------------------
    Total Finance ........................................................................................      33,560,154
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.4%
Railroad
  CSX Corp. ...................................................   6.65           06/15/04          450,000         475,268
  CSX Corp. ...................................................   6.36           03/15/05        1,000,000       1,057,188
  Norfolk Southern Railway Corp. ..............................   5.80           04/01/03          100,000         101,200
  Norfolk Southern Railway Corp. ..............................   5.37           07/15/04          900,000         923,538
  Norfolk Southern Railway Corp. ..............................   6.50           08/01/04          150,000         157,238
  Union Pacific Railroad Co. ..................................   7.06           05/15/03        1,900,000       1,952,649
  Union Tank Car Co. ..........................................   6.63           10/03/04        1,400,000       1,487,884
  Union Tank Car Co. ..........................................   6.57           01/02/14          447,584         463,240
----------------------------------------------------------------------------------------------------------------------------
    Total Transportation .................................................................................       6,618,205
----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 19.6%
Electric & Gas
  Baltimore Gas and Electric Co. ..............................   6.75           12/15/02          350,000         356,107
  Baltimore Gas and Electric Co. ..............................   6.13           07/01/03          100,000         103,293
  Central Hudson Gas & Electric Corp. .........................   7.97           06/11/03          250,000         261,233
  Central Hudson Gas & Electric Corp. .........................   7.85           07/02/04        1,000,000       1,078,232
  Cleveland Electric Illuminating Co. .........................   7.63           08/01/02          100,000         100,392
  Colonial Pipeline Co. (b) ...................................   7.45           08/15/07          500,000         540,986
  Commonwealth Edison Co. .....................................   7.38           09/15/02          665,000         671,417
  Commonwealth Edison Co. .....................................   8.50           07/15/22        5,000,000       5,205,300
  Delmarva Power & Light Co. ..................................   6.59           10/01/02          275,000         277,687
  Delmarva Power & Light Co. ..................................   6.40           07/01/03        2,500,000       2,585,538
  DTE Energy Co. (b) ..........................................   6.17(c)        06/15/38          915,000         930,001
  Duke Capital Corp. ..........................................   7.25           10/01/04        1,000,000       1,069,097
  Illinois Power Co. ..........................................   6.25           07/15/02          500,000         499,325
  Jersey Central Power & Light Co. ............................   7.13           10/01/04          500,000         504,030
  Kansas City Power & Light Co. ...............................   6.50           05/01/03          200,000         206,259

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)

                                                                INTEREST         MATURITY           FACE
                                                                  RATE             DATE            AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - CONTINUED
  Midwest Power Systems, Inc. ..................                 7.38%           02/01/08         $1,000,000     $1,027,045
  National Fuel Gas Co. ........................                 7.30            02/18/03          1,375,000      1,414,201
  National Fuel Gas Co. ........................                 6.21            08/12/27          1,000,000      1,003,326
  New Orleans Public Service Co. ...............                 7.00            03/01/03            500,000        508,293
  Niagara Mohawk Power Corp. ...................                 5.88            09/01/02          1,000,000      1,005,180
  Northern Indiana Public Service Co. ..........                 7.53            07/08/15            500,000        511,157
  Ohio Valley Electric Corp. (b) ...............                 5.94            02/12/06          1,000,000      1,041,871
  Potomac Electric Power Co. ...................                 6.25            10/15/07            250,000        262,385
  Public Service Electric & Gas Co. ............                 7.19            09/06/02            500,000        504,170
  Sempra Energy Corp. ..........................                 6.80            07/01/04            450,000        468,439
  South Carolina Electric & Gas Co. ............                 7.63            04/01/25          1,475,000      1,627,519
  Southern California Gas Co. ..................                 6.88            08/15/02            750,000        753,899
  Southern California Gas Co. ..................                 5.75            11/15/03          2,750,000      2,840,629
  Southern California Gas Co. ..................                 5.67            01/18/28          1,635,000      1,657,741
  Southwestern Electric Power Co. ..............                 7.75            06/01/04            500,000        534,013
  Tampa Electric Co. ...........................                 7.38            09/01/02          1,000,000      1,006,541
  Teco Energy, Inc. ............................                 7.00            10/01/15            300,000        302,900
  Union Electric Co. ...........................                 6.88            08/01/04          1,000,000      1,062,632
  Washington Gas Light Co. .....................                 6.50            02/24/23            500,000        512,425
  Washington Gas Light Co. .....................                 6.40            07/22/27            250,000        262,994
Telephone
  Chesapeake & Potomac Telephone Co. ...........                 5.63            03/01/07          2,000,000      1,977,496
  GTE North, Inc. ..............................                 9.19            01/01/22            500,000        525,486
  New Jersey Bell Telephone Co. ................                 4.63            06/01/05            557,000        551,540
  Northwestern Bell Telephone Co. ..............                 4.38            03/01/03            875,000        787,500
  NYNEX Capital Funding ........................                 8.75            12/01/04          1,000,000      1,102,380
  NYNEX Corp. ..................................                 9.55            05/01/10            115,167        134,351
  Southern Bell Telephone Co. ..................                 4.38            08/01/03            215,000        215,418
-------------------------------------------------------------------------------------------------------------------------------
    Total Utilities ........................................................................................     37,990,428
-------------------------------------------------------------------------------------------------------------------------------
    Total Corporate Bonds (Cost $92,249,020) ...............................................................     93,587,562
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (0.5% OF PORTFOLIO)
  Hydro-Quebec .................................                 6.50            07/16/03            100,000        103,788
  Hydro-Quebec .................................                 6.27            01/03/26             80,000         81,446
  Inter-American Development Bank ..............                 6.00            08/19/03            250,000        259,620
  Nova Gas Transmission ........................                 8.50            12/08/04            200,000        219,151
  Trans-Canada Pipelines .......................                 6.43            03/15/29            250,000        260,767
-------------------------------------------------------------------------------------------------------------------------------
    Total Foreign Bonds (Cost $897,120) ....................................................................        924,772
-------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (8.6% OF PORTFOLIO)
  ACLC Franchise Loan Receivables Trust 97-B (b)                 6.73            04/15/14          2,220,301      2,197,157
  Americredit Automobile Receivables Trust 99-A                  5.88            12/12/05          1,061,810      1,079,671

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)


                                                                         INTEREST     MATURITY             FACE
                                                                           RATE         DATE              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - CONTINUED
  Arcadia Automobile Receivables Trust 98-B A4 ......................       6.00 %     11/15/03     $     359,877    $     362,948
  Arcadia Automobile Receivables Trust 99-A .........................       6.12       12/15/06         1,280,360        1,316,840
  Auto Leasing Investors 97-A5 (b) ..................................       6.08       02/13/04           725,000          736,324
  CIT RV Trust 98-A .................................................       6.09       02/15/12           850,000          882,715
  CIT RV Trust 99-A .................................................       6.24       08/15/15           200,000          207,638
  Credit Card Merchant Voucher 97-A (b) .............................       6.23       08/01/02            61,727           61,929
  DVI Receivables Corp. 98-2 ........................................       5.76       10/11/06           600,225          609,775
  Fleetwood Credit Corp. Trust 96-A .................................       6.75       10/17/11           117,730          120,557
  Government Export Trust 93-1 ......................................       6.00       03/15/05           160,417          165,686
  John Deere Owner Trust 99-A .......................................       6.13       05/30/03           210,000          215,825
  Metlife Capital Equipment Loan Trust 97-A .........................       6.85       05/20/08         1,248,183        1,290,936
  Peachtree Franchise Loan, LLC 99-A (b) ............................       6.68       01/15/21           579,049          583,530
  Pemex Finance LTD 2A (b) ..........................................       6.13       11/15/03           199,995          204,491
  PNC Student Loan Trust I 97-C .....................................       6.57       01/25/04           125,000          128,237
  Railcar Trust 92-1 ................................................       7.75       06/01/04            80,200           84,095
  Sky Financial Medical Loan Securitization Corp. 01-A (b) ..........       6.43       12/15/11         1,969,181        2,065,021
  Small Business Administration 92-10 ...............................       7.15       09/01/02            22,300           22,493
  Small Business Administration 99-10B ..............................       6.00       03/01/09           189,834          199,393
  Team Fleet Financing Corp. 98-3A (b) ..............................       6.13       10/25/04           300,000          299,201
  Team Fleet Financing Corp. 99-3A (b) ..............................       6.70       06/25/03         3,640,994        3,664,387
  Union Acceptance Corp. 98-D .......................................       5.81       03/08/04           138,914          139,681
------------------------------------------------------------------------------------------------------------------------------------
      Total Asset Backed Securities (Cost $16,280,839) ..........................................................       16,638,530
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES (16.5% of portfolio)
  Aames Mortgage Trust 98-A .........................................       2.03 (c)   03/15/28            12,078           11,912
  Advanta Home Equity Loan Trust 92-3 ...............................       6.05       09/25/08            53,595           53,713
  Advanta Home Equity Loan Trust 94-1 ...............................       6.30       07/25/25           191,841          196,746
  Advanta Mortgage Loan Trust 93-4 ..................................       5.70       03/25/25           104,479          104,358
  Advanta Mortgage Loan Trust 94-1 A1 ...............................       6.30       07/25/25           199,776          205,055
  American Business Financial Services 96-2 .........................       7.53       02/15/28           169,059          179,419
  American Business Financial Services 99-1 .........................       6.58       05/25/30           855,429          898,559
  Chase Mortgage Finance Corp. 93-N .................................       6.75       11/25/24            45,111           45,292
  Chase Mortgage Finance Corp. 94-L .................................       7.50       11/25/10           233,689          236,313
   Chase Mortgage Finance Corp. 98-S4 ...............................       6.90       08/25/28           224,300          226,020
  Chemical Mortgage Acceptance Corp. 88-2 ...........................       7.41 (c)   05/25/18            66,770           66,889
  CITICORP Mortgage Securities, Inc. 88-11 ..........................       5.36 (c)   08/25/18           281,001          280,484
  CITICORP Mortgage Securities, Inc. 88-17 ..........................       5.87 (c)   11/25/18           247,013          246,585
  CITICORP Mortgage Securities, Inc. 92-16 ..........................       7.50       09/25/22             6,764            6,749
  CITICORP Mortgage Securities, Inc. 98-6 ...........................       6.80       07/25/28            21,708           21,785
  CMC Securities Corp. 93-E .........................................       6.50       11/25/08            71,261           71,144
  CMO Trust 17 ......................................................       7.25       04/20/18            17,125           18,142
  Contimortgage Home Equity Loan Trust 95-2 .........................       8.10       08/15/25           556,565          556,406

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)


                                                                         INTEREST     MATURITY             FACE
                                                                           RATE         DATE              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
  CoreStates Home Equity Trust 94-1 .................................       6.65 %     05/15/09     $      63,841    $      65,084
  Countrywide Alternative Loan Trust 02-4 ...........................       8.50       05/25/32           958,848        1,017,002
  Countrywide Funding Corp. 87-2 ....................................       6.54 (c)   02/25/18            96,281           96,120
  Countrywide Funding Corp. 98-15 ...................................       6.75       10/25/28           500,000          507,760
  Countrywide Funding Corp. 99-1 ....................................       6.75       06/25/29           399,714          409,395
  Credit Suisse First Boston Mortgage 01-26 .........................       6.75       11/25/31         1,109,486        1,113,712
  DLJ Mortgage Acceptance Corp. 91-3 ................................       5.68 (c)   02/20/21           302,130          304,838
  Equivantage Home Equity Loan Trust 95-2 ...........................       6.85       05/25/22            14,270           14,256
  Federal Deposit Insurance Credit Corp. 96-C1 ......................       6.75       05/25/26           138,075          140,357
  FHLMC 2055 ........................................................       6.50       04/15/14           180,000          185,201
  FHLMC 2108 ........................................................       6.25       04/15/27           365,840          369,926
  FHLMC 2122 ........................................................       6.25       02/15/29           181,575          180,084
  FHLMC 2134 ........................................................       6.00       03/15/14           157,513          159,135
  FHLMC 2275 ........................................................       6.50       01/15/31           267,322          269,326
  FHLMC 2321 ........................................................       6.00       12/15/11           546,477          551,790
  FHLMC 2322 ........................................................       6.50       06/15/31           944,279          939,884
  FHLMC 2326 ........................................................       6.50       03/15/31           497,958          501,886
  FHLMC 2416 ........................................................       6.00       02/15/22           616,230          611,725
  FHLMC 218209 ......................................................       8.50       06/01/02               428              431
  First Alliance Mortgage Loan Trust 94-1 ...........................       5.85       04/25/25           136,461          136,320
  First Alliance Mortgage Loan Trust 94-2 ...........................       7.63       07/25/25           294,737          306,817
  First Alliance Mortgage Loan Trust 94-3 ...........................       7.83       10/25/25            24,215           24,162
  First Greensboro Home Equity Loan Trust 98-1 ......................       6.55       12/25/29           415,411          435,965
  First Plus Home Loan Trust 97-3 ...................................       7.22       11/10/20           699,718          712,818
  Fremont Home Loan Owners Trust 99-2 ...............................       7.28       06/25/29           669,801          708,091
  GE Capital Mortgage Services, Inc. 94-1 ...........................       6.50       03/25/24            50,308           51,537
  GE Capital Mortgage Services, Inc. 98-8 ...........................       7.00       05/25/28           466,354          467,902
  GE Capital Mortgage Services, Inc. 99-11 ..........................       6.50       07/25/29           298,636          301,070
  GNMA 02-10 ........................................................       6.50       09/20/29           514,671          518,953
  Green Tree Home Improvement Loan Trust 99-E .......................       7.18       08/15/30             9,988           10,040
  HomEq Residential Trust 01-I ......................................       5.89       05/15/19           500,000          507,969
  Housing Securities Inc. 94-1 ......................................       7.50       03/25/09            60,691           63,626
  Housing Securities Inc. 94-2 ......................................       6.50       07/25/09            72,460           74,925
  Irwin Home Equity 97-2 ............................................       6.77       01/15/14           235,591          238,822
  Merrill Lynch Mortgage Investors, Inc. 94-A .......................       6.40 (c)   02/15/09            37,290           38,247
  Merrill Lynch Mortgage Investors, Inc. 96-C2 ......................       6.69       11/21/28            19,937           20,353
  Mid-State Trust 2 .................................................       9.63       04/01/03           400,000          408,288
  Morgan Stanley Capital 97-A7 ......................................       6.82       04/15/13           154,261          160,610
  Morgan Stanley Capital I 97-ALIC ..................................       5.99       01/15/28           253,490          263,759
  Mortgage Capital Funding, Inc. 98-MC3 .............................       6.00       11/18/31           304,296          316,729
  New Century Home Equity Loan Trust 97-NC5 .........................       6.70 (c)   10/25/28           111,019          116,762
  New Century Home Equity Loan Trust 97-NC6 .........................       7.01 (c)   05/25/26           165,000          172,622

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)


                                                                         INTEREST     MATURITY             FACE
                                                                           RATE         DATE              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - CONTINUED
  Norwest Asset Securities Corp. 97-10 ..............................       7.00 %     08/25/27     $     190,701    $     192,426
  Norwest Asset Securities Corp. 98-2 ...............................       6.50       02/25/28           137,468          141,067
  Norwest Asset Securities Corp. 99-14 ..............................       6.50       06/25/29           514,380          526,021
  Norwest Asset Securities Corp. 99-22 ..............................       6.50       09/25/14           258,265          266,445
  PNC Mortgage Securities Corp. 98-6 ................................       6.75       08/25/13            83,154           84,030
  Residential Accredit Loans, Inc. 95-QS1 ...........................       7.50       09/25/26           993,185        1,016,378
  Residential Asset Securities Corp. 99-KS1 .........................       6.11       05/25/25            83,541           83,690
  Residential Asset Securitization Trust 98-A1 ......................       6.75       03/25/28           205,000          207,064
  Residential Asset Securitization Trust 98-A12 .....................       6.80       11/25/28           348,545          350,389
  Residential Asset Securitization Trust 99-A1 ......................       6.75       03/25/29           292,409          300,031
  Residential Funding Mortgage Securities I 01-A4 ...................       6.25       06/25/15           867,757          879,107
  Residential Funding Mortgage Securities I 01-S24 ..................       5.50       10/25/31           738,823          744,438
  Residential Funding Mortgage Securities I 01-S24 ..................       6.00       10/25/31           738,823          750,082
  Residential Funding Mortgage Securities I 99-S16 ..................       6.75       01/25/13           434,864          451,715
  Residential Funding Mortgage Securities II 01-A3 ..................       6.25       09/25/31           897,993          909,973
  Residential Funding Mortgage Securities II 01-HI3 .................       5.70       10/25/14           875,000          902,678
  Ryland Acceptance Corp. 64 E ......................................       3.50 (c)   04/01/18           440,406          441,057
  Salomon Brothers Mortgage Securities 00-NL1 (b) ...................       6.91       09/15/08         1,190,000        1,286,763
  Salomon Brothers Mortgage Securities 97-LB6 .......................       6.82       12/25/27           120,186          126,601
  Salomon Brothers Mortgage Securities 98-NC7 .......................       6.84       01/25/29           350,000          366,974
  Structured Asset Securities Corp. 98-RF1 (b) ......................       8.66 (c)   04/15/27           374,966          407,225
  Structured Mortgage Asset Residential Trust 92-10A ................       7.50       11/25/08           148,204          154,153
  Structured Mortgage Asset Residential Trust 93-5 ..................       8.58 (c)   06/25/24            42,916           46,143
  TMS Home Equity Trust 93-C ........................................       5.75       10/15/22            18,406           18,547
  TMS Home Equity Trust 93-D ........................................       5.68       02/15/09            24,170           24,572
  TMS Home Equity Trust 96-B ........................................       2.16 (c)   10/15/27            66,712           67,069
  TMS Home Equity Trust 96-C ........................................       7.69       05/15/24           162,976          166,833
  TMS Home Equity Trust 97-A ........................................       7.24       05/15/27           192,167          200,660
  TMS Home Equity Trust 97-C ........................................       6.95       01/15/39           350,000          370,242
  UCFC Home Equity Loan 96-C1 .......................................       7.83       01/15/28           405,000          426,440
  UCFC Home Equity Loan 98-A ........................................       6.49       04/15/24           484,000          498,575
  UCFC Home Equity Loan 98-B ........................................       6.27       11/15/24           500,000          519,620
  UCFC Home Equity Loan 98-C1 .......................................       5.96       05/15/20           400,000          412,732
  UCFC Manufactured Housing Contract 98-2 A2 ........................       6.08       02/15/15            84,318           86,224
  UCFC Manufactured Housing Contract 98-2 A3 ........................       6.16       08/15/19         1,000,000        1,047,192
  Wells Fargo 00-1 ..................................................       7.00       05/25/30           155,707          161,857
  Wells Fargo 01-33 .................................................       6.25       12/25/16           506,450          519,547
------------------------------------------------------------------------------------------------------------------------------------
      Total Mortgage Backed Securities (Cost $31,176,513) .......................................................       32,074,430
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)


                                                                         INTEREST     MATURITY             FACE
                                                                           RATE         DATE              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.0% of portfolio)
  Federal Farm Credit Bank ..........................................       5.27 %     09/05/06     $   1,000,000    $   1,027,060
  Federal Farm Credit Bank ..........................................       5.00       01/22/07         2,000,000        2,044,134
  Federal Farm Credit Bank ..........................................       4.99       03/12/07         1,400,000        1,406,091
  Federal Farm Credit Bank ..........................................       5.00       03/15/07         1,700,000        1,702,864
  Federal Home Loan Bank ............................................       6.81       09/27/04         1,000,000        1,010,726
  Federal Home Loan Bank ............................................       5.00       05/08/06         2,000,000        2,006,284
  Federal Home Loan Bank ............................................       4.39       11/13/06         1,200,000        1,201,258
  Federal Home Loan Bank ............................................       4.70       11/29/06         1,100,000        1,102,462
  Federal Home Loan Bank ............................................       5.10       12/04/06           300,000          300,563
  Federal Home Loan Bank ............................................       5.00       12/06/06           800,000          803,911
  Federal Home Loan Bank ............................................       5.24       06/04/07           425,000          433,089
  Federal Home Loan Bank ............................................       5.10       06/19/07           500,000          507,738
  Federal Home Loan Bank ............................................       5.77       07/11/07           500,000          500,481
  Federal Home Loan Bank ............................................       5.75       09/26/11           775,000          788,803
  Federal Home Loan Mortgage Corp. ..................................       5.25       12/20/04         2,500,000        2,532,812
  Federal Home Loan Mortgage Corp. ..................................       5.05       04/09/07         1,250,000        1,258,107
  Federal Home Loan Mortgage Corp. ..................................       5.50       07/24/07         1,000,000        1,002,039
  Federal Home Loan Mortgage Corp. ..................................       5.85       09/22/08         1,250,000        1,252,348
  Federal National Mortgage Assn ....................................       4.45       03/04/04         1,000,000        1,003,995
  Federal National Mortgage Assn ....................................       4.65       06/26/06         1,250,000        1,266,564
  Federal National Mortgage Assn ....................................       4.50       11/14/06         1,100,000        1,104,291
  Federal National Mortgage Assn ....................................       6.00       05/25/08            24,344           24,824
  Federal National Mortgage Assn ....................................       7.00       07/25/12             6,456            6,457
  Federal National Mortgage Assn ....................................       7.00       06/25/23           146,442          147,013
  Federal National Mortgage Assn ....................................       6.50       04/18/28            63,544           63,634
  Federal National Mortgage Assn ....................................       6.50       01/25/31         1,190,227        1,205,083
  Smith Enron, Shipbuilding .........................................       5.97       12/15/06           370,000          375,868
  U.S. Treasury Note ................................................       6.00       07/31/02           500,000          501,918
  U.S. Treasury Note ................................................       5.88       11/15/04         2,375,000        2,524,179
------------------------------------------------------------------------------------------------------------------------------------
      Total U.S. Government and Agency Obligations (Cost $28,749,002)                                                   29,104,596
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPERS (11.2% of portfolio)
  American Express Credit Corp. .....................................       1.87       07/01/02         1,360,000        1,360,000
  Duke Energy Corp. .................................................       1.95       07/01/02         8,400,000        8,400,000
  Exxon Asset Management Co. ........................................       1.73       07/05/02         2,500,000        2,499,519
  IBM Credit Corp. ..................................................       1.74       07/10/02         9,500,000        9,495,868
------------------------------------------------------------------------------------------------------------------------------------
      Total Commercial Paper (Cost $21,755,387) .................................................................       21,755,387
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BOND FUND

JUNE 30, 2002

(UNAUDITED)


                                                                         INTEREST
                                                                           RATE                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS (0.0% of portfolio)
  SSgA Money Market Fund.............................................       1.66 % (d)                               $       2,213
  SSgA Prime Money Market Fund.......................................       1.79 (d)                                             1
------------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Accounts (Cost $2,214)..................................................................            2,214
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST 191,110,095) - 100%........................................................    $ 194,087,491
====================================================================================================================================

(a) Zero coupon security, purchased at a discount.
(b) 144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $16,997,616 and represents 8.9% of net assets.
(c) Variable coupon rate as of June 30, 2002.
(d) 7-day yield at June 30, 2002.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND


PORTFOLIO OF INVESTMENTS

JUNE 30, 2002

(UNAUDITED)


                                                                                  COST                              VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT IN EQUITY 500 INDEX PORTFOLIO.............................          $33,492,878                       $22,155,009
====================================================================================================================================

Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by Deutsche Asset Management. As of June 30, 2002, the Stock Index Fund's ownership interest in the Equity 500 Index Portfolio was 0.784%. Complete details relating to the investements of the Equity 500 Index Portfolio, along with the Portfolio's financial statements, can be found in Appendix A and should be considered an integral part of these financial statements.









THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND


PORTFOLIO OF INVESTMENTS

JUNE 30, 2002

(UNAUDITED)


                                             SHARES     VALUE
-----------------------------------------------------------------
COMMON STOCKS (94.9% of portfolio)
BASIC INDUSTRIES - 9.2%

Chemicals
  Avery Dennison Corp. ..................   162,600  $10,203,150

Forest Products
  Pope & Talbot, Inc. ...................    35,600      666,788

Packaging/Containers
  Bemis Co., Inc. .......................   266,800   12,673,000
  Pactiv Corp. (a).......................   301,200    7,168,560
-----------------------------------------------------------------
      Total Basic Industries.......................   30,711,498
-----------------------------------------------------------------

CAPITAL GOODS - 8.0%

Distribution/Wholesale
  Applied Industrial Technologies, Inc. .   181,125    3,531,938
  Hughes Supply, Inc. ...................   163,000    7,318,700

Industrial Machinery
  Flowserve Corp. (a) ...................    75,000    2,235,000
  Parker-Hannifin Corp. .................   156,975    7,501,835

Manufacturing - Diverse
  Honeywell International Inc. ..........    10,000      352,300
  Tyco International Ltd. ...............   414,000    5,593,140
-----------------------------------------------------------------
      Total Capital Goods..........................   26,532,913
-----------------------------------------------------------------

CONSUMER DURABLE GOODS - 10.9%

Auto Parts
  Delphi Automotive Systems Corp. .......   435,000    5,742,000
  Genuine Parts Co. .....................   400,400   13,961,948

Household Appliances & Furnishings
  Maytag Corp. ..........................   271,400   11,575,210

Office Supplies
  Office Depot, Inc. (a) ................   302,000    5,073,600
-----------------------------------------------------------------
      Total Consumer Durable Goods.................   36,352,758
-----------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 15.6%

Drugs & Health Care
  Abbott Laboratories ...................   209,000    7,868,850
  Bristol Myers Squibb Co ...............   196,000    5,037,200
  Schering-Plough Corp. .................   390,000    9,594,000

Food Processing
  J.M. Smucker Co. ......................   148,853    5,080,353

Retail
  Longs Drug Stores Corp. ...............   149,700   $4,235,013
  May Department Stores, Inc. ...........   371,250   12,225,262
  Ruddick Corp. .........................   468,100    7,938,976
-----------------------------------------------------------------
      Total Consumer Non-Durable Goods ............   51,979,654
-----------------------------------------------------------------

CONSUMER SERVICES - 5.9%

Restaurants
  Wendy's International, Inc. ...........   495,200   19,723,816
-----------------------------------------------------------------
      Total Consumer Services .....................   19,723,816
-----------------------------------------------------------------

ENERGY - 13.6%

Oil Companies - Integrated
  BP Amoco PLC ..........................   147,352    7,439,802
  ChevronTexaco Corp. ...................    85,000    7,522,500
  Phillips Petroleum Co. ................   150,000    8,832,000
  USX-Marathon Group ....................   370,000   10,034,400

Oil Well Services & Equipment
  Baker Hughes, Inc. ....................   127,000    4,227,830
  Transocean Sedco Forex Inc. ...........   228,000    7,102,200
-----------------------------------------------------------------
      Total Energy ................................   45,158,732
-----------------------------------------------------------------

FINANCE - 22.0%

Banks
  Bank of America Corp. .................   205,100   14,430,836
  Bank One Corp. ........................   100,000    3,848,000
  BB&T Corp. ............................   149,800    5,782,280
  Citigroup, Inc. .......................   210,100    8,141,375
..  Commerce Bancshares, Inc. .............    96,024    4,248,102
  J. P. Morgan, Chase & Co. .............   372,600   12,638,592

Insurance
  Allstate Corp. ........................   322,000   11,907,560
  Chubb Corp. ...........................   111,000    7,858,800
  Principal Financial Group (a) .........   142,800    4,426,800
-----------------------------------------------------------------
      Total Finance ...............................   73,282,345
-----------------------------------------------------------------

GENERAL BUSINESS - 1.0%

Commercial Printing
  R.R. Donnelley & Sons Co. .............   121,700    3,352,835
-----------------------------------------------------------------
      Total General Business ......................    3,352,835
-----------------------------------------------------------------

VALUE FUND

JUNE 30, 2002

(UNAUDITED)

                                                        SHARES/
                                                      FACE AMOUNT      VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - continued
TECHNOLOGY - 0.7%

Computer Hardware
  Hewlett-Packard Co. ............................      149,000   $  2,276,720
-------------------------------------------------------------------------------
      Total Technology ........................................      2,276,720
-------------------------------------------------------------------------------

TRANSPORTATION - 3.5%

Air Travel
  Southwest Airlines Co. .........................      720,000     11,635,200
-------------------------------------------------------------------------------
      Total Transportation ....................................     11,635,200
-------------------------------------------------------------------------------

UTILITIES - 4.5%

Gas & Pipeline
  Questar Corp. ..................................      339,900      8,395,530

Telephone
  BellSouth Corp. ................................      207,000      6,520,500
-------------------------------------------------------------------------------
      Total Utilities .........................................     14,916,030
-------------------------------------------------------------------------------
      Total Common Stock (Cost $229,049,268) ..................    315,922,501
-------------------------------------------------------------------------------

PREFERRED STOCKS (0.0% of portfolio)
K Mart Corp., 7.75% Convertible Preferred (a) ....       25,200        151,200
-------------------------------------------------------------------------------
      Total Preferred Stocks (Cost $1,281,750) ................        151,200
-------------------------------------------------------------------------------

COMMERCIAL PAPER (5.1% of portfolio)
American Express Credit Corp,
  1.87%, due 07/01/02 ............................  $   635,000        635,000
Duke Energy Corp.,
  1.95%, due 07/01/02 ............................   16,523,000     16,523,000
-------------------------------------------------------------------------------
      Total Commercial Paper (Cost $17,158,000) ...............     17,158,000
-------------------------------------------------------------------------------

MONEY MARKET ACCOUNTS (0.0% of portfolio)
SSgA Money Market Fund, 1.66% (b) .............................   $      3,230
SSgA Prime Money Market Fund, 1.79% (b) .......................              1
-------------------------------------------------------------------------------
      Total Money Market Accounts (Cost $3,231)                          3,231
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $247,492,249) - 100% ....   $333,234,932
===============================================================================


(a) Non-income producing.
(b) 7-day yield at June 30, 2002.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND


PORTFOLIO OF INVESTMENTS

JUNE 30, 2002

(UNAUDITED)

                                         SHARES       VALUE
-------------------------------------------------------------
COMMON STOCKS (84.1% of portfolio)
BASIC INDUSTRIES - 3.4%

Packaging/Containers
  Pactiv Corp. (a) ....................  30,000   $  714,000
-------------------------------------------------------------
      Total Basic Industries ..................      714,000
-------------------------------------------------------------

CAPITAL GOODS - 29.5%

Aerospace & Defense
  Triumph Group, Inc. (a) .............  14,900      664,540

Chemicals - Specialty
  Crompton Corp. ......................  35,000      446,250

Distribution/Wholesale
  Applied Industrial Technologies, Inc.  20,200      393,900
  Hughes Supply, Inc. .................  23,200    1,041,680

Industrial Machinery
  Flowserve Corp. (a) .................  18,500      551,300
  Manitowoc Co., Inc. .................  14,000      496,860
  Regal-Beloit Corp. ..................  18,000      437,580

Manufacturing - Diverse
  Carlisle Companies, Inc. ............  19,000      854,620
  CLARCOR, Inc. .......................  28,100      889,365
  Standex International Corp. .........  19,500      489,450
-------------------------------------------------------------
      Total Capital Goods .....................    6,265,545
-------------------------------------------------------------

CONSUMER DURABLE GOODS - 4.5%

Auto Parts
  Cooper Tire & Rubber Co. ............  25,800      530,190

Housewares
  Oneida Ltd. .........................  21,700      415,555
-------------------------------------------------------------
      Total Consumer Durable Goods ............      945,745
-------------------------------------------------------------

CONSUMER NON-DURABLE GOODS - 15.0%

Cosmetics & Toiletries
  Alberto Culver Co. (Class A) ........  15,000      677,700

Food Processing
  J.M. Smucker Co. ....................  10,868      370,925

Retail
  Charming Shoppes, Inc. (a) ..........  62,000      535,680
  Claire's Stores, Inc. ...............  39,000      893,100
  Longs Drug Stores, Corp. ............  18,900      534,681
  Ruddick Corp. .......................  10,400   $  176,384
-------------------------------------------------------------
      Total Consumer Non-Durable Goods ........    3,188,470
-------------------------------------------------------------

CONSUMER SERVICES - 3.1%

Restaurants
  CBRL Group, Inc. ....................  21,500      656,180
-------------------------------------------------------------
      Total Consumer Services .................      656,180
-------------------------------------------------------------

ENERGY - 3.5%

Oil Well Services & Equipment
  Helmerich & Payne, Inc. .............  20,500      732,260
-------------------------------------------------------------
      Total Energy ............................      732,260
-------------------------------------------------------------

FINANCE - 13.2%

Banks
  American National Bankshares Inc ....   4,000      109,560
  Astoria Financial Corp. .............  10,000      320,500
  City Bank ...........................   7,000      224,000
  National Bankshares Inc. (Virginia) .   5,000      133,750
  Southern Financial Bancorp Inc. .....   7,500      239,700
  UMB Financial Corp. .................  11,896      557,566
  Valley National Bancorp .............  24,281      675,012

Insurance
  Ohio Casualty Corp. (a) .............  26,200      547,580
-------------------------------------------------------------
      Total Finance ...........................    2,807,668
-------------------------------------------------------------

GENERAL BUSINESS - 7.8%

Business Services
  American Management Systems, Inc. (a)  26,500      506,415

Networking Products
  Cable Design Technologies (a) .......  62,500      640,625

Electronic Components
  Vishay Intertechnology, Inc. (a) ....  20,000      440,000

Linen Supply
  Superior Uniform Group, Inc. ........   6,200       63,984
-------------------------------------------------------------
    Total General Business ....................    1,651,024
-------------------------------------------------------------

SMALL-COMPANY STOCK FUND

JUNE 30, 2002

(UNAUDITED)

                                            SHARES/
                                          FACE AMOUNT     VALUE
------------------------------------------------------------------
COMMON STOCKS - CONTINUED
UTILITIES - 4.1%
Gas & Pipeline
  Questar Corp. .......................       35,300  $   871,910
------------------------------------------------------------------
      Total Utilities ..............................      871,910
------------------------------------------------------------------
      Total Common Stock (Cost $14,147,597) ........   17,832,802
------------------------------------------------------------------

COMMERCIAL PAPER (15.9% of portfolio)
American General Finance Corp,
  1.74%, due 07/10/02 .................   $1,000,000      999,565
American Express Credit Corp,
  1.87%, due 07/01/02 .................      292,000      292,000
Duke Energy Corp,
  1.95%, due 07/01/02 .................    1,042,000    1,042,000
IBM Credit Corp,
  1.74% , due 07/10/02 ................    1,048,000    1,047,544
------------------------------------------------------------------
      Total Commercial Paper (Cost $3,381,109) .....    3,381,109
------------------------------------------------------------------

MONEY MARKET ACCOUNTS (0.0% of portfolio)
SSgA Money Market Fund, 1.66% (b) ..................          505
SSgA Prime Money Market Fund, 1.79% (b) ............            1
------------------------------------------------------------------
      Total Money Market Accounts (Cost $506) ......          506
------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
  (COST $17,529,212) - 100% ........................  $21,214,417
==================================================================


(a) Non-income producing.
(b) 7-day yield at June 30, 2002.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND


PORTFOLIO OF INVESTMENTS

JUNE 30, 2002

(UNAUDITED)


                                                                                     COST                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT IN MSCI(R) EAFE(R) INDEX PORTFOLIO .........................           $1,152,711                        $1,154,608
====================================================================================================================================

Substantially all the assets of the International Stock Index Fund are invested in the MSCI(R) EAFE(R) Portfolio managed by SSgA. As of June 30, 2002, the International Stock Index Fund's ownership interest in the MSCI(R) EAFE(R) Portfolio was 1.760%. Complete details relating to the investments of the MSCI(R) EAFE(R) Portfolio, along with the Portfolio's financial statements, can be found in Appendix B and should be considered an integral part of these financial statements.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND


PORTFOLIO OF INVESTMENTS

JUNE 30, 2002

(UNAUDITED)


                                                                                    SHARES                          VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMINGLED FUND (99.6% of portfolio)
Nasdaq-100 Index Tracking Stock(SM) ...................................             62,135                        $1,619,859
------------------------------------------------------------------------------------------------------------------------------------
      Total Commingled Fund (Cost $2,273,058) ..........................................................           1,619,859
------------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET ACCOUNT (0.4% of portfolio)
SSgA Money Market Fund, 1.79% (a) ......................................................................               7,133
------------------------------------------------------------------------------------------------------------------------------------
      Total Money Market Account (Cost $7,133) .........................................................               7,133
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $2,280,191) - 100% ...............................................          $1,626,992
====================================================================================================================================


(a) 7-day yield at June 30, 2002.

As of June 30, 2002, substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System.





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES


JUNE 30, 2002

(UNAUDITED)


                                                                                            SHORT-TERM
                                                                      DAILY INCOME          GOVERNMENT           SHORT-TERM
                                                                          FUND            SECURITIES FUND         BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost: $69,830,596;
   $34,643,253; $191,110,095; $33,492,878; $247,492,249;
   $17,529,212; $1,152,711; $2,280,191) ............................  $69,830,596            $35,136,307        $194,087,491
Cash ...............................................................      468,469                 40,417           1,454,980
Receivables
   Dividends and interest ..........................................      591,652                357,206           2,200,127
   Capital shares sold .............................................        4,727                    864             190,698
   Due from REAdvisers .............................................           --                     --                  --
Prepaid expenses ...................................................       11,872                 11,263              20,288
------------------------------------------------------------------------------------------------------------------------------------
Total assets .......................................................   70,907,316             35,546,057         197,953,584
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables
   Investment securities purchased .................................      272,481                     --           6,811,524
   Accrued expenses ................................................       46,245                 28,004              87,848
   Due to RE Advisers ..............................................       27,941                 13,532              76,903
   Capital shares redeemed .........................................       59,261                     --              52,010
   Dividends .......................................................        2,128                  4,781              63,417
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities ..................................................      408,056                 46,317           7,091,702
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................  $70,499,260            $35,499,740        $190,861,882
====================================================================================================================================

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments ..............  $        --            $   493,054        $  2,977,396
Undistributed net income (loss) ....................................           --                     --              (1,714)
Undistributed net realized gain (loss) from investments
   and futures transactions ........................................     (18,173)                  2,019            (352,494)
Paid-in-capital applicable to outstanding shares of 70,517,433 of
   Daily Income Fund, 6,882,904 of Short-Term Government Securities
   Fund, 36,267,433 of Short-Term Bond Fund, 2,999,752 of Stock
   Index Fund, 13,187,050 of Value Fund, 1,721,661 of Small-Company
   Stock Fund, 153,777 of International Stock Index Fund, and
   442,022 of Nasdaq-100 Index Tracking Stock(SM) Fund .............   70,517,433             35,004,667         188,238,694
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................  $70,499,260            $35,499,740        $190,861,882
====================================================================================================================================
NET ASSET VALUE PER SHARE ..........................................  $      1.00            $      5.16        $       5.26
====================================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES


JUNE 30, 2002

(UNAUDITED)


                                                                     SMALL-           INTERNATIONAL            NASDAQ-100
             STOCK INDEX                     VALUE                  COMPANY            STOCK INDEX           INDEX TRACKING
                FUND                          FUND                 STOCK FUND              FUND              STOCK(SM) FUND
------------------------------------------------------------------------------------------------------------------------------------


             $ 22,155,009                 $333,234,932              $21,214,417          $ 1,154,608             $ 1,626,992
                       --                           --                        --                  --                      --

                       --                      338,345                   15,090                   --                      63
                   33,524                      953,603                    7,461               10,614                     392
                    6,198                           --                       --                1,766                      --
                    7,672                       32,415                    8,315                7,150                   7,500
------------------------------------------------------------------------------------------------------------------------------------
               22,202,403                  334,559,295               21,245,283            1,174,138               1,634,947
------------------------------------------------------------------------------------------------------------------------------------



                       --                      508,210                       --                   --                   2,596
                   62,325                      205,393                   29,281               12,061                  11,554
                       --                      177,473                   16,446                   --                     756
                       --                    1,090,506                       --                   --                      --
                       14                       33,560                       --                   --                      --
------------------------------------------------------------------------------------------------------------------------------------
                   62,339                    2,015,142                   45,727               12,061                  14,906
------------------------------------------------------------------------------------------------------------------------------------
             $ 22,140,064                 $332,544,153              $21,199,556          $ 1,162,077              $1,620,041
====================================================================================================================================



             $(11,337,869)                 $85,742,683              $ 3,685,205          $     1,897            $   (653,199)
                   46,965                        5,979                  (18,406)               5,881                 (11,524)

               (5,822,857)                  10,155,917                  (17,437)             (44,898)               (229,015)





               39,253,825                  236,639,574               17,550,194            1,199,197               2,513,779
------------------------------------------------------------------------------------------------------------------------------------
              $22,140,064                 $332,544,153              $21,199,556          $ 1,162,077              $1,620,041
====================================================================================================================================
                    $7.38                       $25.22                   $12.31                $7.56                   $3.67
====================================================================================================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 2002

(UNAUDITED)


                                                                                               SHORT-TERM
                                                                        DAILY INCOME           GOVERNMENT         SHORT-TERM
                                                                            FUND             SECURITIES FUND       BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ....................................................         $748,764               $702,812          $4,839,079
   Dividends ...................................................               --                     --                  --
   Allocated from Master
      Income ...................................................               --                     --                  --
      Expense ..................................................               --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total income ...................................................          748,764                702,812           4,839,079
------------------------------------------------------------------------------------------------------------------------------------
Expenses
   Management fees .............................................          169,323                 76,289             537,514
   Shareholder servicing .......................................           43,885                 23,162              57,761
   Custodian and accounting fees ...............................           22,634                 23,851              59,270
   Legal and audit fees ........................................            9,903                  6,362              22,606
   Registration expense ........................................            7,679                  6,833              12,899
   Communication ...............................................            6,447                  2,985              11,433
   Printing ....................................................            6,015                  3,034              15,777
   Directors fees ..............................................            3,689                  1,876               9,967
   Insurance ...................................................            2,678                  1,180               6,308
   Other expenses ..............................................            2,412                    695               3,247
   Administration fees .........................................               --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
Total expenses .................................................          274,665                146,267             736,782
------------------------------------------------------------------------------------------------------------------------------------
Less fees waived and expenses
  reimbursed by RE Advisers ....................................           (3,736)               (19,219)            (65,459)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses ...................................................          270,929                127,048             671,323
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ...................................          477,835                575,764           4,167,756
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments ........................          (18,173)                 2,019               8,218
Net change in unrealized appreciation (depreciation) ...........               --                134,145              99,530
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS .................................         (18,173)                136,164             107,748
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........         $459,662               $711,928          $4,275,504
====================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 2002

(UNAUDITED)


                                                                     SMALL-           INTERNATIONAL            NASDAQ-100
             STOCK INDEX                     VALUE                  COMPANY            STOCK INDEX           INDEX TRACKING
                FUND                          FUND                 STOCK FUND              FUND              STOCK(SM) FUND
------------------------------------------------------------------------------------------------------------------------------------



              $        --                  $   232,360               $   19,982              $    --               $     303
                       --                    3,103,401                   94,422                   --                      --

                  171,923                           --                       --               12,471                      --
                   (6,053)                          --                       --                 (679)                     --
------------------------------------------------------------------------------------------------------------------------------------
                  165,870                    3,335,761                  114,404               11,792                     303
------------------------------------------------------------------------------------------------------------------------------------


                       --                      993,048                   75,451                   --                   1,973
                   37,698                      201,474                   32,363               11,905                  13,895
                   25,008                       51,830                   17,876               10,679                  12,439
                    5,104                       46,472                    4,832                2,621                   2,711
                    6,712                       23,174                    5,714                6,519                   6,951
                    4,683                       37,058                    3,813                  731                     818
                    2,225                       33,075                    2,242                  236                     348
                    1,290                       22,013                    1,075                   58                      88
                      863                       14,483                      489                   15                      47
                      770                        9,153                      602                   48                      71
                   29,532                           --                       --                1,133                      --
------------------------------------------------------------------------------------------------------------------------------------
                  113,885                    1,431,780                  144,457               33,945                  39,341
------------------------------------------------------------------------------------------------------------------------------------

                  (31,197)                          --                  (11,647)             (27,873)                (27,514)
------------------------------------------------------------------------------------------------------------------------------------
                   82,688                    1,431,780                  132,810                6,072                  11,827
------------------------------------------------------------------------------------------------------------------------------------
                   83,182                    1,903,981                  (18,406)               5,720                 (11,524)
------------------------------------------------------------------------------------------------------------------------------------

                 (893,626)                  10,155,917                        4              (31,234)                (17,888)
               (2,577,861)                 (13,909,928)               2,528,688               27,314                (622,091)
------------------------------------------------------------------------------------------------------------------------------------
               (3,471,487)                  (3,754,011)               2,528,692               (3,920)               (639,979)
------------------------------------------------------------------------------------------------------------------------------------
              $(3,388,305)                 $(1,850,030)              $2,510,286              $ 1,800               $(651,503)
====================================================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          SHORT-TERM
                                                                          GOVERNMENT                     SHORT-TERM
                                        DAILY INCOME FUND               SECURITIES FUND                   BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                    Six Months                     Six Months                    Six Months
                                       Ended       Year Ended         Ended       Year Ended        Ended        Year Ended
                                   June 30, 2002  December 31,    June 30, 2002  December 31,   June 30, 2002   December 31,
                                    (Unaudited)       2001         (Unaudited)       2001        (Unaudited)        2001
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income............  $   477,835   $  2,390,721    $   575,764     $1,430,274     $ 4,167,756     $ 8,578,030
Net realized gain (loss)
   on investments................      (18,173)            --          2,019         30,525           8,218         (25,384)
Net change in unrealized
   appreciation (depreciation)...           --             --        134,145        282,917          99,530       2,401,322
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
   assets from operations........      459,662      2,390,721        711,928      1,743,716       4,275,504      10,953,968
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income............     (477,835)    (2,390,721)      (575,764)    (1,430,274)     (4,189,557)     (8,578,030)
Net realized gain
   on investments................           --             --             --        (30,525)             --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions
   to shareholders...............     (477,835)    (2,390,721)      (575,764)    (1,460,799)     (4,189,557)     (8,578,030)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS, NET
   (See Note 6)..................    4,313,218      2,502,939      3,093,943      3,873,790      19,840,950      20,431,325
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS.................    4,295,045      2,502,939      3,230,107      4,156,707      19,926,897      22,807,263

NET ASSETS
Beginning of period..............   66,204,215     63,701,276     32,269,633     28,112,926     170,934,985     148,127,722
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD....................  $70,499,260    $66,204,215    $35,499,740    $32,269,633    $190,861,882    $170,934,985
==================================================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     SMALL-
        STOCK INDEX                     VALUE                       COMPANY
           FUND                          FUND                     STOCK FUND
---------------------------------------------------------------------------------------
 Six Months                   Six Months                   Six Months
    Ended       Year Ended       Ended       Year Ended       Ended       Year Ended
June 30, 2002  December 31,  June 30, 2002  December 31,  June 30, 2002  December 31,
 (Unaudited)       2001       (Unaudited)       2001       (Unaudited)       2001
---------------------------------------------------------------------------------------



  $   83,182    $  145,329   $  1,903,981  $  4,162,497   $   (18,406)  $    28,312


    (893,626)     (189,096)    10,155,917    13,448,249             4       134,005

  (2,577,861)   (3,217,201)   (13,909,928)    1,306,169     2,528,688     1,142,176
---------------------------------------------------------------------------------------


  (3,388,305)   (3,260,968)    (1,850,030)   18,916,915     2,510,286     1,304,493
---------------------------------------------------------------------------------------


     (36,217)     (145,329)    (1,898,002)   (4,162,497)           --       (28,312)


          --            --             --   (13,148,848)           --            --
---------------------------------------------------------------------------------------


     (36,217)     (145,329)    (1,898,002)  (17,311,345)           --       (28,312)
---------------------------------------------------------------------------------------


   2,224,369       532,626      1,176,745    (3,262,770)    5,167,166     1,612,876
---------------------------------------------------------------------------------------


  (1,200,153)   (2,873,671)    (2,571,287)   (1,657,200)    7,677,452     2,889,057


  23,340,217    26,213,888    335,115,440   336,772,640    13,522,104    10,633,047
---------------------------------------------------------------------------------------
 $22,140,064  $ 23,340,217   $332,544,153  $335,115,440   $21,199,556   $13,522,104
=======================================================================================

       INTERNATIONAL                    NASDAQ-100
        STOCK-INDEX                   INDEX TRACKING
            FUND                      STOCK(SM) FUND
--------------------------------------------------------------
 Six Months                    Six Months
    Ended      Period Ended       Ended       Period Ended
June 30, 2002   December 31,  June 30, 2002   December 31,
 (Unaudited)       2001*       (Unaudited)        2001*
--------------------------------------------------------------



$    5,720     $   (543)      $  (11,524)      $  (10,611)


   (31,234)     (25,367)         (17,888)        (211,127)

    27,314      (25,516)        (622,091)         (31,108)
-------------------------------------------------------------


     1,800      (51,426)        (651,503)        (252,846)
-------------------------------------------------------------


        --           --               --               --


        --           --               --               --
-------------------------------------------------------------


        --           --               --               --
-------------------------------------------------------------


   736,765      474,938          989,168        1,535,222
-------------------------------------------------------------


   738,565      423,512          337,665        1,282,376


   423,512           --        1,282,376               --
-------------------------------------------------------------

$1,162,077     $423,512       $1,620,041       $1,282,376
=============================================================

* For the period beginning January 22, 2001 (inception date) to December 31,
2001.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DAILY INCOME FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                    SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                ENDED JUNE 30, 2002   -------------------------------------------------------------
                                                    (UNAUDITED)          2001        2000        1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................      $1.00           $1.00       $1.00       $1.00        $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (a)......................       0.01            0.04        0.06        0.04         0.05        0.05
   Net realized and unrealized gain (loss)
      on investments..............................         --              --          --          --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations...............       0.01            0.04        0.06        0.04         0.05        0.05
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income..........................      (0.01)          (0.04)      (0.06)      (0.04)       (0.05)      (0.05)
   Net realized gain..............................         --              --          --          --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions............................      (0.01)          (0.04)      (0.06)      (0.04)       (0.05)      (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................      $1.00           $1.00       $1.00       $1.00        $1.00       $1.00
===================================================================================================================================
TOTAL RETURN (a)..................................       0.70% (b)       3.65%       5.76%       4.56%        4.91%       4.92%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands).............    $70,499         $66,204     $63,701     $63,734      $58,577     $53,033
Ratio of gross expenses before voluntary expense
   limitation to average net assets...............       0.81% (c)       0.84%       0.86%       0.84%        0.87%       0.83%
Ratio of net investment income to
   average net assets (a).........................       1.41% (c)       3.58%       5.62%       4.47%        4.80%       4.80%
Ratio of expenses to average net assets (a).......       0.80% (c)       0.80%       0.80%       0.80%        0.80%       0.80%


--------------------

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM GOVERNMENT SECURITIES FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                     SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                 ENDED JUNE 30, 2002  -------------------------------------------------------------
                                                     (UNAUDITED)         2001        2000        1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................      $5.14           $5.08       $5.00       $5.09        $5.07       $5.05
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a)......................       0.09            0.25        0.26        0.23         0.25        0.26
   Net realized and unrealized gain (loss)
      on investments..............................       0.02            0.06        0.08       (0.09)        0.02        0.02
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations...............       0.11            0.31        0.34        0.14         0.27        0.28
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income..........................      (0.09)          (0.25)      (0.26)      (0.23)       (0.25)      (0.26)
   Net realized gain..............................         --             --          --          --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions............................      (0.09)          (0.25)      (0.26)      (0.23)       (0.25)      (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................      $5.16           $5.14       $5.08       $5.00        $5.09       $5.07
===================================================================================================================================
TOTAL RETURN (a)..................................       2.09% (b)       6.19%       7.04%       2.88%        5.51%       5.73%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands).............    $35,500         $32,270     $28,113     $34,459      $23,930     $16,187
Ratio of gross expenses before voluntary expense
   limitation to average net assets...............       0.86% (c)       0.92%       0.88%       0.86%        1.03%       1.27%
Ratio of net investment income to
   average net assets (a).........................       3.40% (c)       4.74%       5.21%       4.63%        5.00%       5.19%
Ratio of expenses to average net assets (a).......       0.75% (c)       0.75%       0.75%       0.75%        0.75%       0.75%
Portfolio turnover rate...........................         18%             52%         18%          9%          57%         12%



--------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHORT-TERM BOND FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                 ENDED JUNE 30, 2002  -------------------------------------------------------------
                                                     (UNAUDITED)         2001        2000        1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................      $5.26           $5.18       $5.09       $5.21        $5.18       $5.15
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a)......................       0.12            0.28        0.30        0.28         0.29        0.30
   Net realized and unrealized gain (loss)
      on investments..............................         --            0.08        0.09       (0.12)        0.03        0.03
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations...............       0.12            0.36        0.39        0.16         0.32        0.33
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income..........................      (0.12)          (0.28)      (0.30)      (0.28)       (0.29)      (0.30)
   Net realized gain..............................          --             --          --          --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions............................      (0.12)          (0.28)      (0.30)      (0.28)       (0.29)      (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................      $5.26           $5.26       $5.18       $5.09        $5.21       $5.18
===================================================================================================================================
TOTAL RETURN (a)..................................       2.34% (b)       7.13%       7.84%       3.21%        6.40%       6.62%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands).............   $190,862        $170,935    $148,128    $171,694     $146,350    $108,898
Ratio of gross expenses before voluntary expense
   limitation to average net assets...............       0.82% (c)       0.83%       0.87%       0.83%        0.84%       0.87%
Ratio of net investment income to
   average net assets (a).........................       4.65% (c)       5.36%       5.81%       5.48%        5.53%       5.75%
Ratio of expenses to average net assets (a).......       0.75% (c)       0.75%       0.75%       0.75%        0.75%       0.75%
Portfolio turnover rate...........................         28%             68%         22%         37%          62%         55%





--------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STOCK INDEX FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              OCTOBER 28, 1999
                                                     SIX MONTHS              YEAR ENDED DECEMBER 31,          (INCEPTION DATE)
                                                 ENDED JUNE 30, 2002         -----------------------           TO DECEMBER 31,
                                                     (UNAUDITED)             2001               2000                1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ..............       $8.55               $9.84             $10.96               $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ....................        0.03                0.05               0.06                 0.01
   Net realized and unrealized gain (loss)
      on investments ............................       (1.19)              (1.29)             (1.12)                0.96
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations .............       (1.16)              (1.24)             (1.06)                0.97
------------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ........................       (0.01)              (0.05)             (0.06)               (0.01)
   Net realized gain ............................          --                  --                 --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions ..........................       (0.01)              (0.05)             (0.06)               (0.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................       $7.38               $8.55              $9.84               $10.96
====================================================================================================================================
TOTAL RETURN (a) ................................      (13.56)% (b)        (12.55)%            (9.68)%              (9.65)% (b)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ...........     $22,140             $23,340            $26,214               $8,311
Ratio of gross expenses before voluntary expense
   limitation to average net assets .............        1.02% (c)           1.10%               N/A                  N/A
Ratio of net investment income to
   average net assets (a) .......................        0.71% (c)           0.61%              0.65%                0.54% (c)
Ratio of expenses to average net assets (a) .....        0.75% (c)           0.75%              0.59%                0.72% (c)
Portfolio turnover rate (d) .....................         N/A                 N/A                N/A                  N/A





--------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.
(d) See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VALUE FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     SIX MONTHS                          YEAR ENDED DECEMBER 31,
                                                 ENDED JUNE 30, 2002  -------------------------------------------------------------
                                                     (UNAUDITED)         2001        2000        1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .............       $25.50          $25.38      $23.53      $26.50       $25.50      $20.99
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income .......................         0.14            0.33        0.39        0.41         0.40        0.37
   Net realized and unrealized gain (loss)
      on investments ...........................        (0.28)           1.17        1.85       (1.23)        1.72        5.22
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ............        (0.14)           1.50        2.24       (0.82)        2.12        5.59
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income .......................        (0.14)          (0.33)      (0.39)      (0.41)       (0.40)      (0.37)
   Net realized gain ...........................           --           (1.05)         --       (1.74)       (0.72)      (0.71)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions .........................        (0.14)          (1.38)      (0.39)      (2.15)       (1.12)      (1.08)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................       $25.22          $25.50      $25.38      $23.53       $26.50      $25.50
====================================================================================================================================
TOTAL RETURN ...................................        (0.53)% (a)      5.90%       9.64%      (3.21)%       8.31%      26.70%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..........     $332,544        $335,115    $336,773    $406,302     $449,002    $378,621
Ratio of net investment income to
   average net assets ..........................         1.13% (b)       1.26%       1.58%       1.47%        1.52%       1.59%
Ratio of expenses to average net assets ........         0.85% (b)       0.85%       0.85%       0.74%        0.72%       0.79%
Portfolio turnover rate ........................            9%             19%         18%         17%          10%          6%





--------------------
(a) Aggregate total return for the period.
(b) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SMALL-COMPANY STOCK FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              MARCH 4, 1998
                                                     SIX MONTHS             YEAR ENDED DECEMBER 31,         (INCEPTION DATE)
                                                 ENDED JUNE 30, 2002    ------------------------------       TO DECEMBER 31,
                                                     (UNAUDITED)         2001        2000        1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............        $10.55           $9.51       $8.32       $8.85           $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a)...................         (0.01)           0.02        0.08        0.05             0.05
   Net realized and unrealized gain (loss)
      on investments...........................          1.77            1.04        1.19       (0.10)           (1.15)
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations............          1.76            1.06        1.27       (0.05)           (1.10)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income.......................            --           (0.02)      (0.08)      (0.05)           (0.05)
   Net realized gain...........................            --              --          --       (0.43)              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions.........................            --           (0.02)      (0.08)      (0.48)           (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................        $12.31          $10.55       $9.51       $8.32            $8.85
===================================================================================================================================
TOTAL RETURN (a)...............................         16.68% (b)      11.17%      15.21%      (0.55)%         (11.02)% (b)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)..........       $21,200         $13,522     $10,633     $10,637           $7,562
Ratio of gross expenses before voluntary expense
   limitation to average net assets............          1.63%  (c)      1.94%       2.04%       2.02%            3.11% (c)
Ratio of net investment income to
   average net assets (a)......................         (0.21)% (c)      0.24%       0.87%       0.65%            1.04% (c)
Ratio of expenses to average net assets (a)....          1.50%  (c)      1.50%       1.50%       1.50%            1.50% (c)
Portfolio turnover rate........................             0%             20%         11%         23%              20% (c)





--------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INTERNATIONAL STOCK INDEX FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                  JANUARY 22, 2001
                                                                                                SIX MONTHS        (INCEPTION DATE)
                                                                                            ENDED JUNE 30, 2002    TO DECEMBER 31,
                                                                                                (UNAUDITED)              2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .....................................................           $7.75               $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...........................................................            0.04                (0.01)
   Net realized and unrealized gain (loss)
      on investments ...................................................................           (0.23)               (2.24)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ....................................................           (0.19)               (2.25)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ...............................................................              --                   --
   Net realized gain ...................................................................              --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions .................................................................              --                   --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................................................           $7.56                $7.75
====================================================================================================================================
TOTAL RETURN (a) .......................................................................           (2.45)% (b)         (22.50)% (b)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..................................................          $1,162                 $424
Ratio of gross expenses before voluntary expense
   limitation to average net assets ....................................................            7.65%  (c)          17.79 % (c)
Ratio of net investment income to
   average net assets (a) ..............................................................            1.26%  (c)          (0.23)% (c)
Ratio of expenses to average net assets (a) ............................................            1.50%  (c)           1.50 % (c)
Portfolio turnover rate (d) ............................................................             N/A                  N/A





--------------------
(a) Excludes excess administrative fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.
(d) See Appendix B for the portfolio turnover of the MSCI(R) EAFE(R) Index Portfolio.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NASDAQ-100 INDEX TRACKING STOCK(SM) FUND


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                  JANUARY 22, 2001
                                                                                                SIX MONTHS        (INCEPTION DATE)
                                                                                            ENDED JUNE 30, 2002    TO DECEMBER 31,
                                                                                                (UNAUDITED)              2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .....................................................           $5.50               $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (a) ...........................................................           (0.03)               (0.05)
   Net realized and unrealized gain (loss)
      on investments ...................................................................           (1.80)               (4.45)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations ....................................................           (1.83)               (4.50)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
   Net investment income ...............................................................              --                   --
   Net realized gain ...................................................................              --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions .................................................................              --                   --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................................................           $3.67                $5.50
====================================================================================================================================
TOTAL RETURN (a) .......................................................................          (33.27)% (b)         (45.00)% (b)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands) ..................................................          $1,620               $1,282
Ratio of gross expenses before voluntary expense
   limitation to average net assets ....................................................            4.98 % (c)           5.96 % (c)
Ratio of net investment income (loss) to
   average net assets (a) ..............................................................           (1.46)% (c)          (1.26)% (c)
Ratio of expenses to average net assets (a) ............................................            1.50 % (c)           1.50 % (c)
Portfolio turnover rate ................................................................              26 %                253 %





--------------------
(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.
(b) Aggregate total return for the period.
(c) Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                                 1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds (the Funds) currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds as well as the nature and risks of the investment activities of each Fund are set forth more fully in the Homestead Funds' Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio, which is registered under the Act as an open-end management investment company managed by Deutsche Asset Management, Inc. and is designed to replicate the returns of the S&P 500 Index. At June 30, 2002, the Stock Index Fund's investment was 0.784% of the Equity 500 Index Portfolio. The financial statements of this Portfolio are contained in Appendix A of this report and should be read in conjunction with the Stock Index Fund's financial statements.

The International Stock Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI(R) Portfolio"), which is registered under the Act as an open-end management investment company managed by SSgA Funds Management, a subsidiary of State Street Bank. The MSCI(R) Portfolio is designed to replicate the returns of the Morgan Stanley Capital International Europe, Australasia, and Far East Index. At June 30, 2002 the International Stock Index Fund's investment was 1.760% of the MSCI(R) Portfolio. The financial statements of the MSCI(R) Portfolio are contained in Appendix B of this report and should be read in conjunction with the International Stock Index Fund's financial statements.

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2002 substantially all of the assets of the Nasdaq-100 Index Tracking Stock(SM) Fund were invested in shares of the Nasdaq-100 Index Tracking Stock(SM), issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.

                  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Over-the-counter issues not quoted on the Nasdaq system, other equity securities and debt instruments for which a sale price is not available are valued at the mean of the closing bid and asked prices, or the last available sale price may be used for exchange-traded debt securities. Securities with a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio's financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly. Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

Other: Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the funds' own expenses which are accrued daily.

                             3. FEDERAL INCOME TAXES

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

At June 30, 2002, net unrealized appreciation (depreciation) consisted of the following:

                                                                         Net
                                   Gross              Gross           Unrealized
                                Unrealized         Unrealized        Appreciation
                               Appreciation       Depreciation      (Depreciation)
                              --------------     --------------     --------------
Short-Term
   Government
   Securities Fund              $   498,599         $     5,545       $    493,054
Short-Term
   Bond Fund                    $ 3,212,841         $   235,445       $  2,977,396
Value Fund                      $96,025,057         $10,282,374       $ 85,742,683
Small-Company
   Stock Fund                   $ 4,050,810         $   365,605       $  3,685,205
Nasdaq-100 Index
   Tracking Stock(SM) Fund      $        --         $   653,199       $   (653,199)


Net unrealized appreciation/(depreciation) of the Stock Index Fund and the International Stock Index Fund's investment in the Equity 500 Index Portfolio and the MSCI(R) EAFE(R) Index Portfolio, respectively, consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation).

                           4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2002, were as follows:

                                                         Proceeds
                                        Purchases       from Sales
                                      -------------   --------------
Short-Term
   Government
   Securities Fund                     $ 1,813,772      $ 2,051,961
Short-Term
   Bond Fund                           $39,538,904      $35,535,625
Value Fund                             $36,349,557      $28,242,314
Small-Company
   Stock Fund                          $ 2,781,593      $        45
Nasdaq-100 Index
   Tracking Stock(SM) Fund             $ 1,380,180      $   400,780


For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2002, were as follows:

                                                         Proceeds
                                        Purchases       from Sales
                                      -------------   --------------
Short-Term
   Government
   Securities Fund                      $ 3,301,603     $ 3,057,223
Short-Term
   Bond Fund                            $17,692,450     $ 6,615,000


                              5. INVESTMENT MANAGER

The investment management agreements between Homestead Funds, with respect to each Fund, and RE Advisers Corporation (Manager), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund, .45% of average daily net assets for the Short-Term Government Securities Fund, .60% of average daily net assets for the Short-Term Bond Fund, .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking Stock(SM) Fund.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

With respect to the Stock Index Fund, an Administrative Services Agreement with RE Advisers has been contracted, whereby RE Advisers provides certain operating services. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the Stock Index Fund and Deutsche Asset Management, Inc. ("DeAM, Inc."), a management fee equal to .05% of the Stock Index Fund's average daily net assets is allocated to the Fund. Under an Accounting and Record-Keeping Agreement between the Stock Index Fund and DeAM, Inc., DeAM, Inc. receives a fee equal to .005% of average daily net assets or a minimum of $50,000.

With respect to the International Stock Index Fund, an Administrative Services Agreement with RE Advisers Corporation has been contracted, whereby RE Advisers provides certain operating services. Pursuant to this agreement, RE Advisers Corporation receives a fee of 0.25% of the Fund's average daily net assets. Under a Third Party Feeder Agreement between the International Stock Index Fund and State Street Master Funds, a management fee equal to .15% of the average daily net assets is allocated to the Fund.

The Manager has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund, the Short-Term Bond Fund, and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the year ended June 30, 2002, amounted to $3,736 for the Daily Income Fund, $19,219 for the Short-Term Government Securities Fund, $65,459 for the Short-Term Bond Fund, and $11,647 for the Small-Company Stock Fund. For the Stock Index Fund, $29,532 of administrative fees were waived and $1,665 of operating expenses were reimbursed. For the International Stock Index Fund, $1,133 of administrative fees were waived and $26,740 of operating expenses were reimbursed. For the Nasdaq-100 Index Tracking Stock(SM) Fund, $1,973 of management fees were waived and $25,541 of operating expenses were reimbursed.

At June 30, 2002, certain officers and directors of the Homestead Funds, and NRECA and its affiliates owned 20% of the International Stock Index Fund shares outstanding, 14% of the Small-Company Stock Fund shares outstanding, 5% of the Stock Index Fund shares outstanding, 4% of the Nasdaq-100 Index Tracking Stock(SM) Fund shares outstanding, 2% of the Daily Income Fund shares outstanding, 1% of the Value Fund shares outstanding, and less than 1% of the Short-Term Government Securities Fund and Short-Term Bond Fund shares outstanding.

6. Change in Independent Public Accountant

For the fiscal year ended December 31, 2000, Deloitte & Touche LLP ("Deloitte") served as the Homestead Funds' independent public accountant. Effective November 28, 2001, Deloitte resigned its position. PricewaterhouseCoopers LLP was approved as the Homestead Funds' independent public accountant by the Funds' Audit Committee and Board of Directors at the November 29, 2001 meeting. There were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The Homestead Funds has received unqualified reports from its independent public accountants in connection with the audits of its financial statements for 2000 and 2001.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

                         7. CAPITAL SHARE TRANSACTIONS

As of June 30, 2002, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small-Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund. Transactions in capital shares were as follows:

                                                                  SHARES ISSUED        TOTAL             TOTAL              NET
                                                  SHARES         IN REINVESTMENT       SHARES            SHARES           INCREASE
                                                   SOLD            OF DIVIDENDS        ISSUED           REDEEMED         (DECREASE)
                                                 --------        ----------------    ----------       ------------      ------------
SIX MONTHS ENDED JUNE 30, 2002
In Dollars
   Daily Income Fund ........................   $27,084,310           $461,068       $27,545,378      ($23,232,160)      $4,313,218
   Short-Term Government Securities Fund ....    $7,021,410           $542,294        $7,563,704       ($4,469,761)      $3,093,943
   Short-Term Bond Fund .....................   $31,618,500         $3,827,950       $35,446,450      ($15,605,500)     $19,840,950
   Stock Index Fund .........................    $5,529,370            $36,272        $5,565,642       ($3,341,273)      $2,224,369
   Value Fund ...............................   $45,614,855         $1,867,235       $47,482,090      ($46,305,345)      $1,176,745
   Small-Company Stock Fund .................    $7,329,211                $99        $7,329,310       ($2,162,144)      $5,167,166
   International Stock Index Fund ...........      $830,285                  -          $830,285          ($93,520)        $736,765
   Nasdaq-100 Index Tracking Stock(SM) Fund .    $1,365,692                  -        $1,365,692         ($376,524)        $989,168

In Shares
   Daily Income Fund ........................    27,084,310            461,068        27,545,378       (23,232,160)       4,313,218
   Short-Term Government Securities Fund ....     1,367,928            105,589         1,473,517          (871,896)         601,621
   Short-Term Bond Fund .....................     6,020,373            729,168         6,749,541        (2,972,418)       3,777,123
   Stock Index Fund .........................       671,614              4,249           675,863          (406,978)         268,885
   Value Fund ...............................     1,765,395             74,034         1,839,429        (1,793,224)          46,205
   Small-Company Stock Fund .................       620,379                  9           620,388          (180,371)         440,017
   International Stock Index Fund ...........       111,148                  -           111,148           (12,053)          99,095
   Nasdaq-100 Index Tracking Stock(SM) Fund .       276,105                  -           276,105           (67,212)         208,893

YEAR ENDED DECEMBER 31, 2001
In Dollars
   Daily Income Fund ........................   $43,101,368         $2,263,958       $45,365,326      ($42,862,387)      $2,502,939
   Short-Term Government Securities Fund ....    $8,827,425         $1,387,206       $10,214,631       ($6,340,841)      $3,873,790
   Short-Term Bond Fund .....................   $38,461,196         $8,039,409       $46,500,605      ($26,069,280)     $20,431,325
   Stock Index Fund .........................    $7,891,894           $146,732        $8,038,626       ($7,506,000)        $532,626
   Value Fund ...............................   $37,382,969        $17,037,576       $54,420,545      ($57,683,315)     ($3,262,770)
   Small-Company Stock Fund .................    $3,299,760            $28,550        $3,328,310       ($1,715,434)      $1,612,876
   International Stock Index Fund* ..........      $634,010                  -          $634,010         ($159,072)        $474,938
   Nasdaq-100 Index Tracking Stock(SM) Fund*     $3,893,125                  -        $3,893,125       ($2,357,903)      $1,535,222

In Shares
   Daily Income Fund ........................    43,101,368          2,263,958        45,365,326       (42,862,387)       2,502,939
   Short-Term Government Securities Fund ....     1,717,593            269,761         1,987,354        (1,234,973)         752,381
   Short-Term Bond Fund .....................     7,329,526          1,530,653         8,860,179        (4,969,897)       3,890,282
   Stock Index Fund .........................       870,894             17,253           888,147          (820,632)          67,515
   Value Fund ...............................     1,453,176            665,163         2,118,339        (2,249,095)        (130,756)
   Small-Company Stock Fund .................       337,709              2,716           340,425          (176,400)         164,025
   International Stock Index Fund* ..........        75,672                  -            75,672           (20,990)          54,682
   Nasdaq-100 Index Tracking Stock(SM) Fund*        613,415                  -           613,415          (380,286)         233,129



----------------

* For the period beginning January 22, 2001 (inception date) to December 31,
2001.

DIRECTORS AND OFFICERS

JAMES F. PERNA, Director and Chairman
PETER R. MORRIS, Director and President
ANTHONY M. MARINELLO, Director and Vice President
FRANCIS LUCIER, Director
ANTHONY C. WILLIAMS, Director
DAVID METZ, Director
DENISE TRUJILLO, Vice President and Counsel
SHERI COOPER, Treasurer
HOPE SAXTON, Secretary and Compliance Officer

APPENDIX A

EQUITY 500 INDEX PORTFOLIO







                               TABLE OF CONTENTS

                     II.  Schedule of Portfolio Investments
                     IX.  Statement of Assets and Liabilities
                      X.  Statement of Operations
                     XI.  Statements of Changes in Net Assets
                    XII.  Financial Highlights
                   XIII.  Notes to Financial Statements




                                                                               I

EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2002
(UNAUDITED)

                                                       SHARES             VALUE
-------------------------------------------------------------------------------------

INVESTMENTS IN UNAFFILIATED ISSUERS
COMMON STOCKS (96.12% OF PORTFOLIO)
3M Co. .......................................         115,106       $   14,158,038
Abbott Laboratories ..........................         463,206           17,439,706
ACE Ltd. .....................................          74,200            2,344,720
ADC Telecommunications, Inc. (a) .............         217,806              498,776
Adobe Systems, Inc. ..........................          68,527            1,953,019
Adolph Coors Co. - Class B ...................          12,460              776,258
Advanced Micro Devices (a) ...................         110,853            1,077,491
AES Corp. (a) ................................         146,421              793,602
Aetna, Inc. ..................................          43,860            2,103,964
AFLAC, Inc. ..................................         147,524            4,720,768
Agilent Technologies, Inc. (a) ...............         136,514            3,228,556
Air Products & Chemicals, Inc. ...............          67,501            3,406,775
Alberto-Culver Co. - Class B .................          15,631              747,162
Albertson's, Inc. ............................         125,005            3,807,652
Alcan, Inc. ..................................          99,031            3,715,643
Alcoa, Inc. ..................................         252,046            8,355,325
Allegheny Energy, Inc. .......................          35,026              901,919
Allegheny Technologies, Inc. .................          21,863              345,435
Allergan, Inc. ...............................          40,332            2,692,161
Allied Waste Industries, Inc. (a) ............          53,574              514,310
Allstate Corp. ...............................         214,219            7,921,819
Alltel Corp. .................................          92,819            4,362,493
Altera Corp. (a) .............................         108,946            1,481,666
AMBAC Financial Group, Inc. ..................          31,319            2,104,637
Amerada Hess Corp. ...........................          26,206            2,161,995
Ameren Corp. .................................          46,618            2,005,040
American Electric Power, Co. Inc. ............          97,489            3,901,510
American Express Co. .........................         393,699           14,299,148
American Greetings Corp. - Class A ...........          17,882              297,914
American International Group, Inc. ...........         778,538           53,119,648
American Power Conversion Corp. (a) ..........          62,829              793,530
American Standard Cos., Inc. (a) .............          23,500            1,764,850
AmerisourceBergen Corp. ......................          32,710            2,485,960
Amgen, Inc. (a) ..............................         313,266           13,119,580
AMR Corp. (a) ................................          42,012              708,322
Amsouth Bancorp ..............................         100,708            2,253,845
Anadarko Petroleum Corp. .....................          78,261            3,858,267
Analog Devices, Inc. (a) .....................         110,137            3,271,069
Andrew Corp. (a) .............................          35,783              512,770
Anheuser-Busch Companies, Inc. ...............         260,730           13,036,500
AOL Time Warner Inc. (a) .....................       1,331,415           19,585,115
AON Corp. ....................................          81,075            2,390,091
Apache Corp. .................................          42,549            2,445,717
Apollo Group, Inc. (a) .......................          54,300            2,139,963
Apple Computer, Inc. (a) .....................         111,534            1,976,382
Applied Biosystems Group -
    Applera Corp. ............................          58,016            1,130,732
Applied Materials, Inc. (a) ..................         494,184            9,399,380
Applied Micro Circuits Corp. (a) .............          82,400              389,752
Archer-Daniels-Midland Co. ...................         180,022            2,302,481
Ashland, Inc. ................................          23,137              937,048
AT&T Corp. ...................................       1,125,966           12,047,836
AT&T Wireless Services, Inc. (a) .............         814,600            4,765,410
Autodesk, Inc. ...............................          36,882              488,686
Automatic Data Processing, Inc. ..............         184,193            8,021,605
Autozone, Inc. (a) ...........................          31,022            2,398,001
Avaya, Inc. (a) ..............................         120,938              598,643
Avery Dennison Corp. .........................          29,701            1,863,738
Avon Products, Inc. ..........................          72,414            3,782,907
Baker Hughes, Inc. ...........................          91,459            3,044,670
Ball Corp. ...................................          14,990              621,785
Bank of America Corp. ........................         462,088           32,512,512
Bank of New York Co., Inc. ...................         213,232            7,196,580
Bank One Corp. ...............................         355,684           13,686,720
Barrick Gold Corp. ...........................         152,582            2,897,532
Bausch & Lomb, Inc. ..........................          19,390              656,351
Baxter International, Inc. ...................         176,876            7,862,138
BB&T Corp. ...................................         137,544            5,309,198
Bear Stearns Cos., Inc. ......................          28,132            1,721,678
Becton, Dickinson & Co. ......................          72,887            2,510,957
Bed Bath & Beyond, Inc. (a) ..................          87,821            3,314,365
BellSouth Corp. ..............................         555,632           17,502,408
Bemis Co. ....................................          15,908              755,630
Best Buy, Inc. (a) ...........................          93,589            3,397,281
Big Lots, Inc. ...............................          30,942              608,939
Biogen, Inc. (a) .............................          43,127            1,786,752
Biomet, Inc. .................................          85,558            2,320,333
BJ Services Co. (a) ..........................          44,000            1,490,720
Black & Decker Corp. .........................          26,637            1,283,903
BMC Software, Inc. (a) .......................          67,847            1,126,260
Boeing Co. ...................................         250,334           11,265,030
Boise Cascade Corp. ..........................          20,650              713,044
Boston Scientific Corp. (a) ..................         124,657            3,654,943
Bristol-Myers Squibb Co. .....................         580,354           14,915,098
Broadcom Corp. (a) ...........................          85,300            1,496,162



II

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                       SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Brown-Forman Corp. - Class B .................          16,571       $    1,143,399
Brunswick Corp. ..............................          23,977              671,356
Burlington Northern Santa Fe Corp. ...........         122,509            3,675,270
Burlington Resources, Inc. ...................          58,018            2,204,684
C.R. Bard, Inc. ..............................          17,045              964,406
Calpine Corp. (a) ............................         113,113              795,184
Campbell Soup Co. ............................         128,505            3,554,448
Capital One Financial Corp. ..................          65,890            4,022,584
Cardinal Health, Inc. ........................         133,236            8,182,023
Carnival Corp. ...............................         179,200            4,962,048
Caterpillar, Inc. ............................          99,587            4,874,784
Cendant Corp. (a) ............................         318,716            5,061,210
Centex Corp. .................................          18,411            1,063,972
CenturyTel, Inc. .............................          44,097            1,300,861
Charles Schwab Corp. .........................         419,238            4,695,466
Charter One Financial, Inc. ..................          68,540            2,356,405
ChevronTexaco Corp. ..........................         319,652           28,289,202
Chiron Corp. (a) .............................          59,491            2,100,032
Chubb Corp. ..................................          52,309            3,703,477
CIENA Corporation (a) ........................         141,900              594,561
CIGNA Corp. ..................................          40,879            3,982,432
Cincinnati Financial Corp. ...................          49,948            2,324,080
Cinergy Corp. ................................          43,877            1,579,133
Cintas Corp. .................................          51,200            2,529,280
Circuit City Stores - Circuit City Group .....          63,911            1,198,331
Cisco Systems, Inc. (a) ......................       2,187,884           30,520,982
Citigroup, Inc. ..............................       1,543,656           59,816,670
Citizen Communications Co. (a) ...............          78,800              658,768
Citrix Systems, Inc. (a) .....................          51,445              310,728
Clear Channel Communications, Inc. (a) .......         179,865            5,759,277
Clorox Co. ...................................          71,571            2,959,461
CMS Energy Corp. .............................          45,885              503,817
Coca-Cola Co. ................................         739,531           41,413,736
Coca-Cola Enterprises, Inc. ..................         138,565            3,059,515
Colgate-Palmolive Co. ........................         159,361            7,976,018
Comcast Corp. (a) ............................         281,127            6,586,806
Comerica, Inc. ...............................          53,673            3,295,522
Computer Associates International, Inc. ......         177,371            2,818,425
Computer Sciences Corp. (a) ..................          53,260            2,545,828
Compuware Corp. (a) ..........................         112,142              680,702
Comverse Technology, Inc. (a) ................          51,571              477,547
Conagra Foods, Inc. ..........................         159,750            4,417,087
Concord EFS, Inc. (a) ........................         156,080            4,704,251
Conoco, Inc. .................................         186,714            5,190,649
Conseco, Inc. (a) ............................          92,420              184,840
Consolidated Edison, Inc. ....................          65,980            2,754,665
Constellation Energy Group, Inc. .............          52,042            1,526,912
Convergys Corp. (a) ..........................          56,562            1,101,828
Cooper Industries Ltd. .......................          27,740            1,090,182
Cooper Tire & Rubber Co. (a) .................          19,714              405,123
Corning, Inc. (a) ............................         266,797              947,129
Costco Wholesale Corp. (a) ...................         131,449            5,076,560
Countrywide Credit Industries, Inc. ..........          35,191            1,697,966
Crane Co. ....................................          16,276              413,085
CSX Corp. ....................................          57,992            2,032,620
Cummins, Inc. ................................          11,661              385,979
CVS Corp. ....................................         110,721            3,388,063
Dana Corp. ...................................          40,600              752,318
Danaher Corp. ................................          44,764            2,970,091
Darden Restaurants, Inc. .....................          51,611            1,274,792
Deere & Co. ..................................          70,162            3,360,760
Dell Computer Corp. (a) ......................         779,710           20,381,619
Delphi Corp. .................................         172,060            2,271,192
Delta Air Lines, Inc. ........................          41,635              832,700
Deluxe Corp. .................................          20,810              809,301
Devon Energy Corp. ...........................          44,139            2,175,170
Dillard's, Inc. - Class A ....................          23,237              610,901
Dollar General Corp. .........................         100,132            1,905,512
Dominion Resources, Inc. .....................          79,015            5,230,793
Dover Corp. ..................................          57,167            2,000,845
Dow Chemical Co. .............................         276,225            9,496,615
Dow Jones & Co., Inc. ........................          28,399            1,375,932
DTE Energy Co. ...............................          52,248            2,332,351
Du Pont (E.I.) de Nemours & Co. ..............         292,563           12,989,797
Duke Energy Corp. ............................         251,142            7,810,516
Dynegy, Inc. .................................         117,886              848,779
Eastman Chemical Co. .........................          21,783            1,021,623
Eastman Kodak Co. ............................          90,489            2,639,564
Eaton Corp. ..................................          22,101            1,607,848
Ecolab, Inc. .................................          34,764            1,607,140
Edison International (a) .....................          96,115            1,633,955
El Paso Corp. ................................         172,754            3,560,460
Electronic Data Systems Corp. ................         142,854            5,307,026
Eli Lilly & Co. ..............................         333,550           18,812,220
EMC Corp. (a) ................................         670,952            5,065,688
Emerson Electric Co. .........................         127,422            6,818,351



                                                                             III

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                       SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Engelhard Corp. ..............................          42,161       $    1,194,000
EnPro Industries, Inc. (a) ...................              --                    2
Entergy Corp. ................................          67,640            2,870,642
EOG Resources, Inc. ..........................          31,948            1,268,336
Equifax, Inc. ................................          47,352            1,278,504
Equity Office Properties Trust ...............         123,500            3,717,350
Equity Residential Properties Trust ..........          73,700            2,118,875
Exelon Corp. .................................          96,605            5,052,441
Exxon Mobil Corp. ............................       2,023,730           82,811,032
Family Dollar Stores, Inc. ...................          48,795            1,720,024
Fannie Mae ...................................         295,733           21,810,309
Federated Department Stores, Inc. (a) ........          54,242            2,153,407
FedEx Corp. (a) ..............................          93,434            4,989,376
Fifth Third Bancorp ..........................         179,129           11,938,948
First Data Corp. .............................         225,182            8,376,770
First Tennesse National Corp. ................          35,600            1,363,480
FirstEnergy Corp. ............................          86,130            2,875,019
Fiserv, Inc. (a) .............................          56,801            2,085,165
FleetBoston Financial Corp. ..................         311,600           10,080,260
Fluor Corp. ..................................          26,790            1,043,470
Ford Motor Co. ...............................         545,302            8,724,832
Forest Laboratories, Inc. (a) ................          53,532            3,790,066
Fortune Brands, Inc. .........................          46,670            2,613,520
FPL Group, Inc. ..............................          51,933            3,115,461
Franklin Resources, Inc. .....................          81,354            3,468,935
Freddie Mac ..................................         210,508           12,883,090
Freeport-McMoRan Copper &
    Gold, Inc. - Class B (a) .................          49,023              875,061
Gannett Co., Inc. ............................          82,423            6,255,906
Gap, Inc. (The) ..............................         264,598            3,757,292
Gateway, Inc. (a) ............................          88,357              392,305
General Dynamics Corp. .......................          61,244            6,513,299
General Electric Co. .........................       2,963,615           86,093,016
General Mills, Inc. ..........................         114,110            5,029,969
General Motors Corp. .........................         165,177            8,828,711
Genuine Parts Co. ............................          48,094            1,677,038
Genzyme Corp. - General Division (a) .........          63,300            1,217,892
Georgia-Pacific Corp. ........................          71,553            1,758,773
Gillette Co. .................................         311,177           10,539,565
Golden West Financial Corp. ..................          48,727            3,351,443
Goodrich Corp. ...............................          34,987              955,845
Goodyear Tire & Rubber Co. ...................          54,710            1,023,624
Great Lakes Chemical Corp. ...................          19,775              523,840
Guidant Corp. (a) ............................          87,785            2,653,741
H & R Block, Inc. ............................          54,984            2,537,512
Halliburton Co. ..............................         137,052            2,184,609
Harley-Davidson, Inc. ........................          85,766            4,397,223
Harrah's Entertainment, Inc. (a) .............          31,380            1,391,703
Hartford Financial Services Group, Inc. ......          71,247            4,237,059
Hasbro, Inc. .................................          47,224              640,357
HCA, Inc. ....................................         150,376            7,142,860
Health Management Associates, Inc. (a) .......          67,700            1,364,155
HealthSouth Corp. (a) ........................         115,369            1,475,570
Hercules, Inc. (a) ...........................          29,503              342,235
Hershey Foods Corp. ..........................          38,797            2,424,812
Hewlett-Packard Co. ..........................         906,192           13,846,614
Hilton Hotels Corp. ..........................         113,966            1,584,127
HJ Heinz Co. .................................          99,580            4,092,738
Home Depot, Inc. .............................         706,996           25,967,963
Honeywell International, Inc. ................         249,254            8,781,218
Household International, Inc. ................         136,985            6,808,154
Humana, Inc. (a) .............................          56,416              881,782
Huntington Bancshares, Inc. ..................          79,974            1,553,095
Illinois Tool Works, Inc. ....................          88,772            6,063,128
Immunex Corp. (a) ............................         163,000            3,641,420
IMS Health, Inc. .............................          83,249            1,494,320
Inco, Ltd. (a) ...............................          55,857            1,264,602
Ingersoll-Rand Co. ...........................          52,265            2,386,420
Intel Corp. ..................................       2,013,051           36,778,442
International Business Machines Corp. ........         510,169           36,732,168
International Flavors & Fragrances, Inc. .....          26,047              846,267
International Game Technology (a) ............          28,927            1,640,161
International Paper Co. ......................         142,084            6,192,021
Interpublic Group Cos., Inc. .................         118,086            2,923,809
Intuit, Inc. (a) .............................          65,230            3,243,236
ITT Industries, Inc. .........................          28,287            1,997,062
Jabil Circuit, Inc. (a) ......................          55,700            1,175,827
JC Penney Co., Inc. ..........................          82,926            1,826,031
JDS Uniphase Corp. (a) .......................         383,282            1,031,029
Jefferson-Pilot Corp. ........................          47,226            2,219,622
John Hancock Financial Services ..............          81,337            2,863,062
Johnson & Johnson ............................         903,874           47,236,455
Johnson Controls, Inc. .......................          26,585            2,169,602
Jones Apparel Group, Inc. (a) ................          41,356            1,550,850
JP Morgan Chase & Co. ........................         596,621           20,237,384
KB HOME ......................................          15,449              795,778



IV

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                       SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Kellogg Co. ..................................         127,036       $    4,555,511
Kerr-McGee Corp. .............................          31,801            1,702,944
KeyCorp ......................................         126,220            3,445,806
KeySpan Corp. ................................          43,565            1,640,222
Kimberly-Clark Corp. .........................         159,694            9,901,028
Kinder Morgan, Inc. ..........................          36,983            1,406,094
King Pharmaceuticals, Inc. (a) ...............          71,233            1,584,934
KLA-Tencor Corp. (a) .........................          56,346            2,478,661
Knight-Ridder, Inc. ..........................          20,160            1,269,072
Kohls Corp. (a) ..............................          99,418            6,967,213
Kroger Co. (a) ...............................         226,336            4,504,086
Leggett & Platt, Inc. ........................          62,104            1,453,234
Lehman Brothers Holdings, Inc. ...............          74,993            4,688,562
Lexmark International, Inc. (a) ..............          38,864            2,114,202
Lincoln National Corp. .......................          60,085            2,523,570
Linear Technology Corp. ......................          92,485            2,906,804
Liz Claiborne, Inc. ..........................          29,188              928,178
Lockheed Martin Corp. ........................         132,641            9,218,549
Louisiana-Pacific Corp. (a) ..................          28,582              302,683
Lowe's Companies, Inc. .......................         233,232           10,588,733
Lowe's Corp. .................................          59,136            3,175,603
LSI Logic Corp. (a) ..........................         104,000              910,000
Ltd. Brands ..................................         158,764            3,381,673
Lucent Technologies, Inc. (a) ................         998,160            1,656,946
Manor Care, Inc. (a) .........................          28,432              653,936
Marathon Oil Corp. ...........................          95,009            2,576,644
Marriott International, Inc. - Class A .......          66,401            2,526,558
Marsh & McLennan Cos., Inc. ..................          84,215            8,135,169
Marshall & Ilsley Corp. ......................          59,000            1,824,870
Masco Corp. ..................................         145,679            3,949,358
Mattel, Inc. .................................         136,103            2,869,051
Maxim Integrated Products (a) ................          94,389            3,617,930
May Department Stores Co. ....................          89,391            2,943,646
Maytag Corp. .................................          20,834              888,570
MBIA, Inc. ...................................          47,278            2,672,625
MBNA Corp. ...................................         259,403            8,578,457
McDermott International, Inc. (a) ............          24,369              197,389
McDonald's Corp. .............................         389,588           11,083,779
McGraw-Hill, Inc. ............................          57,478            3,431,437
McKesson Corp. ...............................          88,876            2,906,245
MeadWestvaco Corp. ...........................          60,810            2,040,784
MedImmune, Inc. (a) ..........................          77,955            2,058,012
Medtronic, Inc. ..............................         359,623           15,409,846
Mellon Financial Corp. .......................         131,914            4,146,057
Merck & Co., Inc. ............................         680,317           34,451,253
Mercury Interactive Corp. (a) ................          23,148              531,478
Meredith Corp. ...............................          13,944              534,752
Merrill Lynch & Co., Inc. ....................         260,820           10,563,210
MetLife, Inc. ................................         219,670            6,326,496
MGIC Investment Corp. ........................          32,970            2,235,366
Micron Technology, Inc. (a) ..................         179,481            3,629,106
Microsoft Corp. (a) ..........................       1,626,966           88,995,040
Millipore Corp. ..............................          12,992              415,484
Mirant Corp. (a) .............................         115,831              845,566
Molex, Inc. ..................................          58,534            1,962,645
Moody's Corp. ................................          47,009            2,338,698
Morgan Stanley Dean Witter & Co. .............         326,315           14,057,650
Motorola, Inc. ...............................         672,490            9,697,306
Nabors Industries, Inc. (a) ..................          46,252            1,625,758
National City Corp. ..........................         181,628            6,039,131
National Semiconductor Corp. .................          56,425            1,645,917
Navistar International Corp. (a) .............          16,304              521,728
NCR Corp. (a) ................................          31,067            1,074,918
Network Appliance, Inc. (a) ..................          94,890            1,177,585
New York Times Co. - Class A .................          41,980            2,161,970
Newell Rubbermaid, Inc. ......................          75,204            2,636,652
Newmont Mining Corp. Holding  Co. ............         109,328            2,878,606
Nextel Communications, Inc. (a) ..............         224,955              722,106
NICOR, Inc. ..................................          12,165              556,549
Nike, Inc. - Class B .........................          79,270            4,252,836
NiSource, Inc. ...............................          56,312            1,229,291
Noble Corp (a) ...............................          38,100            1,470,660
Nordstrom, Inc. ..............................          36,636              829,805
Norfolk Southern Corp. .......................         116,623            2,726,646
Nortel Networks Corp. (a) ....................         919,369            1,333,085
Northern Trust Corp. .........................          70,040            3,085,962
Northrop Grumman Corp. .......................          33,193            4,149,125
Novell, Inc. (a) .............................          94,156              302,241
Novellus Systems, Inc. (a) ...................          44,900            1,526,600
Nucor Corp. ..................................          23,703            1,541,643
Nvidia Corp. (a) .............................          41,000              704,380
Occidental Petroleum Corp. ...................         113,556            3,405,544
Office Depot, Inc. (a) .......................          95,951            1,611,977
Omnicom Group, Inc. ..........................          52,332            2,396,806
Oracle Corp. (a) .............................       1,651,465           15,639,374
PACCAR, Inc. .................................          34,336            1,524,175



                                                                               V

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                       SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Pactiv Corp. (a) .............................          49,629       $    1,181,170
Pall Corp. ...................................          34,529              716,477
Palm, Inc. (a) ...............................         155,194              273,141
Parametric Technology Corp. (a) ..............          74,081              265,136
Parker-Hannifin Corp. ........................          36,006            1,720,727
Paychex, Inc. ................................         115,795            3,623,226
Peoples Energy Corp. .........................           9,618              350,672
PeopleSoft, Inc. (a) .........................          85,411            1,270,916
Pepsi Bottling Group, Inc. (The) .............          86,564            2,666,171
PepsiCo, Inc. ................................         528,190           25,458,758
PerkinElmer, Inc. ............................          34,068              376,451
Pfizer, Inc. .................................       1,863,281           65,214,835
PG&E Corp. (a) ...............................         106,563            1,906,412
Pharmacia Corp. ..............................         382,916           14,340,204
Phelps Dodge Corp. (a) .......................          23,089              951,267
Philip Morris Companies, Inc. ................         648,155           28,311,410
Phillips Petroleum Co. .......................         117,085            6,893,965
Pinnacle West Capital Corp. ..................          28,642            1,131,359
Pitney Bowes, Inc. ...........................          69,059            2,743,023
Placer Dome, Inc. ............................          93,808            1,051,588
Plum Creek Timber Company, Inc. ..............          50,600            1,553,420
PMC-Sierra, Inc. (a) .........................          52,647              488,038
PNC Financial Services Group, Inc. ...........          82,349            4,305,206
Power-One, Inc. (a) ..........................          22,314              138,793
PPG Industries, Inc. .........................          47,599            2,946,378
PPL Corp. ....................................          43,180            1,428,394
Praxair, Inc. ................................          46,281            2,636,629
Procter & Gamble Co. .........................         386,568           34,520,522
Progress Energy, Inc. ........................          67,623            3,517,072
Progressive Corp. of Ohio ....................          62,695            3,626,906
Providian Financial Corp. (a) ................          80,558              473,681
Public Service Enterprise Group Inc. .........          66,102            2,862,217
Pulte Homes, Inc. ............................          15,999              919,623
QLogic Corp. (a) .............................          26,334            1,003,325
Qualcomm, Inc. (a) ...........................         229,854            6,318,686
Quintiles Transnational Corp. (a) ............          31,936              398,881
Qwest Communications International ...........         487,945            1,366,246
R.R. Donnelley & Sons Co. ....................          32,177              886,476
RadioShack Corp. .............................          52,936            1,591,256
Rational Software Corp. (a) ..................          53,800              441,698
Raytheon Co. .................................         115,734            4,716,161
Reebok International Ltd. (a) ................          21,236              626,462
Regions Financial Corp. ......................          62,718            2,204,538
Reliant Energy, Inc. .........................          96,078            1,623,718
Robert Half International, Inc. (a) ..........          55,697            1,297,740
Rockwell Automation, Inc. ....................          58,728            1,173,385
Rockwell Collins, Inc. .......................          51,328            1,407,414
Rohm & Haas Co. ..............................          68,924            2,790,733
Rowan Cos., Inc. (a) .........................          31,573              677,241
Royal Dutch Petroleum Co. ....................         639,002           35,317,641
Ryder Systems, Inc. ..........................          16,546              448,231
Sabre Holdings Corp. (a) .....................          40,688            1,456,630
Safeco Corp. .................................          41,348            1,277,240
Safeway, Inc. (a) ............................         147,880            4,316,617
Sanmina-SCI Corp. (a) ........................         147,670              931,798
Sara Lee Corp. ...............................         232,787            4,804,724
SBC Communications, Inc. .....................       1,003,152           30,596,136
Schering-Plough Corp. ........................         444,311           10,930,051
Schlumberger Ltd. ............................         169,099            7,863,104
Scientific-Atlanta, Inc. .....................          44,213              727,304
Sealed Air Corp. (a) .........................          28,007            1,127,842
Sears Roebuck and Co. ........................          91,098            4,946,621
Sempra Energy ................................          57,888            1,281,061
Sherwin-Williams Co. .........................          43,618            1,305,487
Siebel Systems, Inc. (a) .....................         133,036            1,891,772
Sigma-Aldrich Corp. ..........................          23,753            1,191,213
Simon Property Group, Inc. ...................          58,500            2,155,140
SLM Corp .....................................          46,054            4,462,633
Snap-On, Inc. ................................          15,803              469,191
Solectron Corp. (a) ..........................         257,994            1,586,663
Southern Co. .................................         202,395            5,545,623
SouthTrust Corp. .............................         100,062            2,613,619
Southwest Airlines Co. .......................         227,859            3,682,201
Sprint Corp. - PCS Group (a) .................         285,412            1,275,792
Sprint Corp. - FON Group .....................         271,905            2,884,912
St. Jude Medical, Inc. (a) ...................          25,834            1,907,841
St. Paul Cos., Inc. ..........................          59,299            2,307,917
Stanley Works ................................          25,008            1,025,578
Staples, Inc. (a) ............................         131,140            2,583,458
Starbucks Corp. (a) ..........................         120,134            2,985,330
Starwood Hotels & Resorts
    Worldwide, Inc. ..........................          64,831            2,132,292
State Street Corp. ...........................         100,664            4,499,681
Stilwell Financial, Inc. .....................          72,608            1,321,466
Stryker Corp. ................................          61,599            3,296,162
Sun Microsystems, Inc. (a) ...................         984,374            4,931,714



VI

EQUITY 500 INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                       SHARES             VALUE
-------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
Sunoco, Inc. .................................          26,087       $      929,480
SunTrust Banks, Inc. .........................          88,382            5,985,229
SUPERVALU, Inc. ..............................          36,279              889,924
Symbol Technologies, Inc. ....................          62,017              527,145
Synovus Financial Corp. ......................          93,947            2,585,421
SYSCO Corp. ..................................         205,319            5,588,783
T. Rowe Price Group,  Inc. ...................          38,497            1,265,781
Target Corp. .................................         267,735           10,200,704
TECO Energy, Inc. ............................          37,500              928,125
Tektronix, Inc. (a) ..........................          30,570              571,965
Tellabs, Inc. (a) ............................         123,617              781,259
Temple-Inland, Inc. ..........................          17,621            1,019,551
Tenet Healthcare Corp. (a) ...................          99,026            7,085,310
Teradyne, Inc. (a) ...........................          51,041            1,199,464
Texas Instruments, Inc. ......................         514,573           12,195,380
Textron, Inc. ................................          39,889            1,870,794
Thermo Electron Corp. (a) ....................          48,388              798,402
Thomas & Betts Corp. (a) .....................          15,821              294,271
Tiffany & Co. ................................          39,747            1,399,094
TJX Cos., Inc. ...............................         159,332            3,124,501
TMP Worldwide, Inc. ..........................          31,154              669,811
Torchmark Corp. ..............................          34,446            1,315,837
Toys R Us, Inc. (a) ..........................          68,029            1,188,467
Transocean, Inc. .............................          94,951            2,957,724
Tribune Co. ..................................          88,604            3,854,274
TRW, Inc. ....................................          39,351            2,242,220
Tupperware Corp. .............................          16,114              335,010
TXU Corp. ....................................          79,864            4,116,989
Tyco International Ltd. ......................         596,020            8,052,230
Unilever NV ..................................         169,688           10,995,782
Union Pacific Corp. ..........................          74,874            4,738,027
Union Planters Corp. .........................          56,740            1,836,674
Unisys Corp. (a) .............................          88,514              796,626
United States Steel Corp. ....................          32,692              650,244
United Technologies Corp. ....................         142,666            9,687,021
UnitedHealth Group, Inc. .....................          92,764            8,492,544
Univision Communications, Inc. (a) ...........          71,900            2,257,660
Unocal Corp. .................................          70,421            2,601,352
UnumProvident Corp. ..........................          66,149            1,683,492
US Bancorp ...................................         579,917           13,541,062
UST, Inc. ....................................          46,290            1,573,860
Veritas Software Corp. (a) ...................         117,957            2,334,369
Verizon Communications, Inc. .................         815,044           32,724,017
VF Corp. .....................................          30,215            1,184,730
Viacom, Inc. (a) .............................         531,516           23,583,365
Visteon Corp. ................................          35,522              504,412
Vitesse Semiconductor Corp. (a) ..............          50,269              158,850
Vulcan Materials Co. .........................          27,634            1,210,369
W.W. Grainger, Inc. ..........................          29,604            1,483,160
Wachovia Corp. ...............................         403,743           15,414,908
Wal-Mart Stores, Inc. ........................       1,338,077           73,607,616
Walgreen Co. .................................         302,766           11,695,851
Walt Disney Co. ..............................         603,047           11,397,588
Washington Mutual, Inc. ......................         292,056           10,838,198
Waste Management, Inc. .......................         179,658            4,680,091
Waters Corp. .................................          43,000            1,148,100
Watson Pharmaceuticals, Inc. (a) .............          35,289              891,753
Wellpoint Health Networks, Inc. (a) ..........          41,984            3,266,775
Wells Fargo & Co. ............................         507,256           25,393,235
Wendy's International, Inc. ..................          28,428            1,132,287
Weyerhaeuser Co. .............................          62,607            3,997,457
Whirlpool Corp. ..............................          22,367            1,461,907
Williams Cos., Inc. ..........................         148,477              889,377
Winn-Dixie Stores, Inc. ......................          38,285              596,863
Worthington Industries, Inc. .................          23,229              420,445
Wrigley (WM.), Jr. Co. .......................          64,100            3,547,935
Wyeth ........................................         393,920           20,168,704
XCEL Energy, Inc. ............................         126,576            2,122,680
Xerox Corp. (a) ..............................         225,078            1,568,794
Xilinx, Inc. (a) .............................          99,894            2,240,622
XL Capital Ltd. - Class A ....................          38,900            3,294,830
Yahoo!, Inc. (a) .............................         168,798            2,491,458
Yum! Brands, Inc. (a) ........................          84,934            2,484,320
Zimmer Holdings, Inc. (a) ....................          55,045            1,962,905
Zions Bancorporation .........................          27,000            1,406,700
-------------------------------------------------------------------------------------
TOTAL COMMON STOCK
      (COST $3,373,583,021) .........................................$2,713,913,046
=====================================================================================

                                                                             VII

EQUITY 500 INDEX PORTFOLIO

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2002
(UNAUDITED)

                                                            SHARES/
                                                        PRINCIPAL AMOUNT           VALUE
---------------------------------------------------------------------------------------------
SHORT TERM INSTRUMENT (0.22% OF PORTFOLIO)
US Treasury Bill (b), 1.63%, 9/19/02 ................... $    6,250,000       $    6,227,362
---------------------------------------------------------------------------------------------
  Total Short Term Instrument (Cost $6,227,171) ......................             6,227,362
---------------------------------------------------------------------------------------------
  Total Investments in Unaffiliated Issuers (Cost $3,379,810,192) ....         2,720,140,408
---------------------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
SHORT TERM INSTRUMENT (2.12% OF PORTFOLIO)
Cash Management Fund Institutional ........................  59,887,788           59,887,788
---------------------------------------------------------------------------------------------
   Total Short Term Instrument (Cost $59,887,788) .....................           59,887,788
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (COST $3,439,697,980) - 98.46% .....................................        $2,780,028,196
=============================================================================================
Other Assets in Excess of Liabilities - 1.54% ........................            43,420,805
---------------------------------------------------------------------------------------------
NET ASSETS - 100.00% .................................................        $2,823,449,001
=============================================================================================

(a)  Non-income producing security.
(b)  Held as collateral for futures contracts.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


VIII

EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

                                                                                            AS OF
                                                                                        JUNE 30, 2002
--------------------------------------------------------------------------------------------------------
ASSETS
    Investments in unaffiliated issuers, at value (cost $3,379,810,192) ........       $ 2,720,140,408
    Investments in affiliated investment companies, at value (cost $59,887,788)             59,887,788
--------------------------------------------------------------------------------------------------------
Total investments, at value ($3,439,697,980) ...................................         2,780,028,196
--------------------------------------------------------------------------------------------------------

Dividends and interest receivable ..............................................             3,157,481
Receivable for shares of beneficial interest subscribed ........................           162,346,432
Prepaid expenses and other .....................................................                 5,290
--------------------------------------------------------------------------------------------------------
Total assets ...................................................................         2,945,537,399
--------------------------------------------------------------------------------------------------------

LIABILITIES
Due to administrator ...........................................................               103,399
Payable for securities purchased ...............................................           121,634,904
Variation margin payable on futures contracts ..................................               303,507
Payable for capital shares redeemed ............................................                20,364
Accrued expenses and other .....................................................                26,224
--------------------------------------------------------------------------------------------------------
Total liabilities ..............................................................           122,088,398
--------------------------------------------------------------------------------------------------------

NET ASSETS ............................................................................$ 2,823,449,001
========================================================================================================

COMPOSITION OF NET ASSETS
Paid-in capital ................................................................       $ 3,483,375,985
Net unrealized depreciation on investments .....................................          (659,926,984)
--------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................................$ 2,823,449,001
========================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                                                              IX

EQUITY 500 INDEX PORTFOLIO


STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                                                    FOR THE SIX
                                                                                                    MONTHS ENDED
                                                                                                   JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends from unaffiliated issuers (net of foreign taxes withheld of $110,673) ..........       $  20,327,196
  Dividends from affiliated investment companies ...........................................             521,462
  Interest .................................................................................              63,439
------------------------------------------------------------------------------------------------------------------
Total investment income ....................................................................          20,912,097
------------------------------------------------------------------------------------------------------------------
Expenses
  Advisory fees ............................................................................             673,246
  Professional fees ........................................................................              16,949
  Trustees fees ............................................................................               5,471
  Miscellaneous ............................................................................              25,878
------------------------------------------------------------------------------------------------------------------
Net expenses ...............................................................................             721,544
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ......................................................................          20,190,553
==================================================================================================================
REALIZED AND UNREALIZED GAIN(LOSS) ON
  INVESTMENTS AND FUTURES CONTRACTS
Net realized loss from investment transactions .............................................         (97,236,538)
Net realized loss from futures transactions ................................................          (9,435,220)
Net change in unrealized appreciation/depreciation on investments and futures contracts ....        (316,985,344)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and futures contracts ......................        (423,657,102)
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .................................................       $(403,466,549)
==================================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


X

EQUITY 500 INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE SIX
                                                                            MONTHS ENDED             FOR THE
                                                                            JUNE 30, 2002           YEAR ENDED
                                                                             (UNAUDITED)         DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ..............................................       $    20,190,553        $    64,654,806
Net realized gain from investment and futures transactions .........          (106,671,758)            89,621,402
Net change in unrealized appreciation/depreciation on
  investments and futures contracts ................................          (316,985,344)        (1,632,514,258)
--------------------------------------------------------------------------------------------------------------------
  Net decrease in net assets from operations .......................          (403,466,549)        (1,478,238,050)
--------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from capital invested .....................................           742,532,863          2,530,846,594
Redemptions in-kind ................................................                    --         (3,293,610,708)
Value of capital withdrawn .........................................          (476,967,482)        (1,886,398,815)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions
  in shares of beneficial interest .................................           265,565,381         (2,649,162,929)
--------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS .......................................          (137,901,168)        (4,127,400,979)
--------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period ................................................         2,961,350,169          7,088,751,148
--------------------------------------------------------------------------------------------------------------------
END OF PERIOD ......................................................       $ 2,823,449,001        $ 2,961,350,169
====================================================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                                                              XI

EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.

                                               FOR THE
                                             SIX MONTHS
                                                ENDED
                                            JUNE 30, 2002
                                             (UNAUDITED)
------------------------------------------------------------
TOTAL INVESTMENT RETURN ..................       (12.86)%
------------------------------------------------------------

SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------

Net assets, end of period (thousands) ....  $ 2,823,449

Ratios to average net assets:

   Net investment income .................         1.40% (a)

   Expenses after waivers
      and/or reimbursements ..............         0.05% (a)

   Expenses before waivers
      and/or reimbursements ..............         0.05% (a)

Portfolio turnover rate ..................            4%


------------------------------------------------------------




                                                      FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------------------------
                                               2001              2000             1999            1998               1997
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN ..................           -                 -                 -               -                  -
--------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA AND RATIOS:
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (thousands) .... $ 2,961,350       $ 7,088,751       $ 8,165,097     $ 5,200,504      $   2,803,086

Ratios to average net assets:

   Net investment income .................        1.29%             1.18%             1.35%           1.50%              1.76%

   Expenses after waivers
      and/or reimbursements ..............        0.05%             0.06% (b)         0.08%           0.08% (c)          0.08%

   Expenses before waivers
      and/or reimbursements ..............        0.05%             0.06%             0.08%           0.10%              0.15%

Portfolio turnover rate ..................           9% (d)           28%               13%              4%                19%


--------------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) Effective March 15, 2000, the Advisor and Administrator contractually agreed to limit the annual operating expenses of the portfolio to 0.05% of the portfolio's average daily net assets.
(c) Effective May 6, 1998, the Advisor and Administrator contractually agreed to limit its fees from the portfolio to the lesser of 0.05% or the amount that brings the total annual operating expenses up to 0.08% of the portfolio's average daily net assets.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transaction.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


XII

EQUITY 500 INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2002
(UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: The Equity 500 Index Portfolio (the 'Portfolio') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Portfolio is organized as a business trust under the laws of the state of New York.

Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information.

Valuation of Securities: The Portfolio values its investments at market value.

When valuing listed equity securities, the Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Portfolio uses the bid price in the over-the-counter market.

When valuing short-term securities that mature within sixty days, the Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Portfolio's Board of Trustees. The Portfolio may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolio values its investments. After consideration of various factors, the Portfolio may value the securities at their last reported price or at fair value. On June 30, 2002 there were no fair valued securities.

Securities Transaction and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

Federal Income Taxes: The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Futures Contracts: The Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

The Portfolio's investments in financial futures contracts are designed to closely replicate the benchmark index used by the Portfolio.

When the Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Estimates: In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

                    2. FEES AND TRANSACTIONS WITH AFFILIATES

Deutsche Asset Management, Inc. ('DeAM, Inc.'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. The Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%. These fees are not charged on assets invested in affiliated Money Market Funds.

Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. These services are provided at no additional fee.

The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.

Certain officers and directors of the Portfolio are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.



                                                                            XIII

EQUITY 500 INDEX PORTFOLIO

                  3. PURCHASE AND SALE OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding redemption in-kind transactions), other than US Government and short-term obligations, for the six months ended June 30, 2002, were $379,832,289 and $103,629,833, respectively.

At June 30, 2002, the tax basis of investments held was $3,439,697,980. The net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value was $206,630,320 and $866,300,104, respectively.

                                4. LINE OF CREDIT

The Portfolio participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 25, 2003. A commitment fee is apportioned among the participants based on their relative net assets. The Portfolio did not borrow during the period.

                              5. FUTURES CONTRACTS

The Portfolio had the following open contracts at June 30, 2002:

------------------------------------------------------------------------------------------
Type of                                                                      Unrealized
 Future     Expiration     Contracts        Position       Market Value     Depreciation
------------------------------------------------------------------------------------------
S&P 500
Index          Sept.
Futures        2002           285              Long         $70,544,625       $(257,200)
------------------------------------------------------------------------------------------

At June 30, 2002, the Portfolio segregated securities with a value of $6,227,362 to cover margin requirements on open futures contracts.

                              6. SIGNIFICANT EVENT

On August 10, 2001, the Portfolio liquidated a feeder fund's ownership interest by issuing securities and cash totaling $2,864,096,528, including unrealized appreciation which was allocated to that feeder.

                              7. SUBSEQUENT EVENTS

Proxy Results (unaudited). At the Special Shareholder Meeting on July 30, 2002, shareholders of the Equity 500 Index Portfolio voted on and approved the following proposal. A description of the proposal and number of shares voted are as follows:

1. To elect the Equity 500 Index Portfolio Board of Trustees.

                                           Shares
                       Shares voted         voted
Nominees                  'For'          'Withheld'
--------                ----------       ----------
Richard R. Burt         75,758,611        4,242,991
S. Leland Dill          75,705,629        4,295,973
Marlin J. Gruber        75,722,743        4,278,859
Richard T. Hale         75,726,851        4,274,751
Joseph R. Hardiman      75,762,556        4,239,046
Richard J. Herring      75,751,348        4,250,254
Graham E. Jones         75,742,448        4,259,155
Rebecca W. Rimol        75,770,307        4,231,296
Philip Saunders, Jr.    75,766,322        4,235,280
William N. Searcy       75,752,148        4,249,454
Robert H. Wadsworth     75,830,194        4,171,408

2. To approve new investment advisory agreements between the Portfolio and Deutsche Asset Management, Inc.


    Shares           Shares           Shares
     voted            voted            voted
     'For'          'Against'        'Abstain'
--------------   --------------   --------------
  73,772,225        3,375,238        2,854,138



XIV

APPENDIX B

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO




                               TABLE OF CONTENTS

                     ii.  Schedule of Portfolio Investments
                   xvii.  Statement of Assets and Liabilities
                  xviii.  Statement of Operations
                    xix.  Statements of Changes in Net Assets
                     xx.  Financial Highlights
                    xxi.  Notes to Financial Statements

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCKS (96.5% OF PORTFOLIO)
AUSTRALIA - 3.9%
  Amcor, Ltd. NPV ..............................            7,795      $    36,057
  Amcor, Ltd. (a) ..............................              971            4,492
  AMP Diversified Property Trust ...............            3,000            4,446
  AMP, Ltd. ....................................           11,742          102,830
  Aristocrat Leisure, Ltd. .....................            3,831           11,635
  Australia & New Zealand
      Banking Group, Ltd. ......................           15,465          167,469
  Australia Gas Light Co., Ltd. ................            4,174           23,080
  Australian Stock Exchange, Ltd. ..............            1,109            8,342
  BHP, Ltd. ....................................           38,216          220,971
  Boral, Ltd. ..................................            6,067           12,772
  Brambles Industries, Ltd. ....................            9,468           50,175
  BRL Hardy, Ltd. ..............................            1,686            8,528
  BT Office Trust ..............................           10,149            8,546
  Coca-Cola Amatil, Ltd. .......................            5,963           21,357
  Cochlear, Ltd. ...............................              494            9,443
  Coles Myer, Ltd. .............................           11,878           44,209
  Colonial First State Property Trust Group ....            3,130            3,883
  Commonwealth Bank of Australia ...............           12,924          238,914
  Computershare, Ltd. ..........................            3,200            3,952
  CSL, Ltd. ....................................            1,575           28,452
  CSR, Ltd. ....................................            9,357           33,565
  David Jones, Ltd. ............................            4,131            2,458
  Deutsche Office Trust ........................           12,450            9,086
  ERG, Ltd. ....................................            6,332            1,066
  Foster's Brewing Group, Ltd. .................           19,967           52,906
  Futuris Corp., Ltd. ..........................            4,277            3,265
  Gandel Retail Trust ..........................            8,400            5,753
  General Property Trust .......................           20,265           31,967
  Goodman Fielder, Ltd. ........................           13,969           13,096
  Harvey Norman Holdings, Ltd. .................            4,136            7,105
  Iluka Resources, Ltd. ........................            1,534            4,228
  James Hardie Industries NV (a) ...............            3,782           13,800
  John Fairfax Holdings, Ltd. ..................            7,670           14,252
  Leighton Holdings, Ltd. ......................            1,682            9,811
  Lend Lease Corp. .............................            3,875           22,928
  M.I.M Holdings, Ltd. .........................           18,562           13,546
  Macquarie Bank, Ltd. .........................            2,007           32,955
  Macquarie Infrastructure Group ...............           19,050           30,906
  Mayne Nickless, Ltd. .........................            7,250           16,850
  Mirvac Group .................................            5,832           13,685
  National Australia Bank, Ltd. ................           16,026          318,479
  Newcrest Mining, Ltd. ........................            3,074           13,081
  Newmont Mining Corp. .........................                9               24
  News Corp., Ltd. (The) .......................           14,982           81,414
  NRMA Insurance Group, Ltd. ...................           14,264           25,224
  OneSteel, Ltd. ...............................            4,400            3,236
  Orica, Ltd. ..................................            2,935           15,768
  Origin Energy, Ltd. ..........................            6,811           12,885
  Pacific Dunlop, Ltd. .........................            1,235            4,354
  PaperlinX, Ltd. ..............................            3,507            9,548
  Publishing & Broadcasting, Ltd. ..............            1,611            8,185
  QBE Insurance Group, Ltd. ....................            5,652           21,068
  Rio Tinto, Ltd. ..............................            3,043           57,261
  Santos, Ltd. .................................            5,658           20,519
  Sonic Healthcare, Ltd. .......................            2,419            6,994
  Sons of Gwalia, Ltd. .........................              843            2,863
  Southcorp, Ltd. ..............................            5,990           17,856
  Stockland Trust Group ........................            7,461           18,387
  Suncorp-Metway, Ltd. .........................            5,296           36,598
  TAB, Ltd. ....................................            5,421            9,464
  TABCORP Holdings, Ltd. .......................            2,707           18,996
  Telstra Corp., Ltd. ..........................           21,927           57,361
  Transurban Group (a) .........................            5,203           12,268
  Wesfarmers, Ltd. .............................            3,537           54,008
  Westfield Holdings, Ltd. .....................            4,268           35,843
  Westfield Trust ..............................           20,015           38,202
  Westpac Banking Corp., Ltd. ..................           18,218          166,088
  WMC, Ltd. ....................................           11,632           59,357
  Woodside Petroleum, Ltd. .....................            4,715           35,918
  Woolworths, Ltd. .............................           10,919           80,605
------------------------------------------------------------------------------------

      Total Australia ...........................................        2,584,635
====================================================================================

AUSTRIA - 0.2%
  Bohler-Uddeholm AG ...........................              101            4,874
  BWT AG .......................................              151            3,572
  Erste Bank der oesterreichischen
      Sparkassen AG ............................              236           16,863
  Flughafen Wien AG ............................              149            5,121
  Mayr-Melnhof Karton AG .......................              110            7,934
  Oesterreichische
      Elektrizitaetswirtschafts-AG .............              192           16,679
  OMV AG .......................................              194           19,064
  RHI AG .......................................              182            1,328
  Telekom Austria AG (a) .......................            1,676           13,441

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
AUSTRIA - CONTINUED
  VA Technologie AG ............................              137      $     3,621
  Voest-Alpine AG ..............................               93            3,040
  Wienerberger Baustoffindustrie AG ............              497            8,713
------------------------------------------------------------------------------------

      Total Austria .............................................          104,250
====================================================================================

BELGIUM - 1.0%
  Agfa Gevaert NV ..............................              927           16,882
  Barco NV .....................................              116            4,881
  Bekaert SA ...................................              164            7,767
  Colruyt NV ...................................              246           11,540
  Compagnie Maritime Belge SA ..................               49            2,790
  Delhaize Le Lion SA ..........................              624           29,273
  Dexia ........................................            6,738          104,278
  Electrabel SA ................................              315           72,798
  Fortis .......................................           10,190          218,185
  Groupe Bruxelles Lambert SA ..................              725           37,878
  Interbrew ....................................            1,614           46,338
  KBC Banassurance Holding NV ..................              943           38,138
  Omega Pharma SA ..............................              112            5,016
  S.A. D'Ieteren NV ............................               41            7,398
  Solvay SA ....................................              442           31,823
  UCB SA .......................................              918           33,682
  Union Miniere SA .............................              179            7,726
------------------------------------------------------------------------------------

      Total Belgium .............................................          676,393
====================================================================================

DENMARK - 0.8%
  A/S Dampskibsselskabet
      Svendborg, Series B ......................                2           19,676
  A/S Det Ostasiatiske Kompagni (a) ............              200            4,547
  Bang & Olufsen Holding A/S, Series B .........              125            3,307
  Carlsberg A/S, Series B ......................              250           13,096
  Coloplast A/S, Series B ......................              158           12,814
  D/S 1912, Series B ...........................                3           22,535
  Danisco A/S ..................................              550           20,109
  Danske Bank ..................................            6,439          118,564
  DSV, Series B ................................              250            7,512
  FLS Industries A/S, Series B (a) .............              400            5,105
  GN Store Nord A/S ............................            2,581            9,471
  Group 4 Falck A/S ............................              640           22,123
  H. Lundbeck A/S ..............................              817           21,615
  ISS A/S (a) ..................................              486           25,651
  Kobenhavns Lufthavne A/S .....................               25            1,928
  NavisionDamgaard A/S (a) .....................              252           10,017
  NEG Micon A/S (a) ............................               83            2,538
  NKT Holding A/S ..............................              250            2,858
  Novo Nordisk A/S .............................            3,055          101,134
  Novozymes A/S, Series B ......................              604           13,651
  Tele Danmark A/S .............................            1,600           44,245
  Topdanmark A/S (a) ...........................              233            7,280
  Vestas Wind Systems AS .......................            1,195           32,410
  William Demant AS (a) ........................              478           12,456
------------------------------------------------------------------------------------

      Total Denmark .............................................          534,642
====================================================================================

FINLAND - 1.7%
  Amer Group, Ltd. .............................              200            6,518
  Fortum Oyj ...................................            1,862           10,740
  Instrumentarium Corp. ........................              400           10,094
  KCI Konecranes International .................               66            2,216
  Kesko Oyj ....................................              600            6,815
  Kone Corp. ...................................              480           14,222
  Metso Oyj ....................................            1,100           14,232
  Nokia Oyj ....................................           49,846          729,576
  Orion-Yhtyma Oyj, Series B ...................              367            8,590
  Outokumpu Oyj ................................            1,000           12,049
  Pohjola Group PLC, Series B
      Series B .................................              276            4,975
  Rautaruukki Oyj ..............................            1,000            4,691
  Sampo-Leona Insurance, Series A ..............            3,000           23,407
  Sonera Oyj ...................................            5,850           22,244
  Stora Enso Oyj, Series R .....................            7,162          100,371
  TietoEnator Oyj ..............................              820           20,246
  UPM-Kymmene Oyj ..............................            2,600          102,353
  Uponor Oyj ...................................              300            6,222
  Wartsila Oyj, Series B .......................              400            6,700
------------------------------------------------------------------------------------

      Total Finland .............................................        1,106,261
====================================================================================

FRANCE - 9.5%
  Accor SA .....................................            2,004           81,286
  Air France ...................................              753           12,605
  Alcatel SA, Series A .........................           11,816           82,155
  Alstom .......................................            3,414           36,111
  Altran Technologies SA .......................              647           18,850
  Atos Origin SA (a) ...........................              192           12,231
  Autoroutes du Sud de
      la France (ASF) (a) ......................              806           21,891

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
FRANCE - CONTINUED
  Aventis SA ...................................            7,197      $   509,995
  Axa ..........................................           14,797          270,649
  BNP Paribas SA ...............................            8,495          469,833
  Bouygues SA ..................................            1,744           48,727
  Business Objects SA (a) ......................              607           17,775
  Cap Gemini SA ................................            1,020           40,547
  Carrefour SA .................................            5,685          307,683
  Castorama Dubois Investissement SA ...........              719           46,157
  Club Mediterranee SA .........................              132            4,367
  Compagnie de Saint-Gobain (a) ................            3,224          144,717
  Compagnie Francaise
      d'Etudes et de Construction SA ...........              200           21,056
  Compagnie Generale des
      Establissements Michelin .................            1,300           52,679
  Dassault Systemes SA .........................              396           18,088
  Essilor International SA .....................              980           39,847
  Etablissements Economiques du
      Casino Guichard-Perrachon SA .............              280           23,713
  European Aeronautic
      Defence & Space Co. ......................            2,870           44,133
  France Telecom SA ............................            4,116           38,334
  Groupe Danone ................................            1,356          186,419
  Imerys .......................................              111           14,197
  L'Air Liquide SA .............................            1,074          165,259
  L'Oreal SA ...................................            3,605          281,271
  Lafarge SA ...................................            1,394          139,052
  Lagardere S.C.A ..............................            1,428           61,829
  LMVH (Louis Vuitton Moet Hennessy) ...........            2,364          119,072
  Pechiney SA ..................................              703           32,111
  Pernod-Ricard SA .............................              428           41,932
  Pinault-Printemps-Redoute SA .................              725           85,995
  PSA Peugoet Citroen ..........................            1,585           82,261
  Publicis SA ..................................            1,149           31,717
  Renault SA ...................................            1,569           73,373
  Sagem SA .....................................              108            7,253
  Sanofi-Synthelabo SA .........................            4,297          261,420
  Schneider Electric SA ........................            2,192          117,877
  Societe BIC SA ...............................              467           18,679
  Societe Generale .............................            3,172          208,954
  Societe Television Francaise 1 ...............            1,288           34,486
  Sodexho Alliance SA ..........................              880           33,374
  STMicroelectronics NV ........................            6,254          155,959
  Suez SA ......................................            8,722          232,580
  Thales SA ....................................              674           28,623
  Thomson Multimedia (a) .......................            1,563           36,971
  Total FinaElf SA .............................            6,778        1,100,514
  Unibail SA ...................................              467           28,826
  Valeo SA .....................................              727           30,228
  Vinci SA .....................................              700           47,460
  Vivendi Universal SA .........................            9,856          212,981
  Zodiac SA ....................................              481           11,781
------------------------------------------------------------------------------------

      Total France ..................................................    6,245,883
====================================================================================

GERMANY - 6.6%
  Adidas-Salomon AG ............................              500           41,085
  Aixtron AG ...................................              601            7,544
  Allianz AG ...................................            1,900          383,648
  Altana AG ....................................              690           37,440
  BASF AG ......................................            5,700          265,429
  Bayer AG .....................................            7,200          230,749
  Bayer Hypo-und Vereinsbank AG ................            3,554          115,831
  Beiersdorf AG, Series A ......................              300           36,443
  Buderus AG ...................................              500           11,476
  Continental AG ...............................            1,100           19,555
  DaimlerChrysler AG ...........................            8,800          427,081
  Deutsche Bank AG .............................            5,800          403,267
  Deutsche Boerse AG ...........................              700           29,797
  Deutsche Lufthansa AG ........................            1,900           27,022
  Deutsche Post AG .............................            3,907           50,510
  Deutsche Telekom AG ..........................           21,822          204,744
  Douglas Holding AG ...........................              329            7,792
  E.On AG ......................................            6,100          353,940
  Epcos AG .....................................              595           19,451
  Fresenius Medical Care AG ....................              377           16,848
  Gehe AG ......................................              228            9,525
  Heidelberg Zement AG .........................              200            9,837
  Infineon Technologies AG .....................            3,461           54,622
  Kamps AG (a) .................................              794            9,771
  KarstadtQuelle AG ............................              400           10,113
  Linde AG .....................................              800           39,955
  MAN AG .......................................              900           18,995
  MAN AG, Vorzugsaktien ........................              400            7,103
  Merck KGAA ...................................              400           10,824
  Metro AG .....................................            1,400           43,070
  MLP AG .......................................              533           16,634
  Muenchener AG ................................            1,000          237,030

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
GERMANY - CONTINUED
  Preussag AG ..................................            1,500      $    36,532
  ProSieben Sat.1 Media AG .....................            1,199           12,161
  RWE AG .......................................            3,870          153,267
  SAP AG .......................................            2,100          205,846
  Schering AG ..................................            1,800          113,383
  SGL Carbon AG (a) ............................              200            3,585
  Siemens AG ...................................            8,300          498,231
  ThyssenKrupp AG ..............................            3,300           49,865
  Volkswagen AG ................................            2,300          110,851
  WCM Beteiligungs-und
      Grundbesitz AG (a) .......................            2,175           13,963
------------------------------------------------------------------------------------

      Total Germany .............................................        4,354,815
====================================================================================

GREECE - 0.3%
  Alpha Bank AE ................................            1,364           19,533
  Aluminum of Greece SA ........................               60            1,664
  Attica Enterprises Holding SA (a) ............              380            1,344
  Bank of Piraeus ..............................            1,084            7,815
  Coca-Cola Hellenic Bottling Co. SA ...........              875           14,812
  Commercial Bank of Greece ....................              630           13,564
  EFG Eurobank Ergasias ........................            1,618           22,691
  EYDAP Athens Water Supply and
      Sewage Co. SA ............................              220            1,152
  Folli-Follie .................................              100            1,904
  Hellenic Duty Free Shops SA ..................              160            1,166
  Hellenic Petroleum SA ........................              852            5,183
  Hellenic Technodomiki SA .....................              566            3,633
  Hellenic Telecommunications
      Organization SA ..........................            2,578           40,738
  Intracom SA ..................................              513            4,661
  M. J. Maillis SA .............................              220            1,278
  National Bank of Greece SA ...................            1,678           35,465
  Panafon Hellenic Telecom SA ..................            1,733            8,763
  Papastratos Cigarettes Co. ...................              120            1,882
  Public Power Corp. (PPC) .....................              490            6,988
  Technical Olympic SA .........................              500            2,193
  Titan Cement Co. .............................              265           10,390
  Viohalco, Hellenic Copper
      and Aluminum Industry SA .................              796            5,692
------------------------------------------------------------------------------------

      Total Greece ..............................................          212,511
====================================================================================

HONG KONG - 1.1%
  Amoy Properties, Ltd. ........................            4,000       $    4,564
  ASM Pacific Technology, Ltd. .................            2,500            5,497
  Bank of East Asia, Ltd. ......................           11,400           22,874
  Cathay Pacific Airways .......................            8,000           12,257
  Cheung Kong (Holdings), Ltd. .................           12,000          100,004
  Cheung Kong Infrastructure
  (Holdings), Ltd. .............................            1,000            1,609
  CLP Holdings, Ltd. ...........................           14,100           56,041
  Esprit Holdings, Ltd. ........................            3,122            6,004
  Giordano International, Ltd. .................            8,000            4,923
  Hang Seng Bank, Ltd. .........................            5,900           62,973
  Henderson Land
      Development Co., Ltd. ....................            5,000           20,706
  Hong Kong & China Gas Co., Ltd. ..............           28,930           38,575
  Hong Kong Exchanges & Clearing, Ltd. .........            8,000           13,180
  Hongkong Electric Holdings, Ltd ..............           10,500           39,242
  Hutchison Whampoa, Ltd. ......................           16,000          119,492
  Hysan Development Co., Ltd. ..................            7,104            6,877
  Johnson Electronic Holdings, Ltd. ............           11,000           12,975
  Li & Fung, Ltd. ..............................           13,000           17,667
  MTR Corp. ....................................            9,600           12,370
  New World Development Co., Ltd. ..............           14,000           11,308
  Pacific Century CyberWorks, Ltd. (a) .........           69,000           16,278
  Shangri-La Asia, Ltd. ........................           12,000            9,923
  Sino Land Co., Ltd. ..........................           20,000            7,564
  South China Morning Post
      (Holdings), Ltd. .........................           10,000            5,769
  Sun Hung Kai Properties, Ltd. ................           10,000           75,964
  Swire Pacific, Ltd. ..........................            7,000           35,809
  Television Broadcast, Ltd. ...................            3,000           12,731
  Wharf (Holdings), Ltd. (The) .................            9,000           21,232
------------------------------------------------------------------------------------

      Total Hong Kong ...........................................          754,408
====================================================================================

IRELAND - 0.8%
  Allied Irish Banks PLC .......................            9,280          122,263
  Bank of Ireland ..............................           10,533          130,865
  CRH PLC ......................................            5,473           91,619
  DCC PLC ......................................              789            9,000
  Elan Corp. PLC ...............................            3,680           21,262
  Green Property PLC ...........................            1,108            9,849
  Greencore Group PLC ..........................            1,839            5,267
  Independent News & Media PLC .................            4,093            8,085

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
IRELAND - CONTINUED
  IONA Technologies PLC (a) ....................              190      $     1,030
  Irish Life & Permanent PLC ...................            2,638           38,169
  Jefferson Smurfit Group PLC ..................            9,781           29,946
  Kerry Group PLC ..............................            1,269           18,799
  Ryanair Holdings PLC (a) .....................            3,664           22,617
  Waterford Wedgwood PLC .......................            5,569            3,300
------------------------------------------------------------------------------------

      Total Ireland .............................................          512,071
====================================================================================

ITALY - 3.4%
  ACEA SpA .....................................            1,195            6,409
  Alitalia SpA (a) .............................           11,000            7,138
  Alleanza Assicurazioni .......................            4,702           45,138
  Assicurazioni Generali SpA ...................           10,150          240,585
  Autogrill SpA ................................              994           11,555
  Autostrade SpA ...............................            8,275           68,568
  Banca Di Roma SpA ............................            6,853           12,758
  Banca Fideuram SpA ...........................            2,456           15,306
  Banca Monte dei Paschi di
      di Siena SpA .............................            7,009           22,774
  Banca Nazionale del Lavoro ...................           14,423           25,142
  Banca Popolare di Milano Scrl ................            3,500           14,242
  Benetton Group SpA ...........................              450            5,262
  Bipop-Carire SpA .............................           11,657           15,692
  Bulgari SpA ..................................            1,150            7,258
  e.Biscom (a) .................................               52            1,516
  Enel SpA .....................................           21,231          121,616
  Eni ..........................................           27,850          442,836
  Fiat SpA .....................................            2,150           26,988
  Fiat SpA, RISP Non-Convertible ...............              539            4,488
  Gruppo Editoriale L'Espresso SpA .............            2,326            7,604
  Intesabci SpA ................................           35,250          107,575
  Intesabci SpA-RNC ............................            7,000           15,486
  Italcementi SpA ..............................            1,250           12,382
  Italgas SpA ..................................            1,705           18,944
  La Rinascente SpA ............................            2,000            7,743
  Luxottica Group SpA ..........................            1,228           23,880
  Mediaset SpA .................................            6,000           46,458
  Mediobanca SpA ...............................            3,950           36,514
  Mediolanum SpA ...............................            1,941           11,559
  Mondadori (Arnoldo) Editore SpA ..............            1,500            9,940
  Parmalat Finanziaria SpA .....................            5,000           15,456
  Pirelli SpA ..................................            8,500            9,066
  Riunione Adriatica di Sicurta SpA ............            3,650           48,990
  San Paolo - IMI SpA ..........................            8,700           87,298
  Seat Pagine Gialle SpA (a) ...................           46,025           33,728
  Snam Rete Gas SpA ............................            7,058           20,842
  Snia SpA .....................................            4,500            9,111
  Telecom Italia Mobile SpA ....................           37,750          154,724
  Telecom Italia SpA ...........................           25,000          195,797
  Telecom Italia SpA, RISP
      Non-Convertible ..........................           18,400           97,585
  Tiscali SpA (a) ..............................            1,331            8,084
  UniCredito Italiano SpA ......................           30,750          139,092
------------------------------------------------------------------------------------

      Total Italy ...............................................        2,213,129
====================================================================================

JAPAN - 20.7%
  77 Bank, Ltd. ................................            3,000           11,814
  ACOM Co., Ltd. ...............................              720           49,199
  ADERANS Co., Ltd. ............................              200            6,274
  Advantest Corp. ..............................              700           43,569
  Aeon Credit Service Co., Ltd. ................              200           11,948
  Aiful Corp. ..................................              400           26,231
  Ajinomoto Co., Inc. ..........................            6,000           64,377
  All Nippon Airways Co., Ltd.
      (ANA) (a) ................................            6,000           15,519
  ALPS Electric Co., Ltd. ......................            2,000           25,264
  Amada Co., Ltd. ..............................            2,000            9,695
  Amano Corp. ..................................            1,000            7,217
  Anritsu Corp. ................................            1,000            7,025
  Aoyama Trading Co., Ltd. .....................              500            5,623
  Ariake Japan Co., Ltd. .......................              200            7,676
  Asahi Breweries, Ltd. ........................            4,000           33,473
  Asahi Chemical Industry, Ltd. ................           12,000           39,948
  Asahi Glass Co., Ltd. ........................            7,000           44,795
  Asatsu-Dk, Inc. ..............................              400            8,710
  Ashikaga Bank, Ltd. (a) ......................            7,000            8,936
  Autobacs Seven Co., Ltd. .....................              300            8,485
  Bank of Fukuoka, Ltd. (The) ..................            5,000           19,774
  Bank of Yokohama, Ltd. (The) .................            9,000           38,296
  Banyu Pharmaceutical Co., Ltd. ...............            1,000           12,899
  Bellsystem24, Inc. ...........................               20            7,000
  Benesse Corp. ................................              600           10,963
  Bridgestone Corp. ............................            6,000           82,599
  Canon, Inc. ..................................            8,000          302,363
  Capcom Co., Ltd. .............................              500           12,932

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Casio Computer Co., Ltd. .....................            2,000      $     9,778
  Central Japan Railway Co. ....................                9           54,816
  Chiba Bank, Ltd. (The) .......................            6,000           20,425
  Chubu Electric Power Co. .....................            6,100          107,133
  Chugai Pharmaceutical Co., Ltd. ..............            2,000           23,929
  Citizen Watch Co., Ltd. ......................            3,000           20,199
  Coca-Cola West Japan Co., Ltd. ...............              200            3,738
  Credit Saison Co., Ltd. ......................            1,200           28,484
  CSK Corp. ....................................              700           24,938
  DAI Nippon Printing Co., Ltd. ................            6,000           79,646
  Daicel Chemical Industries, Ltd. .............            3,000           10,237
  Daiei, Inc. (The) (a) ........................            2,500            4,276
  Daifuku Co., Ltd. ............................            1,000            4,180
  Daiichi Pharmaceutical Co., Ltd. .............            2,000           36,544
  Daikin Industries, Ltd. ......................            2,000           36,627
  Daimaru, Inc. (The) ..........................            2,000            9,194
  Dainippon Ink & Chemicals, Inc. ..............            5,000           10,721
  Dainippon Screen MFG. Co., Ltd. ..............            1,000            5,173
  Daito Trust Construction Co., Ltd. ...........              900           16,858
  Daiwa Bank Holdings, Inc. (a) ................           34,000           26,098
  Daiwa House Industry Co., Ltd. ...............            5,000           30,578
  Daiwa Securities Group, Inc. .................           11,000           71,311
  Denki Kagaku Kogyo Kabushiki
      Kaisha ...................................            3,000            9,561
  Denso Corp. ..................................            4,700           73,447
  Dowa Mining Co., Ltd. ........................            3,000           14,517
  East Japan Railway Co. .......................               28          131,057
  Ebara Corp. ..................................            2,000           10,780
  Eisai Co., Ltd. ..............................            2,300           59,104
  FamilyMart Co., Ltd. .........................              600           14,517
  FANUC, Ltd. ..................................            1,100           55,250
  Fast Retailing Co., Ltd. .....................              600           13,016
  Fuji Electric Co., Ltd. ......................            5,000           13,558
  Fuji Machine MFG. Co., Ltd. ..................              300            4,656
  Fuji Photo Film Co., Ltd. ....................            4,000          129,155
  Fuji Soft ABC, Inc. ..........................              200            8,060
  Fuji Television Network, Inc. ................                3           17,346
  Fujikura, Ltd. ...............................            3,000           10,938
  Fujisawa Pharmaceutical Co., Ltd. ............            2,000           47,891
  Fujitsu Support & Service, Inc. ..............              300            7,058
  Fujitsu, Ltd. ................................           16,000          111,601
  Furukawa Electric Co., Ltd. (The) ............            4,000           15,318
  Gunma Bank, Ltd. (The) .......................            4,000           18,489
  Gunze, Ltd. ..................................            2,000            8,510
  Hankyu Department Stores, Inc. ...............            1,000            7,609
  Hino Motors, Ltd. ............................            3,000            8,385
  Hirose Electric Co., Ltd. ....................              300           26,156
  Hitachi Cable, Ltd. ..........................            1,000            4,414
  Hitachi Software
      Engineering Co., Ltd. ....................              300           10,513
  Hitachi Zosen Corp. (a) ......................            7,000            4,088
  Hitachi, Ltd. ................................           28,000          181,051
  Hokuriku Bank, Ltd. (The) (a) ................            5,000            7,801
  Honda Motor Co., Ltd. ........................            6,400          259,511
  House Food Corp. .............................            1,000            9,762
  Hoya Corp. ...................................            1,100           80,029
  Isetan Co., Ltd. .............................            2,000           20,191
  Ishihara Sangyo Kaisha, Ltd. (a) .............            3,000            4,731
  Ishikawajima-Harima Heavy
      Industries Co., Ltd. .....................           11,000           16,612
  Ito En, Ltd. .................................              200            7,576
  Ito-Yokado Co., Ltd. .........................            4,000          200,240
  Itochu Corp. .................................           12,000           42,050
  Itochu Techno-Science Corp. ..................              200            7,676
  Japan Airlines Co., Ltd. .....................            6,000           16,920
  Japan Energy Corp. ...........................            8,000           12,148
  Japan Tobacco, Inc. ..........................                7           46,956
  JGC Corp. ....................................            2,000           14,184
  Joyo Bank, Ltd. (The) ........................            8,000           21,626
  JSR Corp. ....................................            2,000           16,904
  Jusco Co., Ltd. ..............................            2,400           64,077
  Kajima Corp. .................................            7,000           19,857
  Kaken Pharmaceutical Co., Ltd. ...............            1,000            5,632
  Kamigumi Co., Ltd. ...........................            2,000            8,360
  Kanebo, Ltd. (a) .............................            4,000            6,808
  Kaneka Corp. .................................            2,000           13,933
  Kansai Electric Power Co. (The) ..............            6,600          104,350
  Kao Corp. ....................................            6,000          138,166
  Katokichi Co., Ltd. ..........................              400            7,008
  Kawasaki Heavy
      Industries, Ltd. (a) .....................           10,000           12,765
  Kawasaki Kisen Kaisha, Ltd. ..................            4,000            5,573
  Kawasaki Steel Corp. .........................           25,000           32,539
  Keihin Electric Express
      Railway Co., Ltd. ........................            4,000           18,088
  Keio Electric Railway Co., Ltd. ..............            5,000           25,030
  Keyence Corp. ................................              300           63,551

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Kikkoman Corp. ...............................            2,000      $    12,598
  Kinden Corp. .................................            2,000            9,511
  Kinki Nippon Railway Co., Ltd. ...............           16,000           52,196
  Kirin Brewery Co., Ltd. ......................            7,000           49,059
  Kokuyo Co., Ltd. .............................            1,000           10,538
  Komatsu, Ltd. ................................            9,000           32,214
  Komori Corp. .................................            1,000           12,465
  Konami Co., Ltd. .............................              900           18,885
  Konica Corp. .................................            3,000           19,398
  Koyo Seiko Co., Ltd. .........................            1,000            4,956
  Kubota Corp. .................................            9,000           27,408
  Kuraray Co., Ltd. ............................            4,000           26,198
  Kurita Water Industries, Ltd. ................            1,000           12,306
  Kyocera Corp. ................................            1,600          116,807
  Kyowa EXEO Corp. .............................            1,000            4,756
  Kyowa Hakko Kogyo Co., Ltd. ..................            3,000           16,270
  Kyushu Electric Power Co. ....................            3,700           54,826
  Lawson, Inc. .................................              600           18,372
  Mabuchi Motor Co., Ltd. ......................              300           29,560
  Makita Corp. .................................            1,000            6,458
  Marubeni Corp. (a) ...........................           10,000           10,262
  Marui Co., Ltd. ..............................            3,000           38,021
  Matsushita Communication
      Industrial Co., Ltd. .....................              800           30,837
  Matsushita Electric
      Industrial Co., Ltd. .....................           20,000          272,827
  Matsushita Electric Works, Ltd. ..............            4,000           28,701
  Meiji Milk Products Co., Ltd. ................            2,000            5,507
  Meiji Seika Kaisha, Ltd. .....................            3,000           10,738
  Meitec Corp. .................................              300            9,912
  Millea Holdings, Inc. ........................               14          114,938
  Minebea Co., Ltd. ............................            3,000           17,621
  Mitsubishi Chemical Corp. ....................           16,000           37,245
  Mitsubishi Corp. .............................           10,000           72,337
  Mitsubishi Electric Corp. ....................           16,000           71,819
  Mitsubishi Estate Co., Ltd. ..................            9,000           73,588
  Mitsubishi Gas Chemical Co., Inc. ............            3,000            5,457
  Mitsubishi Heavy Industries, Ltd. ............           28,000           84,802
  Mitsubishi Logistics Corp. ...................            1,000            6,791
  Mitsubishi Materials Corp. ...................            8,000           15,886
  Mitsubishi Paper Mills, Ltd. .................            2,000            2,954
  Mitsubishi Rayon Co., Ltd. ...................            4,000           13,016
  Mitsubishi Tokyo
      Financial Group, Inc. ....................               35          235,956
  Mitsui & Co., Ltd. ...........................           12,000           80,296
  Mitsui Chemicals, Inc. .......................            5,000           24,988
  Mitsui Engineering &
      Shipbuilding Co., Ltd. (a) ...............            6,000            7,509
  Mitsui Fudosan Co., Ltd. .....................            7,000           61,908
  Mitsui Marine & Fire
      Insurance Co., Ltd. ......................           13,000           69,959
  Mitsui Mining & Smelting Co., Ltd. ...........            5,000           14,893
  Mitsui O.S.K. Lines, Ltd. ....................            7,000           14,718
  Mitsui Trust Holdings, Inc. ..................            6,000           12,465
  Mitsukoshi, Ltd. .............................            3,000            8,911
  Mitsumi Electric Co., Ltd. ...................              400            6,291
  Mizuho Holdings, Inc. ........................               54          119,844
  Mori Seiki Co., Ltd. .........................            1,000            9,144
  Murata Manufacturing Co., Ltd. ...............            2,300          147,761
  Namco, Ltd. ..................................              400            7,626
  NEC Corp. ....................................           14,000           97,417
  Net One Systems Co., Ltd. ....................                1            5,607
  NGK Insulators, Ltd. .........................            3,000           23,753
  NGK Spark Plug Co., Ltd. .....................            2,000           15,168
  Nichirei Corp. ...............................            2,000            6,424
  Nidec Corp. ..................................              300           21,751
  Nikko Cordial Corp. ..........................           13,000           65,620
  Nikon Corp. ..................................            3,000           33,215
  Nintendo Co., Ltd. ...........................            1,000          147,260
  Nippon COMSYS Corp. ..........................            1,000            5,540
  Nippon Express Co., Ltd. .....................            8,000           42,384
  Nippon Kayaku Co., Ltd. ......................            2,000            7,926
  Nippon Meat Packers, Inc. ....................            2,000           25,063
  Nippon Mitsubishi Oil Corp. ..................           13,000           67,247
  Nippon Sanso Corp. ...........................            2,000            6,892
  Nippon Sheet Glass Co., Ltd. .................            3,000           10,137
  Nippon Shokubai Co., Ltd. ....................            1,000            5,023
  Nippon Steel Corp. ...........................           50,000           78,010
  Nippon System Development
      Co., Ltd. ................................              200            7,542
  Nippon Telegraph and
      Telephone Corp. ..........................               54          222,116
  Nippon Unipac Holding ........................                8           49,526
  Nippon Yusen Kabushiki Kaisah ................           10,000           34,458
  Nishimatsu Construction Co., Ltd. ............            2,000            6,224
  Nissan Chemical Industries, Ltd. .............            1,000            5,782

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Nissan Motor Co., Ltd. .......................           23,000      $   159,274
  Nisshin Flour Milling Co., Ltd. ..............            2,000           14,317
  Nisshinbo Industries, Inc. ...................            2,000            9,294
  Nissin Food Products Co., Ltd. ...............              900           17,871
  Nitto Denko Corp. ............................            1,400           45,905
  NKK Corp. (a) ................................           28,000           27,099
  Nomura Securities Co., Ltd. (The) ............           18,000          264,317
  Noritake Co., Ltd. ...........................            1,000            3,796
  NSK, Ltd. ....................................            4,000           16,620
  NTN Corp. ....................................            3,000           11,739
  NTT Data Corp. ...............................               12           48,058
  NTT DoCoMo, Inc. .............................              178          438,109
  Obayashi Corp. ...............................            6,000           17,020
  OBIC Co., Ltd. ...............................              100           21,693
  Oji Paper Co., Ltd. ..........................            8,000           45,722
  Oki Electric Industry Co., Ltd. ..............            3,000            6,483
  Okumura Corp. ................................            2,000            6,274
  Olympus Optical Co., Ltd. ....................            2,000           27,934
  Omron Corp. ..................................            2,000           28,951
  Onward Kashiyama Co., Ltd. ...................            1,000            9,812
  Oracle Corp., Japan ..........................              400           17,054
  Oriental Land Co., Ltd. ......................              400           28,601
  Orix Corp. ...................................              800           64,544
  Osaka Gas Co., Ltd. ..........................           22,000           52,313
  Paris Miki, Inc. .............................              400            8,443
  Pioneer Corp. ................................            1,400           25,055
  Promise Co., Ltd. ............................              800           40,315
  Q.P. Corp. ...................................            1,000            8,335
  Ricoh Co., Ltd. ..............................            6,000          103,875
  Rohm Co., Ltd. ...............................            1,100          164,189
  Saizeriya Co., Ltd. ..........................              100            2,603
  Sanden Corp. .................................            1,000            3,571
  Sankyo Co., Ltd. .............................            4,000           54,399
  Sanrio Co., Ltd. .............................              500            4,547
  Sanyo Electric Co., Ltd ......................           15,000           65,454
  Sapporo Breweries, Ltd. ......................            2,000            5,340
  Secom Co., Ltd. ..............................            2,000           98,118
  Sega Corp. (a) ...............................            1,100           26,432
  Seino Transportation Co., Ltd. ...............            1,000            6,174
  Seiyu, Ltd. (The) (a) ........................            2,000            7,759
  Sekisui Chemical Co., Ltd. ...................            4,000           13,683
  Sekisui House, Ltd. ..........................            5,000           36,752
  Seven-Eleven Japan Co., Ltd. .................            4,000          157,522
  Sharp Corp. ..................................            9,000          114,287
  Shimachu Co., Ltd. ...........................              400            7,142
  Shimamura Co., Ltd. ..........................              200           15,352
  Shimano, Inc. ................................              900           12,210
  Shimizu Corp. ................................            5,000           16,478
  Shin-Etsu Chem Co., Ltd. .....................            3,500          150,389
  Shionogi & Co., Ltd. .........................            3,000           38,271
  Shiseido Co., Ltd. ...........................            4,000           53,331
  Shizuoka Bank, Ltd. (The) ....................            7,000           42,518
  Showa Denko K.K. (a) .........................            7,000           11,389
  Showa Shell Sekiyu K.K .......................            1,000            5,815
  Skylark Co., Ltd. ............................            1,000           23,361
  SMC Corp. ....................................              500           59,113
  Snow Brand Milk Products
      Co., Ltd. (a) ............................            2,000            2,119
  Softbank Corp. ...............................            2,200           30,543
  Sony Corp. ...................................            8,900          470,039
  Stanley Electric Co., Ltd. ...................            1,000           10,679
  Sumitomo Bakelite Co., Ltd. ..................            1,000            7,250
  Sumitomo Bank, Ltd. (The) ....................           38,000          185,472
  Sumitomo Chemical Co., Ltd. ..................           12,000           54,565
  Sumitomo Corp. ...............................            7,000           42,401
  Sumitomo Electric Industries, Ltd. ...........            6,000           41,600
  Sumitomo Forestry Co., Ltd. ..................            1,000            5,991
  Sumitomo Heavy Industries, Ltd. (a) ..........            4,000            4,305
  Sumitomo Metal Industries, Ltd. (a) ..........           25,000           11,055
  Sumitomo Metal Mining Co., Ltd. ..............            4,000           18,088
  Sumitomo Osaka Cement Co., Ltd. ..............            3,000            4,455
  Sumitomo Realty &
      Development Co., Ltd. ....................            3,000           18,197
  Sumitomo Trust & Banking Co, Ltd. ............            9,000           43,252
  Suruga Bank, Ltd., ADR .......................            1,000            4,739
  Suzuken Co., Ltd .............................              400            9,361
  Taiheiyo Cement Corp. ........................            7,000           13,024
  Taisei Corp. .................................            7,000           16,119
  Taisho Pharmaceutical Co., Ltd. ..............            2,000           30,804
  Taiyo Yuden Co., Ltd. ........................            1,000           16,353
  Takara Shuzo Co., Ltd. .......................            2,000           13,666
  Takashimaya Co., Ltd. ........................            2,000           11,647
  Takeda Chemical Industries, Ltd. .............            8,000          351,088
  Takefuji Corp. ...............................              720           50,040
  Takuma Co., Ltd. .............................            1,000            7,718
  TDK Corp. ....................................            1,100           51,946
  Teijin, Ltd. .................................            9,000           30,637

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
JAPAN - CONTINUED
  Teikoku Oil Co., Ltd. ........................            2,000      $     7,993
  Terumo Corp. .................................            1,800           24,059
  THK Co., Ltd. ................................              900           17,308
  TIS, Inc. ....................................              400           11,380
  Tobu Railway Co., Ltd. .......................            8,000           22,360
  Toda Corp. ...................................            2,000            4,355
  Toho Co., Ltd. ...............................            1,500           17,196
  Tohoku Elecric Power Co., Inc. ...............            4,600           64,477
  Tokyo Electric Power Co., Inc. (The) .........           11,700          240,626
  Tokyo Electron, Ltd. .........................            1,500           97,742
  Tokyo Gas Co., Ltd. ..........................           25,000           69,458
  Tokyo Style Co., Ltd. ........................            1,000            9,136
  Tokyu Corp. ..................................            9,000           34,842
  TonenGeneral Sekiyu K.K ......................            3,000           21,276
  Toppan Printing Co., Ltd. ....................            6,000           62,375
  Toray Industries, Inc. .......................           13,000           34,817
  Toshiba Corp. ................................           28,000          114,003
  Tosoh Corp. ..................................            4,000           12,849
  Tostem Corp. .................................            3,000           51,186
  Toto, Ltd. ...................................            3,000           14,017
  Toyo Seikan Kaisha, Ltd. .....................            2,000           26,298
  Toyobo Co., Ltd. .............................            5,000            7,634
  Toyoda Gosei Co., Ltd. .......................              500            6,253
  Toyota Industries Corp. ......................            1,400           22,742
  Toyota Motor Corp. ...........................           23,800          631,457
  Trans Cosmos, Inc. ...........................              200            4,530
  Trend Micro, Inc. ............................            1,000           27,950
  Ube Industries, Ltd. .........................            6,000            9,361
  UFJ Holdings, Inc. (a) .......................               31           75,007
  Uni-Charm Corp. ..............................              500           18,773
  UNY Co., Ltd. ................................            1,000           11,330
  Ushio, Inc. ..................................            1,000           11,881
  Wacoal Corp. .................................            1,000            8,285
  West Japan Railway Co. .......................               10           40,382
  World Co., Ltd. ..............................              400           11,848
  Yakult Honsha Co., Ltd. ......................            1,000           11,405
  Yamada Denki Co., Ltd. .......................              200           17,521
  Yamaha Corp. .................................            2,000           19,457
  Yamaha Motor Co., Ltd. .......................            1,000            7,359
  Yamanouchi Pharmaceutical Co., Ltd. ..........            3,400           88,223
  Yamato Transport Co., Ltd. ...................            4,000           72,921
  Yamazaki Baking Co., Ltd. ....................            2,000           11,180
  Yasuda Fire & Marine
      Insurance Co., Ltd. ......................            7,000           42,868
  Yokogawa Electric Corp. ......................            2,000           15,519
------------------------------------------------------------------------------------

      Total Japan ...............................................       13,608,394
====================================================================================

LUXEMBOURG - 0.1%
  Arcelor (a) ..................................            3,508           49,786
------------------------------------------------------------------------------------

      Total Luxembourg ..........................................           49,786
====================================================================================

NETHERLANDS - 6.2%
  ABN AMRO Holding NV ..........................           15,389          279,501
  Aegon NV .....................................           10,249          213,679
  Akzo Nobel NV ................................            3,171          138,079
  ASM Lithography Holding NV (a) ...............            4,698           74,377
  Buhrmann NV ..................................            1,132           10,442
  Elsevier NV ..................................            6,919           94,301
  Getronics NV .................................            2,511            4,786
  Hagemeyer NV .................................            1,028           14,214
  Heineken NV ..................................            2,075           91,072
  IHC Caland NV ................................              278           16,624
  ING Groep NV .................................           18,776          482,135
  KLM Royal Dutch Airlines .....................              458            5,509
  Koniklijke (Royal)
      Philips Electronics NV ...................           14,590          407,355
  Koninklijke (Royal) KPN NV (a) ...............           18,465           86,441
  Koninklijke Ahold NV .........................            6,973          146,687
  Koninklijke Numico NV ........................            1,557           34,922
  Oce NV .......................................              893           10,407
  Qiagen NV (a) ................................            1,308           15,476
  Royal Dutch Petroleum Co. ....................           23,576        1,313,232
  Royal Vendex KBB NV ..........................              684            8,512
  TNT Post Group NV ............................            3,552           80,229
  Unilever NV ..................................            6,337          414,944
  Vedior NV ....................................            1,044           14,435
  VNU NV .......................................            2,344           65,144
  Wolters Kluwer NV ............................            2,916           55,352
------------------------------------------------------------------------------------

      Total Netherlands .........................................        4,077,855
====================================================================================

NEW ZEALAND - 0.1%
  Auckland International Airport, Ltd. .........            3,386            7,318
  Carter Holt Harvey, Ltd. .....................           13,145           12,641
  Contact Energy, Ltd. .........................            4,649            9,010

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
NEW ZEALAND - CONTINUED
  Fisher & Paykel Appliances Holdings,
      Ltd., Series H ...........................              636      $     2,842
  Fisher & Paykel Industries, Ltd. .............              806            3,230
  Fletcher Building, Ltd. ......................            3,472            4,637
  Fletcher Challenge Forests, Ltd. (a) .........            8,380              977
  Independent Newspapers, Ltd. .................              651            1,186
  Sky City Entertainment Group, Ltd. ...........            1,061            3,195
  Telecom Corp. of New Zealand, Ltd. ...........           17,412           41,694
  Tower, Ltd. ..................................              649            1,444
  Warehouse Group, Ltd. (The) ..................            2,607            9,370
------------------------------------------------------------------------------------

      Total New Zealand .........................................           97,544
====================================================================================

NORWAY - 0.5%
  Bergesen d.y. ASA, Series A ..................              300            6,396
  Bergesen d.y. ASA, Series B ..................              200            3,838
  Den Norsske Bank .............................            4,405           24,009
  EDB Business Partner ASA (a) .................              200              589
  Elkem ASA ....................................              400            8,982
  Frontline, Ltd. ..............................              591            5,631
  Gjensidige NOR Sparebank .....................              511           18,931
  Kvaerner ASA, Series A (a) ...................            3,982            3,608
  Merkantildata ASA (a) ........................            1,600              778
  Nera ASA .....................................            1,093            1,162
  Norsk Hydro ASA ..............................            1,660           79,195
  Norske Skogindustrier ASA ....................            1,044           19,478
  Opticom ASA (a) ..............................               88            1,542
  Orkla ASA ....................................            2,000           38,646
  Pan Fish ASA .................................              800            1,429
  Petroleum Geo-Services ASA (a) ...............              800            2,900
  Schibsted ASA ................................              600            7,196
  Smedvig ASA, Series A ........................              400            2,564
  Smedvig ASA, Series B ........................              200            1,066
  Statoil ASA ..................................            5,093           45,473
  Storebrand ASA ...............................            2,400           14,520
  Tandberg ASA (a) .............................            1,084           12,784
  Telenor ASA ..................................            5,156           18,277
  Tomra Systems ASA ............................            1,701           13,374
------------------------------------------------------------------------------------

      Total Norway ..............................................          332,368
====================================================================================

PORTUGAL - 0.4%
  Banco Comercial Portugues SA .................           15,245           52,848
  Banco Espirito Santo SA, Registered ..........            1,378           15,719
  Banco Espirito Santo, SA (BES) (a) ...........              688            7,542
  BPI - SGPS SA ................................            5,732           13,926
  Brisa-Auto Estrada de Portugal SA ............            2,969           16,714
  CIMPOR-Cimentos de Portugal,
      SGPS SA ..................................              319            6,194
  Electridade de Portugal SA ...................           18,090           35,018
  Jeronimo Martins SGPS SA (a) .................              723            5,112
  Portugal Telecom SGPS SA .....................            9,499           67,077
  PT Multimedia - Servicos de
      Telecomunicacoes
      e Multimedia SA (a) ......................              281            2,484
  Sonae, S.G.P.S. SA ...........................           15,088            8,494
------------------------------------------------------------------------------------

      Total Portugal ............................................          231,128
====================================================================================

SINGAPORE  - 0.8%
  Allgreen Properties, Ltd. ....................            2,000            1,155
  Capitaland, Ltd. .............................           14,000           12,124
  Chartered Semiconductor
      Manufacturing, Ltd. (a) ..................            8,000           16,301
  City Developments, Ltd. ......................            6,000           19,358
  Creative Technology, Ltd. ....................              600            5,332
  Cycle & Carriage, Ltd. .......................            2,013            5,401
  Datacraft Asia, Ltd. .........................            1,000            1,200
  DBS Group Holdings, Ltd. .....................           12,000           84,224
  First Capital Corp., Ltd. ....................            4,000            2,196
  Fraser & Neave, Ltd. .........................            1,800            8,049
  GES International, Ltd. ......................            3,000              722
  Haw Par Corp., Ltd. ..........................            2,000            5,026
  Hotel Properties, Ltd. .......................            4,000            2,604
  Keppel Corp., Ltd. ...........................            6,000           13,992
  Keppel Land, Ltd. ............................            2,000            1,721
  NatSteel, Ltd. ...............................            2,000            1,936
  Neptune Orient Lines, Ltd. (a) ...............            9,000            5,196
  Oversea-Chinese Banking Corp., Ltd. ..........           11,000           72,847
  Overseas Union Enterprise, Ltd. ..............            1,000            4,047
  Parkway Holdings, Ltd. .......................            6,000            2,938
  SembCorp Industries, Ltd. ....................           11,000            8,468
  SembCorp Logistics, Ltd. .....................            2,000            2,502
  SembCorp Marine, Ltd. ........................            2,000            1,234
  Singapore Airlines, Ltd. .....................            6,000           43,810
  Singapore Exchange, Ltd. .....................            3,000            1,970
  Singapore Land, Ltd. .........................            1,000            1,981
  Singapore Press Holdings, Ltd. ...............            4,000           45,055

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
SINGAPORE - CONTINUED
  Singapore Technologies
      Engineering, Ltd. ........................           15,000      $    16,386
  Singapore Telecommunications, Ltd. ...........           70,000           54,282
  SMRT Corp, Ltd. ..............................            2,000              758
  ST Assembly Test Services, Ltd. (a) ..........            1,000            1,268
  United Overseas Bank, Ltd. ...................           13,000           93,450
  United Overseas Land, Ltd. ...................            4,000            4,075
  Venture Manufacturing
      (Singapore), Ltd. ........................            2,000           15,962
  Wing Tai Holdings, Ltd. ......................            5,000            2,066
------------------------------------------------------------------------------------

      Total Singapore ...........................................          559,636
====================================================================================

SPAIN - 2.6%
  Acciona SA ...................................              264           11,522
  Acerinox SA ..................................              453           18,992
  ACS SA .......................................              438           14,102
  Altadis SA, Series A .........................            2,576           53,172
  Amadeus Global Travel
      Distribution SA, Series A ................            2,180           13,952
  Autopistas, Concesionaria
      Espanola SA ..............................            1,215           13,500
  Banco Bilbao Vizcaya Argentaria SA ...........           28,410          321,269
  Banco Santander Central Hispano SA ...........           39,352          312,475
  Corporacion Mapfre, Compania
      Internacional de Reaseguros SA ...........            1,066            8,422
  Empresa Nacional de Electricidad SA ..........            8,315          120,800
  Fomento de Construcciones
      y Contratas SA ...........................              388            9,465
  Gas Natural SDG SA ...........................            2,069           39,846
  Grupo Dragados SA ............................            1,260           22,461
  Grupo Ferrovial SA ...........................              583           15,897
  Iberdrola SA .................................            7,080          103,138
  Industria de Diseno Textil, SA ...............            1,973           41,661
  Metrovacesa SA ...............................              446            9,237
  NH Hoteles SA (a) ............................              939           11,778
  Promotora de Informaciones SA ................              328            2,763
  Puleva Biotech SA (a) ........................              110              453
  Repsol YPF SA ................................            8,460           99,762
  Sociedad General de Aguas
      de Barcelona .............................              805            9,477
  Sol Melia SA .................................            1,026            7,792
  Telefonica Publicidad e
      Informacion SA ...........................              677            2,761
  Telefonica SA (a) ............................           42,664          358,156
  TelePizza SA (a) .............................            2,099            2,405
  Terra Networks SA (a) ........................            3,731           21,188
  Union Electrica Fenosa SA ....................            2,111           38,779
  Vallehermoso SA ..............................              950            9,101
  Zeltia SA ....................................            1,368           10,876
------------------------------------------------------------------------------------

      Total Spain ...............................................        1,705,202
====================================================================================

SWEDEN - 1.4%
  Assa Abloy AB, Series B ......................            2,200           31,000
  Atlas Copco AB, Series A .....................            1,000           23,939
  Atlas Copco AB, Series B .....................              500           11,262
  Drott AB, Series B ...........................              800            9,227
  Electrolux AB ................................            2,500           50,461
  Eniro AB .....................................            1,364           10,464
  Gambro AB, Series A ..........................            1,600           10,533
  Gambro AB, Series B ..........................              800            5,267
  Hennes & Mauritz AB (H&M),
      Series B .................................            3,875           77,583
  Hoganas AB, Series B .........................              107            2,305
  Holmen AB, Series B ..........................              200            5,310
  Modern Times Group MTG AB (a) ................              475            6,306
  NetCom AB, Series B (a) ......................              675           12,413
  Nordea AB ....................................           18,000           97,931
  OM Gruppen AB ................................              500            3,754
  Sandvik AB ...................................            1,800           44,950
  Sapa AB ......................................              300            5,713
  SAS AB (a) ...................................              530            3,662
  Securitas AB, Series B .......................            2,400           49,357
  Skandia Forsakrings AB .......................            7,000           31,838
  Skandinaviska Enskilda
      Banken (SEB), Series A ...................            3,800           39,901
  Skanska AB ...................................            3,700           25,565
  SKF AB, Series A .............................              400           10,316
  SKF AB, Series B .............................              600           15,538
  SSAB Svenskt Stal AB, Series A ...............              400            5,201
  SSAB Svenskt Stal AB, Series B ...............              200            2,492
  Svenska Cellulosa AB (SCA), Series B .........            1,500           53,372
  Svenska Handelsbanken AB, Series A ...........            4,500           68,796
  Svenska Handelsbanken AB, Series B ...........              500            7,372
  Swedish Match AB .............................            3,000           24,809

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
SWEDEN - CONTINUED
  Telefonaktiebolaget LM
      Ericsson AB, Series B ....................           60,500      $    91,505
  Telia AB .....................................            7,200           20,056
  Trelleborg AB, Series B ......................              800            7,878
  Volvo AB, Series A ...........................            1,000           20,184
  Volvo AB, Series B ...........................            1,700           35,239
  WM-Data AB, Series B .........................            2,500            4,733
------------------------------------------------------------------------------------

      Total Sweden ..............................................          926,232
====================================================================================

SWITZERLAND - 8.4%
  ABB, Ltd. ....................................            9,537           84,914
  Adecco SA ....................................            1,278           75,916
  Ciba Specialty Chemicals AG ..................              699           56,013
  Clariant AG ..................................            1,463           34,802
  Compagnie Financiere Richemont AG ............            5,775          131,359
  Credit Suisse Group (a) ......................           11,242          356,941
  Forbo Holding AG .............................               10            3,669
  Georg Fischer AG .............................               30            5,907
  Givaudan AG ..................................               79           31,851
  Holcim, Ltd. .................................              305           69,991
  Kudelski SA (a) ..............................              398           13,947
  Kuoni Reisen Holding AG, Series B ............               30            8,467
  Logitech International SA (a) ................              404           18,786
  Lonza Group AG ...............................              460           35,547
  Nestle SA ....................................            4,381        1,021,536
  Nobel Biocare Holding AG (a) .................              189           13,081
  Novartis AG ..................................           30,326        1,333,754
  Phonak Holding AG (a) ........................              172            2,600
  PubliGoupe SA ................................               25            5,796
  Roche Holding AG .............................              735           83,716
  Roche Holding AG, Bearer .....................            7,483          565,691
  Serono SA ....................................               74           48,781
  SGS Societe Generale de
      Surveillance Holding SA ..................               75           23,939
  Sulzer AG ....................................               30            6,370
  Sulzer Medica AG .............................               88           14,680
  Swatch Group AG, Registered ..................              339           30,183
  Swatch Group AG, Series B ....................              597           11,293
  Swiss Re .....................................            3,250          317,759
  Swisscom AG ..................................              281           81,761
  Syngenta AG ..................................            1,183           71,108
  Synthes-Stratec, Inc. ........................               46           28,129
  Tecan Group AG ...............................               59            2,335
  Unaxis Holding AG ............................               83            9,816
  USB AG (a) ...................................           13,979          703,103
  Valora Holding AG ............................               40            8,574
  Zurich Financial Services AG .................              928          187,389
------------------------------------------------------------------------------------

      Total Switzerland .........................................        5,499,504
====================================================================================

UNITED KINGDOM - 26.0%
  3i Group PLC .................................            6,154           64,210
  Aegis Group PLC ..............................           11,697           16,002
  Aggreko PLC ..................................            2,794            7,709
  Airtours PLC .................................            3,353            7,858
  AMEC PLC .....................................            2,746           17,517
  Amey PLC .....................................            1,576            4,312
  Amvescap PLC .................................            6,441           52,477
  ARM Holdings PLC (a) .........................           11,319           25,190
  Associates British Ports Holdings PLC ........            3,451           23,672
  AstraZeneca Group PLC ........................           18,196          753,314
  AWG PLC (a) ..................................            2,548           21,362
  BAA PLC ......................................           11,288          103,066
  BAE Systems PLC ..............................           32,133          164,084
  Balfour Beatty PLC ...........................            4,828           17,221
  Barclays PLC (a) .............................           69,498          584,765
  Barratt Developments PLC .....................            2,536           16,236
  Bass PLC .....................................            9,185           93,315
  BBA Group PLC ................................            5,035           21,144
  Berkeley Group PLC (The) .....................            1,212           13,315
  BG Group PLC .................................           35,933          156,376
  BHP Billiton PLC .............................           22,467          122,431
  BOC Group PLC ................................            4,975           77,275
  Boots Co. PLC ................................            9,557           94,763
  BP Amoco PLC .................................          234,035        1,965,634
  BPB PLC ......................................            5,109           27,257
  Brambles Industries PLC ......................            7,900           39,528
  British Airways PLC ..........................            7,090           20,129
  British America Tobacco PLC ..................           17,190          184,729
  British Land Co. PLC (The) ...................            5,348           45,406
  British Sky Broadcasting PLC (a) .............           11,583          111,056
  BT Group PLC .................................           90,755          348,611
  BTG PLC (a) ..................................              686            3,555
  Bunzl PLC ....................................            5,063           40,054
  Cable &  Wireless PLC ........................           23,221           59,199
  Cadbury Schweppes PLC ........................           20,919          156,724

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  Canary Wharf Group PLC (a) ...................            5,085      $    34,492
  Capita Group PLC .............................            6,975           33,172
  Caradon PLC ..................................            3,505            7,453
  Carlton Communications PLC ...................            6,213           19,888
  Celltech Group PLC (a) .......................            2,568           20,355
  Centrica PLC .................................           43,028          133,143
  CGNU PLC .....................................           23,702          190,580
  Chubb PLC ....................................            7,474           17,943
  Close Brothers Group PLC .....................            1,537           14,701
  CMG PLC ......................................            5,535            8,521
  Compass Group PLC ............................           22,754          138,042
  Corus Group PLC (a) ..........................           32,346           41,416
  Daily Mail & General Trust ...................            3,168           30,278
  De La Rue PLC ................................            2,094           16,144
  Diageo PLC ...................................           34,704          450,702
  Dixons Group PLC .............................           19,970           58,217
  Electrocomponents PLC ........................            3,937           22,054
  EMI Group PLC ................................            7,263           27,567
  Exel PLC .....................................            3,232           41,161
  FirstGroup PLC ...............................            4,451           17,097
  FKI PLC ......................................            6,829           16,317
  George Wimpey PLC ............................            3,993           16,312
  GKN PLC ......................................            7,937           37,233
  GlaxoSmithKline PLC ..........................           64,123        1,385,991
  Granada Compass PLC ..........................           28,517           48,467
  Great Portland Estates PLC ...................            1,607            6,087
  Great Universal Stores PLC (The) .............           10,668           97,974
  Hammerson PLC ................................            2,552           21,531
  Hanson PLC ...................................            7,567           54,039
  Hays PLC .....................................           15,723           36,909
  HBOS PLC .....................................           39,123          423,410
  Hilton Group PLC .............................           16,177           56,283
  HSBC Holdings PLC ............................           97,593        1,122,402
  IMI PLC ......................................            4,114           20,365
  Imperial Chemical Industries PLC .............           12,249           59,561
  Imperial Tobacco Group PLC ...................            7,441          121,023
  Imperial Tobacco Group PLC (a) ...............              973           15,380
  International Power PLC (a) ..................           10,302           26,382
  Invensys PLC .................................           35,988           48,822
  J Sainsbury PLC ..............................           14,842           80,540
  Johnson Matthey PLC ..........................            2,382           36,454
  Kelda Group PLC ..............................            4,132           26,894
  Kidde PLC ....................................            9,923           13,008
  Kingfisher PLC ...............................           13,009           62,711
  Land Securities PLC ..........................            5,585           73,469
  Lattice Group PLC ............................           37,400           97,485
  Legal & General Group PLC ....................           54,605          108,829
  Lloyds TSB Group PLC .........................           58,140          578,707
  Logica PLC ...................................            4,198           12,798
  Man Group PLC ................................            2,875           45,138
  Marconi PLC ..................................           18,973            1,142
  Marks & Spencer Group PLC ....................           23,510          133,580
  Misys PLC ....................................            5,419           19,990
  National Grid Group PLC ......................           18,116          128,682
  Next PLC .....................................            3,409           48,430
  Nycomed Amersham PLC .........................            7,489           66,210
  P & O Princess Cruises PLC ...................            7,487           47,362
  Pearson PLC ..................................            8,488           84,422
  Peninsular & Oriental Steam
      Navigation Co. ...........................            7,543           27,710
  Pilkington PLC ...............................           13,467           19,039
  Provident Financial PLC ......................            2,717           28,618
  Prudential PLC ...............................           20,973          191,815
  Railtrack Group PLC ..........................            2,517            7,673
  Rank Group PLC ...............................            6,574           26,805
  Reckitt Benckiser PLC ........................            5,505           98,765
  Reed International PLC .......................           13,379          127,154
  Rentokil Initial PLC .........................           19,205           78,162
  Reuters Group PLC ............................           14,630           77,606
  Rexam PLC ....................................            3,971           25,725
  Rio Tinto PLC ................................           11,183          205,066
  RMC Group PLC ................................            2,926           29,281
  Rolls-Royce PLC ..............................           14,922           36,848
  Royal & Sun Alliance Insurance
      Group PLC ................................           14,799           54,365
  Royal Bank of Scotland Group PLC .............           28,407          805,394
  Safeway PLC ..................................           10,869           46,679
  Sage Group PLC (The) .........................           12,788           33,040
  Schroders PLC ................................            1,334           11,906
  Scottish & Newcastle PLC .....................            7,907           73,280
  Scottish & Southern Energy PLC ...............            8,797           87,026
  ScottishPower PLC ............................           19,608          105,432
  Securicor PLC ................................            6,798           12,305
  Serco Group PLC ..............................            4,636           14,202
  Severn Trent PLC .............................            3,556           39,190
  Shell Transport & Trading Co. PLC ............          101,716          767,476
  Signet Group PLC .............................           17,671           25,522

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

                                                          SHARES            VALUE
------------------------------------------------------------------------------------
UNITED KINGDOM - CONTINUED
  Slough Estates PLC ...........................            3,736      $    20,677
  Smith & Nephew PLC ...........................            9,517           52,805
  Smiths Group PLC .............................            5,709           74,143
  Spirent PLC ..................................            8,514           11,226
  SSL International PLC ........................            2,218           12,091
  Stagecoach Holdings PLC ......................            8,796            8,413
  Tate & Lyle PLC ..............................            4,125           22,070
  Taylor Woodrow PLC ...........................            5,424           14,882
  Telewest Communications PLC (a) ..............           10,030              469
  Tesco PLC ....................................           73,349          266,657
  TI Automotive, Ltd. (a) ......................            4,947               --
  Unilever PLC .................................           29,002          264,362
  United Business Media PLC ....................            3,512           23,287
  United Utilities PLC .........................            5,696           53,050
  Vodafone Group PLC ...........................          711,125          975,571
  Whitbread PLC ................................            3,089           28,840
  Wolseley PLC .................................            5,929           60,100
  WPP Group PLC ................................           11,773           99,418
------------------------------------------------------------------------------------

      Total United Kingdom ......................................       17,106,906
====================================================================================

  TOTAL COMMON STOCKS
      (COST $72,445,316) ........................................       63,493,553
====================================================================================

PREFERRED STOCKS (0.4% OF PORTFOLIO)
AUSTRALIA - 0.2%
  News Corp., Ltd. (The) .......................           19,968           91,694
------------------------------------------------------------------------------------

      Total Australia ...........................................           91,694
====================================================================================

GERMANY - 0.2%
  Boss Hugo AG .................................              484            8,963
  Fresenius Medical Care AG ....................              294            9,927
  Henkel KGaA ..................................              586           40,918
  Porsche AG ...................................               78           37,169
  RWE AG .......................................              288            9,352
  Volkswagen AG ................................            1,000           32,493
  Wella AG .....................................              200           11,881
------------------------------------------------------------------------------------

      Total Germany .............................................          150,703
====================================================================================

ITALY - 0.0%
  Fiat SpA .....................................            1,097            9,729
------------------------------------------------------------------------------------

  Total Italy ...................................................            9,729
====================================================================================


                                                              SHARES/
                                                            FACE AMOUNT          VALUE
-------------------------------------------------------------------------------------------

NEW ZEALAND - 0.0%
  Fletcher Challenge Forests, Ltd. (a) ................        16,862        $      1,884
-------------------------------------------------------------------------------------------

      Total New Zealand .............................................               1,884
===========================================================================================

SWITZERLAND - 0.0%
  Schindler Holding AG ................................            50               9,072
-------------------------------------------------------------------------------------------

      Total Switzerland .............................................               9,072
===========================================================================================

      TOTAL PREFERRED STOCKS (COST $307,416) .....................................263,082
===========================================================================================

SHORT TERM INVESTMENTS (13.9% OF PORTFOLIO)
UNITED STATES - 13.9%
AIM Short Term Investment
  Prime Portfolio .....................................  $    312,480             312,480
AIM Treasury Fund .....................................       381,277             381,277
Money Market Obligations Trust ........................       144,759             144,759
State Street Navigator Securities
  Lending Prime Portfolio (b) .........................     8,292,927           8,292,927
-------------------------------------------------------------------------------------------

TOTAL SHORT TERM INVESTMENTS
  (COST $9,131,443) ............................................................9,131,443
===========================================================================================

TOTAL INVESTMENTS
  (COST $81,884,175) - 110.80% ..............................................$ 72,888,078
===========================================================================================

OTHER ASSETS AND
LIABILITIES (NET) - (10.8)% ...................................................(7,102,765)
===========================================================================================

NET ASSETS - 100.0% .........................................................$ 65,785,313
===========================================================================================


(a) Non-income producing security.
(b) Security represents investment made with cash collateral received from securities loaned.

    Abbreviations:
    NPV - No Par Value
    NV - Non-Voting

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

JUNE 30, 2002
(UNAUDITED)

SCHEDULE OF FUTURES CONTRACTS

                                                                     UNREALIZED
                                                      NUMBER OF     APPRECIATION
                                                      CONTRACTS    (DEPRECIATION)
----------------------------------------------------------------------------------

SPI 200 Index Futures
  Expiration date 9/2002 .....................               3        $   3,090
DAX Index Futures
  Expiration date 9/2002 .....................               2              163
CAC 40 Euro Futures
  Expiration date 9/2002 .....................               2            2,811
Hang Seng Index Futures
  Expiration date 7/2002 .....................               4             (149)
TOPIX Stock Exchange Futures
  Expiration date 9/2002 .....................              11          (24,353)
Financial Times Stock Exchange
  100 Index Futures
  Expiration date 9/2002 .....................               8            9,610
IBEX 35 Index Futures
  Expiration date 7/2002 .....................               4           (4,327)
MIB 30 Index Futures
  Expiration date 9/2002 .....................               1            6,746
OMX Index Futures

  Expiration date 7/2002 .....................              44            3,724
----------------------------------------------------------------------------------

TOTAL UNREALIZED DEPRECIATION ON
  OPEN FUTURES CONTRACTS PURCHASED ...................................$  (2,685)
==================================================================================

FORWARD FOREIGN CURRENCY CONTRACTS

BOUGHT AUSTRALIAN DOLLAR
  Local Contract amount - 111,000
  USD Face value - 60,498
  USD Current value - 62,192
  Settlement Date - 08/21/2002
  Unrealized Gain ............................                        $   1,694
BOUGHT EURO
  Local Contract amount - 2,042,000
  USD Face value - 1,883,035
  USD Current value - 2,008,003
  Settlement Date - 08/21/2002
  Unrealized Gain ............................                          124,968

SOLD EURO
  Local Contract amount - 1,534,838
  USD Face value - 1,473,560
  USD Current value - 1,509,284
  Settlement Date - 08/21/2002
  Unrealized Loss ............................                          (35,724)

BOUGHT POUND STERLING
  Local Contract amount - 1,073,000
  USD Face value - 1,571,237
  USD Current value - 1,630,580
  Settlement Date - 08/21/2002
  Unrealized Gain ............................                           59,343

SOLD POUND STERLING
  Local Contract amount - 880,000
  USD Face value - 1,311,479
  USD Current value - 1,337,289
  Settlement Date - 08/21/2002
  Unrealized Loss ............................                          (25,810)

BOUGHT HONG KONG DOLLAR
  Local Contract amount - 896,000
  USD Face value - 114,860
  USD Current value - 114,877
  Settlement Date - 08/21/2002
  Unrealized Gain ............................                               17

BOUGHT JAPANESE YEN
  Local Contract amount - 191,405,000
  USD Face value - 1,522,322
  USD Current value - 1,601,346
  Settlement Date - 08/21/2002
  Unrealized Gain ............................                           79,024

SOLD JAPANESE YEN
  Local Contract amount - 107,742,000
  USD Face value - 882,461
  USD Current value - 901,399
  Settlement Date - 08/21/2002
  Unrealized Loss ............................                          (18,938)

BOUGHT SWEDISH KRONA
  Local Contract amount - 2,084,000
  USD Face value - 204,184
  USD Current value - 225,322
  Settlement Date - 08/21/2002
  Unrealized Gain ............................                           21,138
----------------------------------------------------------------------------------

TOTAL UNREALIZED APPRECIATION ON
  OPEN FORWARD FOREIGN CURRENCY CONTRACTS ............................$ 205,712
==================================================================================

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

                                                                              AS OF
                                                                         JUNE 30, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments at market (identified cost $81,884,175) ..............       $ 72,888,078
Cash .............................................................            327,446
Foreign currency at market (cost $504,508) .......................            523,962
Unrealized appreciation on forward currency exchange contracts ...            205,712
Receivables
  Investments sold ...............................................             12,151
  Dividends and interest .........................................             83,518
  Daily variation margin on futures contracts ....................             62,340
----------------------------------------------------------------------------------------
      Total assets ...............................................         74,103,207
----------------------------------------------------------------------------------------

LIABILITIES
Payables
  Investments purchased ..........................................             16,793
  Due upon return of securities loaned ...........................          8,292,927
  Management fees (Note 4) .......................................              8,174
----------------------------------------------------------------------------------------
      Total liabilities ..........................................          8,317,894
----------------------------------------------------------------------------------------

NET ASSETS .......................................................       $ 65,785,313
========================================================================================

COMPOSITION OF NET ASSETS
Paid-in capital ..................................................       $ 74,553,478
Net unrealized depreciation on investments, foreign currency,
  forward currency exchange rate and futures contracts ...........         (8,768,165)
----------------------------------------------------------------------------------------

NET ASSETS .......................................................       $ 65,785,313
========================================================================================



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                   FOR THE SIX
                                                                   MONTHS ENDED
                                                                  JUNE 30, 2002
---------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $170,563) ..       $   728,861
    Interest ...............................................            67,895
---------------------------------------------------------------------------------
Total Investment Income ....................................           796,756
---------------------------------------------------------------------------------
Expenses
  Management fees (Note 4) .................................            47,686
---------------------------------------------------------------------------------
Total expenses .............................................            47,686
---------------------------------------------------------------------------------

NET INVESTMENT INCOME ......................................           749,070
=================================================================================

REALIZED AND UNREALIZED LOSS
Net realized loss on:
  Investments and foreign currency transactions ............        (1,955,999)
  Futures contracts ........................................          (496,671)
---------------------------------------------------------------------------------
Net realized loss ..........................................        (2,452,670)
---------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
  Investments and foreign currency transactions ............           658,750
  Futures contracts ........................................           (68,462)
---------------------------------------------------------------------------------
Net change in unrealized depreciation ......................           590,288
---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ...........................        (1,862,382)
---------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS .................       $(1,113,312)
=================================================================================

xviii

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE SIX
                                                                        MONTHS ENDED          FOR THE
                                                                        JUNE 30, 2002       PERIOD ENDED
                                                                         (UNAUDITED)      DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ............................................       $    749,070        $    921,121
Net realized loss ................................................         (2,452,670)         (4,593,206)
Net change in unrealized appreciation (depreciation) .............            590,288         (11,748,974)
-------------------------------------------------------------------------------------------------------------
Net decrease in net assets from operations .......................         (1,113,312)        (15,421,059)
-------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS
Proceeds from contributions ......................................         30,584,188          61,073,820
Fair value of withdrawals ........................................        (24,256,201)        (72,701,931)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital transactions ..          6,327,987         (11,628,111)
-------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................          5,214,675         (27,049,170)
-------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period ..............................................         60,570,638          87,619,808
-------------------------------------------------------------------------------------------------------------

END OF PERIOD ....................................................       $ 65,785,313        $ 60,570,638
=============================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


The following table includes selected supplemental data and ratios to average net assets:


                                              FOR THE
                                             SIX MONTHS        FOR THE YEAR      NOVEMBER 13, 2000
                                                ENDED             ENDED           (INCEPTION DATE)
                                            JUNE 30, 2002      DECEMBER 31,       TO DECEMBER 31,
                                             (UNAUDITED)           2001               2000
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN .............            (1.50)%           (21.88)%             0.80%
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA AND RATIOS:
-----------------------------------------------------------------------------------------------------

Net assets, end of period (thousands)       $   65,785         $   60,571         $   87,620
Ratios to average net assets:
  Operating expenses ................             0.15% (a)          0.15%              0.15% (a)
  Net investment income .............             2.36% (a)          1.49%              0.81% (a)
Portfolio turnover rate .............               10%                31%                 8%


-----------------------------------------------------------------------------------------------------

(a) Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO


NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2002
(UNAUDITED)


                                1. ORGANIZATION

State Street Master Funds (the "Trust") is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI(R) EAFE(R) Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street MSCI(R) EAFE(R) Index Portfolio (the "Portfolio"). At June 30, 2000, only the State Street MSCI(R) EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner's average net assets.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

STATE STREET MSCI(R) EAFE(R) INDEX PORTFOLIO

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows: 75% to the Portfolio and 25% to State Street.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2002, the value of the securities loaned amounted to $7,888,070. The loans were collateralized with cash of $8,292,927, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio.

                           3. SECURITIES TRANSACTIONS

For the period ended June 30, 2002, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $13,854,769 and $5,826,812, respectively. The aggregate gross unrealized appreciation and depreciation were $4,048,959 and $13,045,056, respectively, as of June 30, 2002.

                     4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal and audit expenses), SSgA receives a management fee, calculated daily, at the annual rate of 0.15% of the Portfolio's average daily net assets.

APPENDIX C
NASDAQ-100 INDEX TRACKING STOCK(SM)

TOP TEN HOLDINGS AT JUNE 30, 2002

                                         PERCENTAGE
                                      OF MARKET VALUE
Microsoft Corp. ....................       13.31%
Intel Corp. ........................        5.58%
Cisco Systems, Inc. Corp. ..........        4.76%
QUALCOMM Inc. ......................        3.33%
Dell Computer Corp. ................        3.26%
Oracle Corp. .......................        2.83%
Amgen Inc. .........................        2.65%
Concord Efs Inc. ...................        2.27%
Maxim Integrated Products Inc. .....        2.26%
Immunex Corp. ......................        2.21%

-----------------------------------------------------------
The Nasdaq-100 Index Tracking Stock(SM) trades on the American Stock Exchange and represents ownership in the Nasdaq-100 Trust(SM), a long-term unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking Stock(SM) is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System or the American Stock Exchange website.



                                                                               a

                                    Homestead Funds, Inc.
                                    c/o NFDS
                                    P.O. Box 219486
                                    Kansas City, MO 64121-9486
                                    1-800-258-3030
                                    www.homesteadfunds.com


This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: RE Investment Corporation